UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2010 – August 31, 2011

Item 1: Reports to Shareholders

Annual Report | August 31, 2011

Vanguard U.S. Growth Fund

> For the 12 months ended August 31, 2011, Vanguard U.S. Growth Fund returned about 24%.

> The fund’s return was in line with that of its benchmark index and better than the average return of large-cap growth funds.

> Technology stocks—which represented a little more than one-third of the fund’s holdings, on average, for the period—contributed most significantly to returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2011

Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	23.58%
Admiral™ Shares	23.77
Russell 1000 Growth Index	23.96
Large-Cap Growth Funds Average	20.64

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2010 , Through August 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$14.75	$18.12	$0.108	$0.000
Admiral Shares	38.20	46.94	0.339	0.000

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended August 31 was a period of marked ups and downs in the financial markets. Stocks soared during the first half, with most sectors posting strong returns, then lost some, but not all, of those gains in the second half.

In this investment environment, Vanguard U.S. Growth Fund returned almost 24% for the 12 months, keeping pace with its benchmark, the Russell 1000 Growth Index, and outperforming the broad U.S. stock market and the average return of its peer funds.

Information technology—which accounted for about 37% of the fund, on average, during the period—contributed most significantly to returns.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns later in this report.

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged, with the broad U.S. stock market returning about 29%. As the slow, grinding economic recovery seemed to gather momentum, energy and industrial stocks, which are keenly sensitive to the rhythms of the business cycle, produced the best returns.

2

In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.) Stock prices retreated, and those sectors that led the market in the first half lost ground in the second, displaced by defensive sectors such as utilities and consumer staples.

Treasuries rallied as risk aversion returned
The stock market’s midyear pivot from offense to defense was mirrored in the bond market. In the first half of the year, yields rose (and prices declined) as the prospect of improved economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%, and government bonds were among the market’s best performers. For the full year, the taxable investment-grade U.S. bond market returned 4.62%; the broad municipal bond market returned 2.66%.

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	-0.97	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

CPI
Consumer Price Index	3.77%	1.12%	2.13%

3

period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Fund’s tech holdings provided a significant boost
The U.S. stock market and Vanguard U.S. Growth Fund both started the fiscal year strong. When the economy’s recovery turned rocky over the second half of the period, the fund—along with the rest of the market—lost some of its gains. Nevertheless, it finished with an impressive, market-beating return of about 24%. While the fund posted strong results in several sectors, its noteworthy performance was driven in large part by technology stocks.

The fund’s tendency to be heavily invested in technology worked in its favor, as holdings in the sector added more than 8 percentage points to its total return. The advisor’s strong selection among IT stocks boosted the fund’s absolute performance as well as its showing relative to the benchmark.

Apple—the fund’s largest holding, on average, during the 12 months—contributed almost 3 percentage points to returns. The company’s stock rose 58% as the popularity of its iPad and iPhone skyrocketed. The fund also managed to sidestep some of the sector’s weaker performers.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.48%	0.32%	1.37%

The fund expense ratios shown are from the prospectus dated April 8, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.44% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Growth Funds.

4

Consumer discretionary and industrial stocks were also among the fund’s top performers. Many companies in the consumer discretionary sector benefited from an increase in personal spending. Internet retailers and apparel companies added significantly to fund performance. Industrial stocks—most notably equipment companies and aerospace and defense contractors—received a boost early on from increased expansion brought on by the global economic recovery.

Consumer staples and health care holdings were also important contributors to performance relative to the index.

A rocky decade hinders fund’s long-term results
For the ten-year period ended August 31, Investor Shares of Vanguard U.S. Growth Fund had an average annual return of 0.51%. The fund trailed the performance of its benchmark and peer group, which posted average annual returns of 2.71% and 1.49%, respectively.

Over the past ten years, growth funds have endured several periods of extreme stock market volatility—most notably the bursting of the technology bubble in the early 2000s and the more recent financial crisis and global recession. Your fund also struggled to make the most of the good

Total Returns
Ten Years Ended August 31, 2011
Average
Annual Return
U.S. Growth Fund Investor Shares	0.51%
Russell 1000 Growth Index	2.71
Large-Cap Growth Funds Average	1.49

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

times. As stocks rallied from their March 2009 lows, for example, lower-quality companies led the way, while the growth-oriented blue chips favored by U.S. Growth Fund were much slower to recover.

While long-term results are unimpressive, the fund’s recent performance is somewhat encouraging. After spending much of the past decade lagging its comparative measures, the fund, as I noted earlier, ended the most recent 12-month period on track with its benchmark and outperformed its peer-group average by about 3 percentage points.

While short-term results aren’t always the best indicator of future performance, the latest fiscal year brings hope that the fund is headed in the right direction. We continue to have great confidence in your fund’s talented advisors.

Ignore daily market fluctuations and focus on the long term
In a refreshing turn of events after several years of frustration and disappointing returns, Vanguard U.S. Growth Fund finished the fiscal year with impressive results.

Still, despite the fund’s exceptional returns, investors didn’t emerge unscathed by the market’s most recent downturn.

The increased volatility of the past few months has disconcerted investors, bringing back not-so-distant memories of the financial crisis. Since then, we’ve been reminded countless times that the financial markets are unpredictable—it’s not unheard of for stocks to soar one day only to plunge the next.

Times like these can be unsettling, but it’s important to remember that these ups and downs are only short-term fluctuations, and they shouldn’t derail you from your long-term goals. Create a well-balanced, long-term investment plan that suits your goals and risk tolerance, and try to stick with that plan regardless of what’s happening in the market.

With its low costs and broad exposure to domestic growth stocks, Vanguard U.S. Growth Fund can play an important role in such a well-balanced portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 12, 2011

6

Advisors’ Report

For the 12 months ended August 31, 2011, Vanguard U.S. Growth Fund returned about 24%. This result was in line with its benchmark and better than the average return for large-cap growth funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 20, 2011.

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Delaware Management	38	1,354	Uses a bottom-up approach, seeking companies that
Company			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
Wellington Management	36	1,293	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair & Company, L.L.C.	22	783	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	4	141	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Delaware Management Company

Portfolio Managers:
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President, CIO—Focus Growth Equity

Delaware Management Company became a sub-advisor for Vanguard U.S. Growth Fund in October 2010. Our philosophy focuses on owning what we believe to be strong secular growth companies with solid business models and competitive positions that we believe can grow market share and deliver shareholder value in a variety of market environments. Consistent with our philosophy, stock selection was meaningful during the period noted above.

Our largest relative contributor to performance was priceline.com. Its stock price declined just before the start of the period because of concerns about the impact of the Icelandic volcano eruption and the Greek credit crisis on its important European business. These concerns proved unfounded just a few months later, as the company posted another very strong earnings release and guided expectations for higher future growth. Since then, the company has continued to show strong operating metrics and fundamentals, resulting in significant stock appreciation.

Another top contributor was Polycom, which posted a string of strong earnings reports that beat investment expectations. We believe the company is participating in a strong secular growth area because of technological advances that have significantly improved videoconferencing and, as a result, improved the user experience. In our view, the quantifiable return on investment from this technology should lead to continued growth.

The largest detractor during the period was Staples. Modest earnings reports were disappointing to investors and increased concerns that the company’s small- and medium-sized business customer base is still struggling with an economy that hasn’t fully recovered. We continue to hold the stock because we believe in the company’s strategic plans to drive corporate profitability higher despite challenging economic conditions.

Another detractor was Bank of New York Mellon. Negative headlines regarding potential conflicts of interest within the company’s profitable foreign currency exchange practices combined with an overall low-interest-rate environment to result in relative stock weakness. Given these fundamental issues and our concerns over management’s uncertain strategic direction, we have exited the position (shortly after our sale, the CEO was ousted by the board of directors).

8

We believe many investors are still uncertain about the level of future global economic growth. In our view, the lingering effects of the global credit crisis could lead to moderate growth, at best, and are likely to continue to result in often conflicting economic data points and a variety of fundamental company outcomes dependent on the quality of a company’s business model, competitive position, and management.

Wellington Management Company, LLP

Portfolio Manager:

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager

Wellington Management Company, LLP, became a sub-advisor for the Vanguard U.S. Growth Fund in October 2010. We employ proprietary fundamental research and a rigorous valuation discipline in our effort to invest in high-quality, large-cap, sustainable growth companies. Our investment philosophy is based on our belief that stock prices often overreact to short-term trends, and we believe our bottom-up, research-intensive approach focused on longer-term fundamentals will enable us to outperform the market over time.

Strong stock picks within the consumer staples and consumer discretionary sectors helped the portfolio’s relative returns through August 31, 2011. However, security selection within the information technology, financial, and health care sectors hindered relative returns.

Top contributors to relative returns included Green Mountain Coffee, priceline.com, Ralph Lauren, Altera, and eBay. The portfolio also benefited by not holding shares of Hewlett-Packard, which declined in price.

Green Mountain Coffee is the leading provider of single-cup brewers and portion packs for coffee. Core results have topped expectations amid strong sales growth of the firm’s Keurig single-serving products. We believe the adoption cycle for Keurig systems is still in its early stages and that relationships with coffee providers such as Starbucks and Dunkin’ Donuts will accelerate growth. We added to our position.

Top relative detractors included Juniper Networks, PACCAR, NetApp, Skyworks Solutions, and Dolby Laboratories. Not holding IBM and ExxonMobil, both benchmark constituents that performed well, also hindered the portfolio’s relative results during the period.

Juniper Networks is a leading provider of routing and security solutions to both carriers and enterprises. Because the company has a strong growth outlook relating to upcoming product upgrade cycles in large and expanding markets, we added to the position.

Despite strength in equities during the earlier part of the period, a high degree of macroeconomic uncertainty has taken its toll on the capital markets in the more recent months. We continue to focus our analysis at the individual company level,

9

using fundamental research for early identification of companies with sustainable growth and superior business models. We believe the breadth, depth, and strength of our research resources give us an inherent advantage in identifying growth companies with high cash-flow returns on investment, strong balance sheets, experienced and proven management, and an ability to maintain above-average growth.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

Tracy McCormick, Principal

U.S. stocks posted strong results last year. Equity markets rallied early on because of additional quantitative easing by the Federal Reserve, better-than-expected company earnings, and positive economic reports. In 2011, market volatility has increased because of concerns over the Middle East conflict, the U.S. government’s credit rating downgrade, the lengthy debate over the debt ceiling, weak U.S. employment growth, and ongoing European sovereign debt issues. Equity markets have declined in recent months and investors have shifted to defensive stocks.

The portfolio rose significantly in the period but was affected by the fluctuating perceptions of the macroeconomic environment. We have confidence that as the year progresses and the global economic expansion continues, albeit at a slower pace than the historical rate, the quality profile of our companies will be recognized by the market.

The two best overall performers were Agilent Technologies, benefiting from above-expectation earnings and strong results in its Electronic Measurement Group, and Schlumberger, which rose on its strong growth outlook as oil-related spending recovered globally, including in deepwater operations.

Our industrial stock selection was also helpful. Rockwell Automation shined with the continued recovery in industrial activity. Health care was also a contributor; Illumina performed well as the demand for its sequencing instruments was attractive.

The largest relative detractor was Microsoft. While it nicely exceeded our entry-point expectations with strong product cycles and disciplined cost management, we later saw signs of waning financial discipline, as well as questionable strategic moves. As a result, we eliminated the stock. Our greatest sector laggard was consumer discretionary, where Marriott International declined on softness in North America revenue per available room; we view this as a temporary issue based on supply constraints. Consumer staples was another detractor. This defensive group held up well, but we were underweight in the sector, which hurt relative returns. PepsiCo was the weakest performer; we sold this position in March because of uncertainty about the level of reinvestment needed in the brand and rising commodity costs.

We remain cautiously optimistic about the outlook for the U.S. economy and expect sustained low economic growth going

10

forward. We believe our quality growth investment discipline should benefit from this environment. Although volatility may continue, with macroeconomic uncertainty and fragile investor confidence, leading companies with superior earnings growth and strong management teams should be able to navigate the market challenges and be rewarded while less attractive firms wane.

11

U.S. Growth Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.48%	0.32%
30-Day SEC Yield	0.33%	0.47%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	114	589	3,716
Median Market Cap $24.9B		$35.0B	$30.4B
Price/Earnings Ratio	20.0x	16.3x	14.7x
Price/Book Ratio	3.2x	3.7x	2.0x
Return on Equity	23.6%	25.4%	19.0%
Earnings Growth Rate 14.8%		13.2%	7.0%
Dividend Yield	0.8%	1.6%	2.0%
Foreign Holdings	5.1%	0.0%	0.0%
Turnover Rate	89%	—	—
Short-Term Reserves	1.3%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	18.1%	14.3%	12.3%
Consumer Staples	4.4	12.5	10.5
Energy	8.1	11.1	10.8
Financials	6.1	3.9	14.8
Health Care	9.1	10.8	11.4
Industrials	9.3	12.5	11.0
Information
Technology	38.5	27.7	18.7
Materials	4.3	5.9	4.4
Telecommunication
Services	1.9	1.2	2.6
Utilities	0.2	0.1	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.99	0.96
Beta	0.98	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	6.7%
QUALCOMM Inc.	Communications
	Equipment	3.6
priceline.com Inc.	Internet Retail	2.8
Google Inc.	Internet Software &
	Services	2.7
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	2.3
Allergan Inc.	Pharmaceuticals	2.2
Mastercard Inc.	Data Processing &
	Outsourced
	Services	2.1
Visa Inc.	Data Processing &
	Outsourced
	Services	2.0
eBay Inc.	Internet Software &
	Services	2.0
CME Group Inc.	Specialized Finance	1.8
Top Ten		28.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 8, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.44% for Investor Shares and 0.30% for Admiral Shares.

12

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2001, Through August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Growth Fund Investor Shares	23.58%	1.85%	0.51%	$10,526
••••••••	Dow Jones U.S. Total Stock Market
	Index	19.16	1.52	3.80	14,526
– – – –	Russell 1000 Growth Index	23.96	3.75	2.71	13,071
	Large-Cap Growth Funds Average	20.64	2.31	1.49	11,596
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares	23.77%	2.04%	0.71%	$53,641
Dow Jones U.S. Total Stock Market
Index	19.16	1.52	3.80	72,630
Russell 1000 Growth Index	23.96	3.75	2.71	65,354

See Financial Highlights for dividend and capital gains information.

13

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2001, Through August 31, 2011

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	33.81%	3.64%	-0.03%
Admiral Shares	8/13/2001	34.00	3.83	0.76[1]
1 Return since inception.

14

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.6%)[1]
Consumer Discretionary (17.4%)
*	priceline.com Inc.	188,900	101,488
	NIKE Inc. Class B	697,300	60,421
*	Apollo Group Inc. Class A	1,075,300	50,351
	Johnson Controls Inc.	1,367,560	43,598
	Harley-Davidson Inc.	1,020,350	39,447
	Staples Inc.	2,351,400	34,660
*	Ctrip.com
	International Ltd. ADR	813,200	33,927
	Starbucks Corp.	847,900	32,746
	Lowe’s Cos. Inc.	1,494,900	29,793
	News Corp. Class A	1,476,790	25,504
	Coach Inc.	361,200	20,307
	Abercrombie & Fitch Co.	292,650	18,615
	Marriott International Inc.
	Class A	621,300	18,192
	Walt Disney Co.	463,870	15,799
*	Fossil Inc.	160,100	15,467
*	Las Vegas Sands Corp.	317,610	14,791
*	MGM Resorts
	International	1,191,590	13,191
*	Sirius XM Radio Inc.	5,353,960	9,637
*	Discovery
	Communications Inc.
	Class A	217,800	9,209
*	Amazon.com Inc.	40,990	8,825
	Scripps Networks
	Interactive Inc. Class A	194,917	8,352
	Ralph Lauren Corp. Class A	60,080	8,238
*	Netflix Inc.	32,630	7,668
*	Lululemon Athletica Inc.	18,560	1,016
			621,242
Consumer Staples (3.9%)
*	Green Mountain Coffee
	Roasters Inc.	598,290	62,665
	Walgreen Co.	1,115,012	39,259
	Mead Johnson Nutrition Co.	300,700	21,425
	Colgate-Palmolive Co.	174,800	15,727
			139,076

			Market
			Value
		Shares	($000)
Energy (7.5%)
	EOG Resources Inc.	897,730	83,121
	Schlumberger Ltd.	757,900	59,207
	National Oilwell Varco Inc.	530,910	35,104
	Occidental Petroleum Corp.	267,700	23,220
	Anadarko Petroleum Corp.	284,400	20,975
	Consol Energy Inc.	351,040	16,029
	Ensco plc ADR	308,690	14,897
	Suncor Energy Inc.	453,900	14,479
			267,032
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	188

Financials (5.5%)
	CME Group Inc.	234,710	62,696
*	IntercontinentalExchange Inc.	427,100	50,377
	American Express Co.	623,360	30,987
	BlackRock Inc.	134,830	22,213
	Ameriprise Financial Inc.	376,000	17,183
*	Affiliated Managers
	Group Inc.	120,700	10,520
*	LPL Investment
	Holdings Inc.	27,500	800
			194,776
Health Care (8.5%)
	Allergan Inc.	957,835	78,360
	Novo Nordisk A/S ADR	336,300	35,870
*	Agilent Technologies Inc.	965,960	35,615
	Perrigo Co.	333,900	31,634
	Covidien plc	513,200	26,779
	Cardinal Health Inc.	519,100	22,062
*	DaVita Inc.	242,800	17,865
*	Gilead Sciences Inc.	410,100	16,357
*	Edwards Lifesciences Corp.	201,270	15,186
*	Medco Health Solutions Inc.	232,800	12,604
*	Hologic Inc.	687,100	11,433
			303,765

15

U.S. Growth Fund

			Market
			Value
		Shares	($000)
Industrials (8.7%)
	Caterpillar Inc.	434,300	39,521
	Expeditors International of
	Washington Inc.	773,000	35,172
	Precision Castparts Corp.	139,000	22,775
	Cummins Inc.	209,960	19,510
	CH Robinson
	Worldwide Inc.	252,100	17,773
	Goodrich Corp.	190,100	16,953
	Joy Global Inc.	202,310	16,883
	PACCAR Inc.	431,760	16,247
	United Parcel Service Inc.
	Class B	239,400	16,133
*	Jacobs Engineering
	Group Inc.	422,700	15,741
	WW Grainger Inc.	96,500	14,871
*	Stericycle Inc.	161,800	14,191
	AMETEK Inc.	339,690	13,275
	Eaton Corp.	308,400	13,246
	Illinois Tool Works Inc.	263,030	12,241
	Rockwell Automation Inc.	182,200	11,685
	JB Hunt Transport
	Services Inc.	183,720	7,384
	Boeing Co.	99,090	6,625
			310,226
Information Technology (37.3%)
*	Apple Inc.	624,385	240,282
	QUALCOMM Inc.	2,464,135	126,804
*	Google Inc. Class A	179,675	97,197
	Mastercard Inc. Class A	224,500	74,020
	Visa Inc. Class A	822,100	72,246
*	eBay Inc.	2,322,880	71,707
	VeriSign Inc.	1,837,450	57,237
*	Intuit Inc.	1,054,600	52,023
	Altera Corp.	1,210,560	44,052
*	Citrix Systems Inc.	724,720	43,795
	Oracle Corp.	1,463,900	41,092
*	Teradata Corp.	751,000	39,322
*	Adobe Systems Inc.	1,469,600	37,093
*	EMC Corp.	1,497,600	33,831
	Accenture plc Class A	544,100	29,158
	Broadcom Corp. Class A	785,170	27,991
*	Juniper Networks Inc.	1,271,750	26,618
*	Polycom Inc.	962,400	22,905
*	Alliance Data
	Systems Corp.	222,930	20,824
	Analog Devices Inc.	564,770	18,649
	TE Connectivity Ltd.	581,000	17,790
*	BMC Software Inc.	424,600	17,243
*	NetApp Inc.	405,325	15,248
	Texas Instruments Inc.	527,470	13,825
*	Cognizant Technology
	Solutions Corp. Class A	217,800	13,819
*	Acme Packet Inc.	279,820	13,177
*	Rovi Corp.	240,960	11,781

			Market
			Value
		Shares	($000)
*	F5 Networks Inc.	143,055	11,676
*	Trimble Navigation Ltd.	300,700	11,168
*	Skyworks Solutions Inc.	486,110	10,029
*	VMware Inc. Class A	79,640	7,515
*	Salesforce.com Inc.	51,110	6,580
*	Dolby Laboratories Inc.
	Class A	124,880	4,196
*	TIBCO Software Inc.	122,150	2,734
			1,333,627
Materials (4.1%)
	Syngenta AG ADR	889,700	56,327
	Praxair Inc.	224,640	22,125
	Monsanto Co.	313,970	21,642
	Mosaic Co.	209,700	14,916
	Freeport-McMoRan
	Copper & Gold Inc.	239,540	11,292
	Rio Tinto plc ADR	182,000	11,131
	Walter Energy Inc.	97,120	7,938
			145,371
Telecommunication Services (1.7%)
*	Crown Castle
	International Corp.	1,428,600	62,044
Total Common Stocks
(Cost $3,080,468)			3,377,347
Temporary Cash Investments (5.4%)[1]
Money Market Fund (4.6%)
3	Vanguard Market
	Liquidity Fund,
	0.132%	163,825,970	163,826

16

U.S. Growth Fund

	Face	Market
	Amount	Value
	($000)	($000)
Repurchase Agreement (0.5%)
Bank of America
Securities, LLC
0.060%, 9/1/11
(Dated 8/31/11,
Repurchase Value
$17,500,000,
collateralized by
Federal Home
Loan Bank 3.350%,
1/26/18, Federal
National Mortgage
Assn. 4.875%, 5/18/12)	17,500	17,500

U.S. Government and Agency Obligations (0.3%)
[4,5] Fannie Mae
Discount Notes,
0.050%, 9/21/11	3,000	3,000
[4,5] Federal Home Loan
Bank Discount Notes,
0.080%, 10/19/11	300	300
[4,5] Federal Home Loan
Bank Discount Notes,
0.075%, 11/16/11	8,000	7,997
[4,5] Freddie Mac
Discount Notes,
0.050%, 9/16/11	400	400
		11,697
Total Temporary Cash Investments
(Cost $193,025)		193,023
Total Investments (100.0%)
(Cost $3,273,493)		3,570,370
Other Assets and Liabilities (0.0%)
Other Assets		27,909
Liabilities		(27,477)
		432
Net Assets (100%)		3,570,802

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	4,631,614
Undistributed Net Investment Income	2,822
Accumulated Net Realized Losses	(1,359,799)
Unrealized Appreciation (Depreciation)
Investment Securities	296,877
Futures Contracts	(711)
Foreign Currencies	(1)
Net Assets	3,570,802

Investor Shares—Net Assets
Applicable to 159,696,970 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,893,188
Net Asset Value Per Share—
Investor Shares	$18.12

Admiral Shares—Net Assets
Applicable to 14,435,357 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	677,614
Net Asset Value Per Share—
Admiral Shares	$46.94

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $10,997,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends[1]	39,921
Interest[1]	293
Security Lending	26
Total Income	40,240
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,438
Performance Adjustment	(502)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,021
Management and Administrative—Admiral Shares	995
Marketing and Distribution—Investor Shares	612
Marketing and Distribution—Admiral Shares	164
Custodian Fees	71
Auditing Fees	30
Shareholders’ Reports—Investor Shares	85
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	10
Total Expenses	15,935
Expenses Paid Indirectly	(126)
Net Expenses	15,809
Net Investment Income	24,431
Realized Net Gain (Loss)
Investment Securities Sold[1]	276,295
Futures Contracts	29,826
Foreign Currencies	120
Realized Net Gain (Loss)	306,241
Change in Unrealized Appreciation (Depreciation)
Investment Securities	496,227
Futures Contracts	1,048
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	497,274
Net Increase (Decrease) in Net Assets Resulting from Operations	827,946

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $247,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,431	27,278
Realized Net Gain (Loss)	306,241	234,414
Change in Unrealized Appreciation (Depreciation)	497,274	(234,466)
Net Increase (Decrease) in Net Assets Resulting from Operations	827,946	27,226
Distributions
Net Investment Income
Investor Shares	(17,808)	(16,650)
Admiral Shares	(7,327)	(6,066)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(25,135)	(22,716)
Capital Share Transactions
Investor Shares	(525,262)	(159,838)
Admiral Shares	(240,672)	(104,130)
Net Increase (Decrease) from Capital Share Transactions	(765,934)	(263,968)
Total Increase (Decrease)	36,877	(259,458)
Net Assets
Beginning of Period	3,533,925	3,793,383
End of Period[1]	3,570,802	3,533,925
1 Net Assets—End of Period includes undistributed net investment income of $2,822,000 and $3,406,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.75	$14.83	$17.89	$19.44	$17.06
Investment Operations
Net Investment Income	.108[1]	.105	.105	.089	.113
Net Realized and Unrealized Gain (Loss)
on Investments	3.370	(.099)	(3.049)	(1.523)	2.354
Total from Investment Operations	3.478	.006	(2.944)	(1.434)	2.467
Distributions
Dividends from Net Investment Income	(.108)	(.086)	(.116)	(.116)	(.087)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.108)	(.086)	(.116)	(.116)	(.087)
Net Asset Value, End of Period	$18.12	$14.75	$14.83	$17.89	$19.44

Total Return[2]	23.58%	-0.02%	-16.29%	-7.44%	14.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,893	$2,796	$2,956	$3,637	$4,308
Ratio of Total Expenses to
Average Net Assets[3]	0.44%	0.45%	0.49%	0.43%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.61%[1]	0.66%	0.79%	0.47%	0.60%
Portfolio Turnover Rate	89%	74%	101%	107%	51%

1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), (0.03%), (0.03%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$38.20	$38.41	$46.37	$50.42	$44.24
Investment Operations
Net Investment Income	.345[1]	.338	.335	.325	.416
Net Realized and Unrealized Gain (Loss)
on Investments	8.734	(.256)	(7.919)	(3.950)	6.107
Total from Investment Operations	9.079	.082	(7.584)	(3.625)	6.523
Distributions
Dividends from Net Investment Income	(.339)	(.292)	(.376)	(.425)	(.343)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.339)	(.292)	(.376)	(.425)	(.343)
Net Asset Value, End of Period	$46.94	$38.20	$38.41	$46.37	$50.42

Total Return	23.77%	0.13%	-16.15%	-7.28%	14.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$678	$737	$838	$1,116	$1,325
Ratio of Total Expenses to
Average Net Assets[2]	0.30%	0.29%	0.30%	0.24%	0.27%
Ratio of Net Investment Income to
Average Net Assets	0.75%[1]	0.82%	0.98%	0.66%	0.83%
Portfolio Turnover Rate	89%	74%	101%	107%	51%

1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), (0.03%), (0.03%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

22

U.S. Growth Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. William Blair & Company, L.L.C., and beginning in October 2010, Wellington Management Company, LLP, and Delaware Management Company, Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Wellington Management Company, LLP, and Delaware Management Company, Inc. in October 2010, beginning September 1, 2011, their investment advisory fees will be subject to quarterly adjustments based on performance since November 30, 2010, relative to the Russell 1000 Growth Index. Until October 2010, a portion of the fund was managed by AllianceBernstein L.P. The basic fee paid to AllianceBernstein L.P. was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $502,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $597,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

23

U.S. Growth Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2011, these arrangements reduced the fund’s expenses by $126,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,377,347	—	—
Temporary Cash Investments	163,826	29,197	—
Futures Contracts—Assets[1]	1,506	—	—
Total	3,542,679	29,197	—
1 Represents variation margin on the last day of the reporting period.

F. At August 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2011	1,575	95,894	2,417
S&P 500 Index	September 2011	87	26,485	(1,399)
E-mini S&P Mid-Cap 400 Index	September 2011	265	23,172	(1,729)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

24

U.S. Growth Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized net foreign currency gains of $120,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2011, the fund had $11,268,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,359,274,000 to offset future net capital gains of $887,490,000 through August 31, 2012, $123,651,000 through August 31, 2013, $256,306,000 through August 31, 2017, and $91,827,000 through August 31, 2018. Capital loss carryforwards of $2,240,836,000 expired on August 31, 2011; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At August 31, 2011, the cost of investment securities for tax purposes was $3,274,046,000. Net unrealized appreciation of investment securities for tax purposes was $296,324,000, consisting of unrealized gains of $473,721,000 on securities that had risen in value since their purchase and $177,397,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2011, the fund purchased $3,270,222,000 of investment securities and sold $4,069,012,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	297,898	16,334	287,660	18,248
Issued in Lieu of Cash Distributions	17,562	968	16,387	988
Redeemed	(840,722)	(47,246)	(463,885)	(28,939)
Net Increase (Decrease)—Investor Shares	(525,262)	(29,944)	(159,838)	(9,703)
Admiral Shares
Issued	238,781	5,167	114,435	2,754
Issued in Lieu of Cash Distributions	7,014	149	5,753	134
Redeemed	(486,467)	(10,184)	(224,318)	(5,395)
Net Increase (Decrease)—Admiral Shares	(240,672)	(4,868)	(104,130)	(2,507)

J. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2011

Special 2011 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $25,135,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	23.58%	1.85%	0.51%
Returns After Taxes on Distributions	23.47	1.76	0.43
Returns After Taxes on Distributions and Sale of Fund Shares	15.47	1.57	0.42

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended August 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2011	8/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$934.98	$2.15
Admiral Shares	1,000.00	935.06	1.56
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.99	$2.24
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102011

Annual Report | August 31, 2011

Vanguard International Growth Fund

> Vanguard International Growth Fund returned about 14% for the fiscal year ended August 31, 2011.

> The fund significantly outperformed its benchmark and the average return for international funds.

> Investments in all regions contributed to returns, led by the fund’s strong stock selection in Europe.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2011

Total
Returns
Vanguard International Growth Fund
Investor Shares	14.10%
Admiral™ Shares	14.21
MSCI AC World Index ex USA	10.34
International Funds Average	10.93

International Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2010 , Through August 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$16.27	$18.27	$0.305	$0.000
Admiral Shares	51.81	58.17	1.041	0.000

1

Chairman’s Letter

Dear Shareholder,

Despite political turmoil, sovereign debt concerns, and natural disasters, the global financial markets produced solid results for the 12 months ended August 31.

In this investment environment, Vanguard International Growth Fund, which celebrated its 30th anniversary at the end of September, returned about 14% for the fiscal year. The fund outperformed its comparative measures—the MSCI All Country World Index ex USA and the average return of international funds—by more than 3 percentage points.

Although the fund posted positive results in all regions, the advisors’ strong stock selection in the European countries led performance.

If you invest in the fund through a taxable account, page 32 shows after-tax returns for investors in the highest tax bracket.

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged, with the broad U.S. stock market returning about 29%. As the slow, grinding economic recovery seemed to gather momentum, energy and industrial stocks, which are keenly sensitive to the rhythms of the business cycle, produced the best returns.

2

In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.) Stock prices retreated, and those sectors that led the market in the first half lost ground in the second, displaced by defensive sectors such as utilities and consumer staples.

Treasuries rallied as risk aversion returned
The stock market’s midyear pivot from offense to defense was mirrored in the bond market. In the first half of the year, yields rose (and prices declined) as the prospect of improved economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%, and government bonds were among the market’s best performers.

For the full year, the taxable investment-grade U.S. bond market returned 4.62%; the broad municipal bond market returned 2.66%.

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	-0.97	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

CPI
Consumer Price Index	3.77%	1.12%	2.13%

3

period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Strong stock selection in Europe boosts returns
Vanguard International Growth Fund started the fiscal year strong, but when the global recovery sputtered during the second half of the period, the fund—along with the rest of the market—lost some of its gains. Nevertheless, the fund’s result for the full 12 months was impressive and bested the return of the broad international stock market by more than 3 percentage points.

Although the fund posted positive returns in all regions, its noteworthy performance was driven in large part by its European holdings. Despite the ongoing sovereign debt issues in several European nations, the region—which accounted for just over half of the fund’s assets, on average, during the fiscal year—contributed more than 9 percentage points to the fund’s returns.

Strong stock selection in the region, especially within the consumer discretionary and industrial sectors, boosted performance relative to the benchmark. European luxury goods companies, which benefited from increased sales in China, were key contributors to fund performance.

Exposure to China and other fast-growing emerging markets countries also fueled strong performances from European industrial machinery companies.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.51%	0.35%	1.42%

The fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.47% for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: International Funds.

4

The fund’s advisors made astute choices in Europe’s financial sector by avoiding or limiting exposure to some of the stocks hit hardest by the region’s debt problems.

Countries in the Pacific region, which accounted for slightly less than one-fifth of the fund’s assets, on average, contributed almost 3 percentage points to the fund’s return. Japan, the largest country exposure in the region, posted strong results in several sectors, including consumer discretionary, industrials, and information technology. But the fund benefited most in the Pacific region by avoiding stocks of several Japanese utility companies that were hit hard by the nuclear crisis caused by the country’s tragic tsunami.

Emerging markets, which represented, on average, about one-quarter of the fund’s assets, contributed about 2 percentage points to the fund’s 12-month return.

China was by far the top performer among emerging markets countries, accounting for most of the return.

Baidu—the country’s largest internet search engine—was the fund’s top contributor to performance, adding 1.7 percentage points to total return.

The fund’s holdings in the North America and the Middle East regions, which each include stocks of only one country—Canada and Israel, respectively— posted small, but positive contributions to returns.

Total Returns
Ten Years Ended August 31, 2011
Average
Annual Return
International Growth Fund Investor Shares	6.45%
Spliced International Index	4.96
International Funds Average	4.61

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
International Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

Fund’s long-term results remain strong
For the ten years ended August 31, Investor Shares of Vanguard International Growth Fund recorded an average annual return of 6.45%. The fund outperformed its benchmark and peer group, which posted average annual returns of 4.96% and 4.61%, respectively, for the same period.

The fund’s strong performance over the past decade—a period that included extreme volatility in the financial markets, a global recession, and Europe’s sovereign debt crisis—can be attributed to its team of talented and experienced advisors. We believe that the team’s ongoing efforts, accompanied by the fund’s low costs, will continue to generate competitive results over the long term.

I’d like to take a moment to recognize Schroder Investment Management North America, which has served as an advisor to Vanguard International Growth Fund since its inception in 1981. Virginie Maisonneuve, who has managed the fund since 2005, Richard Foulkes, who managed the fund from its inception until his retirement in 2005, and the entire Schroder team have earned our thanks for an extraordinary record of service to Vanguard shareholders for the past 30 years.

Ignore daily market fluctuations and focus on the long term
Vanguard International Growth Fund recorded exceptional results for the full fiscal year. Still, investors didn’t emerge from the 12-month period unscathed by the market’s most recent downturn.

The increased market volatility of the past few months has disconcerted investors, bringing back not-so-distant memories of the global financial crisis. Since then, we’ve been reminded countless times that the financial markets are unpredictable. It’s not unheard of for stocks to soar one day, only to plunge the next.

Times like these can be unsettling, but you shouldn’t allow short-term fluctuations to derail your long-term goals. We encourage you to create a well-balanced, long-term investment plan that suits your goals and risk tolerance, and to try to stick with that plan regardless of what’s happening in the market.

With its low costs and broad exposure to international growth stocks, Vanguard International Growth Fund can help diversify such a well-balanced portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 12, 2011

6

Advisors’ Report

For the fiscal year ended August 31, 2011, Vanguard International Growth Fund returned about 14%. The fund significantly outperformed its benchmark and the average return for international funds for the period.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches.

It is not uncommon for different advisors

to have different views about individual securities or the broader investment environment. The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on September 20, 2011.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	47	8,235	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	40	6,881	Equity analysts in 11 countries and an international
Management North America Inc.			team of global sector and regional specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	10	1,803	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	3	445	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson
Chief Investment Officer and Head of Global Equities

This was a good time to be an equity investor, and a particularly happy one for our investments. Despite a gradual draining away of confidence, and a nervous seizure at the end of the period, results were pleasingly positive; but we should prefer to be judged on the “round trip,” as Keynes put it, and cannot promise always to do so well.

We can add little of use to the mountains of comment and analysis that have been piled up recently about events in Europe and America. It is our considered view that the world is not coming to an end, and that it is unlikely that anyone with a fiat currency will actually run out of money. It is probable that the authorities, who so far have been distinguished by confusion and clumsiness, will eventually resort to stimulus. Strong companies are likely to be a good store of value when this happens.

It is perfectly normal for investors to indulge in a period of nervous reappraisal after a sharp recession followed by a rapid recovery. That is what is happening now. In the West, we shall be repaying our debts for a while. In the developing world, current account surpluses are declining as the world rebalances; interest rates are falling in the emerging countries, and wages are skyrocketing in China as the country reorients itself toward local demand. The news is far from all bad.

Our portfolio is concentrated on the good news. We are increasingly excited about the pace of technological change, especially in health care and alternative energy. We think that even our most successful internet businesses still have enormous opportunities to grow, and that the developing world’s appetite for luxury goods will underpin demand. There is a lot to be excited about in the portfolio.

This approach has paid off over the past 12 months. Our exposure to Baidu, a leading Chinese internet company, and Atlas Copco, a Swedish engineer, were particularly helpful. We were lucky too: One of our software favorites, Autonomy, was bid for by Hewlett Packard. The bid premium was welcome, but we should have preferred to retain the stock as a long-term holding. Our main disappointment was Nintendo. The management’s quixotic (in our view) determination to concentrate on its own handheld devices, rather than making its games more widely available on other gaming platforms, limited the company’s prospects.

We do not like making predictions, but the prevailing gloomy atmosphere has helped us to pick up good companies at quite reasonable prices.

8

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA
Head of Global and International Equities

Simon Webber, CFA
Portfolio Manager

Markets and currencies have been volatile throughout the fiscal year. Equities rose through the end of 2010 and the first quarter of 2011, aided by encouraging signs from the world economy, an improving corporate sector, and a second round of quantitative easing in the United

States. Sovereign debt concerns in Europe have intensified throughout the year, unnerving investors who have been increasingly concerned about the state of the recovery. More recently, markets have suffered from a crisis in confidence that resulted in extreme volatility and fairly indiscriminate losses.

The confidence crisis in part stems from the U.S. debt ceiling negotiations, as investors realized that the negotiation process itself highlighted the focus on the 2012 elections and the potential paralysis of the country’s current political forum. Peripheral European issues continued to put severe pressure on the banking sector in core Europe as the risk of sovereign debt crisis intensified, spreading to Italy, the world’s third-largest bond market. Despite several attempts by European leaders to put in place financial plans compatible with economic constraints, political divergences within the region obstructed effective leadership and the implementation of the measures discussed. This gridlock added to the confidence crisis. Investors’ worries regarding future economic growth intensified amid increased focus on the need for future fiscal discipline in the developed world in an environment of high leverage.

Also notable are the events in the Middle East that have inflamed the region during the past 12 months, revealing new economic, political, and social fragmentations.

The top contributors in the portfolio for the period were BG Group, Hyundai Motor, and Rio Tinto. The key regional drivers of performance were the United Kingdom and Continental Europe. In the United

Kingdom, exposure to energy (BG Group) and consumer discretionary (Kingfisher) was rewarded. In Europe, the portfolio’s financials exposure was beneficial, with good returns from GAM Holding and BBVA.

Our emerging markets exposure was most hindered by our financial holdings, such as Turkiye Garanti Bankasi and Itau Unibanco. While long-term growth prospects for emerging market financials remain very strong, they have been under some short-term pressure as emerging-market countries have tightened monetary policy to abate the impact of inflationary pressures resulting from the strength in commodity prices and high liquidity.

9

From a sector perspective, information technology was a key contributor.

Companies such as Check Point and SAP performed well as companies have increased their spending on software in the postcrisis environment. The portfolio’s materials exposure in companies such as Rio Tinto and First Quantum Minerals also had a positive influence. For most of the year, commodity prices rose strongly on the basis of strong emerging-market demand and constrained supply. Holdings in consumer staples disappointed, however, as we had little exposure to food staples.

We believe the underlying cause of the recent market adjustment, in addition to the confidence crisis, is the reduction in global growth expectations as the developed world employs tighter fiscal policies to help deal with excessive debt and facilitate a deleveraging process. This unfolding of events is very much in line with what we believe to be the “new normal” environment, where trend growth in developed markets is muted and global growth is more driven by emerging markets. This new normal is the result of long-term global rebalancing, demographic trends, and the “supercycle” theme, to which markets are only just starting to respond.

While the corporate sector is in relatively good shape, sustained leadership is needed from developed nations to restore confidence before new hires and investment can alleviate the risk of a new recession. Adding to the fragile state of the developed-market economies, election cycles in several key countries might contribute to increased turbulence over the next 12 months, providing buying opportunities in attractively valued equities for medium- to long-term shareholders.

Furthermore, while market sentiment remains volatile, the recovery of the manufacturing supply chain following the earthquake in Japan should support global industrial output for the rest of 2011, as Japanese exports and inventory are rebuilt. Finally, because of the low-growth trend in developed markets, inflationary pressures in emerging markets should ease, providing room for the end of tightening policies.

M&G Investment Management Limited

Portfolio Managers:
Graham E. French, Portfolio Manager

Greg Aldridge, Portfolio Manager

The fund produced a healthy positive return for investors during a 12-month period characterized by bouts of extreme volatility in global stock markets.

Early on, investors’ risk appetite was supported by strong economic data from the United States and China, better-than-expected corporate results, and the U.S. Federal Reserve’s decision to inject an additional $600 billion into the country’s economy. However, risk aversion prevailed during the second half of the review period, when fears mounted about the government debt crisis in the eurozone and the health of the U.S. economy.

10

In this highly changeable climate, the fund’s holdings in the health care and information technology sectors performed well. At a stock level, aircraft manufacturer European Aeronautic Defence and Space (EADS), the parent company of Airbus, had a good year, as investors took note of the company’s phenomenal order book, as well as its size and technological advantages. South Korean tire manufacturer Hankook Tire and German sportswear specialist Adidas also added value.

The fund’s underweighting in financials was beneficial at a time when investors were concerned about their potential exposure to government bonds issued by peripheral eurozone countries. However, the fund’s holdings in French bank Société Générale experienced significant losses.

Elsewhere, stock selection was negative in the basic materials and industrials sectors. For example, investors struggled to assess the worth of Dutch mail firm PostNL following its demerger from rapid-delivery business TNT Express.

In terms of changes to the portfolio, we invested in good quality companies that we believe can deliver sustainable returns above the cost of capital and grow their profits through suitable reinvestment. These were businesses from both defensive and cyclical areas, where their scarce assets set them apart from their peers.

For example, we initiated positions in Vallourec, a French manufacturer of high-quality seamless steel tubes and connectors used primarily in the oil and gas industry, and Germany’s Software AG, a business process software manufacturer. We also took advantage of share-price weakness to increase the portfolio’s stakes in Brazilian oil and gas producer Petrobras and Japanese firm Sysmex, which specializes in clinical diagnostic devices for the health care industry.

In terms of sales, we closed our positions in U.K.-based testing services provider Intertek and polymer manufacturer Victrex, after the stocks rose to all-time highs. We also took profits from some of the portfolio’s strongest recent performers. These included

South Korean tire manufacturer Hankook Tire, European aircraft manufacturer EADS, and South African oil company Sasol.

11

International Growth Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.51%	0.35%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	190	1,862
Median Market Cap	$32.0B	$26.6B
Price/Earnings Ratio	13.7x	11.6x
Price/Book Ratio	1.8x	1.4x
Return on Equity	19.7%	17.8%
Earnings Growth Rate	12.4%	2.5%
Dividend Yield	2.4%	3.4%
Turnover Rate	43%	—
Short-Term Reserves	1.0%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	15.8%	9.0%
Consumer Staples	8.5	9.4
Energy	7.6	11.1
Financials	18.2	23.7
Health Care	6.1	6.7
Industrials	15.7	10.6
Information Technology	15.0	6.1
Materials	10.4	13.0
Telecommunication
Services	1.1	6.3
Utilities	1.6	4.1

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.97	0.98
Beta	1.06	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Baidu Inc.	Internet Software &
	Services	3.1%
Petroleo Brasileiro SA	Integrated Oil &
	Gas	2.0
Tencent Holdings Ltd.	Internet Software &
	Services	1.9
Novartis AG	Pharmaceuticals	1.8
BG Group plc	Integrated Oil &
	Gas	1.8
Samsung Electronics Co.
Ltd.	Semiconductors	1.7
Atlas Copco AB	Industrial
	Machinery	1.7
PPR	Department Stores	1.4
BHP Billiton plc	Diversified Metals
	& Mining	1.3
Cie Financiere	Apparel,
Richemont SA	Accessories &
	Luxury Goods	1.3
Top Ten		18.0%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.47% for Investor Shares and 0.34% for Admiral Shares.

12

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	19.7%	14.9%
France	7.6	6.5
Germany	6.7	5.3
Switzerland	6.3	5.9
Sweden	3.9	2.0
Spain	2.6	2.3
Netherlands	1.4	1.6
Denmark	1.4	0.7
Norway	1.2	0.6
Other	2.0	3.6
Subtotal	52.8%	43.4%
Pacific
Japan	10.6%	14.5%
Australia	4.1	6.1
Hong Kong	2.3	2.0
Other	0.7	1.3
Subtotal	17.7%	23.9%
Emerging Markets
China	9.4%	4.1%
Brazil	6.5	3.6
South Korea	3.2	3.4
India	1.7	1.7
Turkey	1.2	0.3
Taiwan	1.1	2.6
Other	2.1	8.1
Subtotal	25.2%	23.8%
North America
Canada	3.3%	8.4%
Middle East
Israel	1.0%	0.5%

13

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2001, Through August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Growth Fund Investor
	Shares	14.10%	1.75%	6.45%	$18,683
••••••••	MSCI All Country World Index ex USA	10.34	0.79	6.89	19,466
– – – –	Spliced International Index	10.34	-1.48	4.96	16,220
	International Funds Average	10.93	-0.90	4.61	15,688
Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
International Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

14

International Growth Fund

		Average Annual Total Returns
		Periods Ended August 31, 2011
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral
Shares	14.21%	1.93%	6.64%	$95,062
MSCI All Country World Index ex
USA	10.34	0.79	6.89	97,329
Spliced International Index	10.34	-1.48	4.96	81,098

Fiscal-Year Total Returns (%): August 31, 2001, Through August 31, 2011

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	34.68%	4.71%	7.02%
Admiral Shares	8/13/2001	34.91	4.89	7.64[1]
1 Return since inception.

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

15

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.4%)[1]
Australia (3.8%)
Fortescue Metals
Group Ltd.	22,824,363	148,799
Brambles Ltd.	14,934,900	108,018
Woodside Petroleum
Ltd.	2,777,000	104,962
* Atlas Iron Ltd.	19,831,000	83,107
Woolworths Ltd.	2,971,200	80,165
Newcrest Mining Ltd.	1,523,000	65,532
* James Hardie Industries
SE	6,196,069	39,630
Sims Metal
Management Ltd.	1,026,080	16,958
		647,171
Austria (0.2%)
Wienerberger AG	2,035,000	28,986

Belgium (0.7%)
Anheuser-Busch
InBev NV	2,268,000	125,189

Brazil (6.5%)
Petroleo Brasileiro
SA ADR Type A	6,669,700	177,748
Vale SA Class B Pfd.
ADR	6,764,400	174,724
Petroleo Brasileiro
SA ADR	4,368,000	126,890
Itau Unibanco Holding
SA ADR	6,596,075	119,785
BM&FBovespa SA	20,386,500	119,740
^ Cia Brasileira de
Distribuicao Grupo
Pao de Acucar ADR	2,034,000	84,330
* OGX Petroleo e Gas
Participacoes SA	9,806,100	70,101
Anhanguera Educacional
Participacoes SA	4,076,496	66,580

			Market
			Value
		Shares	($000)
	Itau Unibanco Holding
	SA Prior Pfd.	3,056,590	55,164
	Vale SA Prior Pfd.	1,550,000	39,405
	Petroleo Brasileiro
	SA Prior Pfd.	2,800,000	36,409
	Banco do Brasil SA	1,670,067	27,875
	B2W Cia Global
	Do Varejo	1,717,500	17,359
	Fibria Celulose SA	716,170	6,991
			1,123,101
Canada (3.2%)
	Toronto-Dominion Bank	2,750,000	217,546
	Suncor Energy Inc.	2,965,000	95,008
	Teck Resources Ltd.
	Class B	1,784,000	79,244
	Niko Resources Ltd.	1,322,079	75,250
	Potash Corp. of
	Saskatchewan Inc.	1,277,000	73,624
	Sherritt International
	Corp.	2,500,000	13,862
*	Harry Winston Diamond
	Corp.	732,000	10,981
			565,515
China (9.3%)
*	Baidu Inc. ADR	3,659,200	533,438
	Tencent Holdings Ltd.	14,059,000	335,439
	Ping An Insurance
	Group Co.	16,096,000	129,089
	China Resources
	Enterprise Ltd.	25,686,000	104,533
	China Merchants
	Bank Co. Ltd.	36,738,500	78,661
	Beijing Enterprises
	Holdings Ltd.	14,991,000	72,451
*	Ctrip.com International
	Ltd. ADR	1,729,300	72,146
	CNOOCLtd.	29,461,000	59,740
*,^	Shanghai
	Pharmaceuticals
	Holding Co. Ltd.	26,453,500	55,042

16

International Growth Fund

			Market
			Value
		Shares	($000)
	Belle International
	Holdings Ltd.	23,826,000	48,991
^	Hengdeli Holdings Ltd.	94,400,000	45,611
	China Mobile Ltd.	3,250,000	33,201
	Nine Dragons Paper
	Holdings Ltd.	36,162,000	26,023
	Ports Design Ltd.	4,958,000	8,153
^	Chaoda Modern
	Agriculture Holdings Ltd.	17,258,719	5,635
	Mindray Medical
	International Ltd. ADR	143,700	3,743
			1,611,896
Denmark (1.4%)
	Novozymes A/S	634,400	92,641
	Novo Nordisk A/S
	Class B	849,328	90,472
*	Vestas Wind Systems
	A/S	1,653,736	34,660
	APMoller - Maersk A/S
	Class B	3,750	26,202
			243,975
Finland (0.3%)
	Metso Oyj	1,495,000	56,637

France (7.1%)
	PPR	1,471,373	244,845
	L’Oreal SA	1,271,730	138,030
	Cie Generale d’Optique
	Essilor International SA	1,556,096	119,151
	Schneider Electric SA	891,000	118,663
	LVMH Moet Hennessy
	Louis Vuitton SA	680,000	114,760
	Safran SA	2,343,099	90,642
	GDF Suez	2,299,000	72,213
	AXA SA	4,421,000	70,958
	Veolia Environnement SA	3,672,000	60,980
	European Aeronautic
	Defence and Space
	Co. NV	1,410,000	44,654
	Publicis Groupe SA	900,000	42,274
	Vallourec SA	450,359	40,374
	Total SA	670,000	32,720
	CFAO SA	710,000	29,178
	Societe Generale SA	691,623	23,160
			1,242,602
Germany (6.3%)
	Adidas AG	2,861,824	199,251
	SAP AG	3,540,000	193,053
	Porsche Automobil
	Holding SE Prior Pfd.	1,518,515	102,224
	GEA Group AG	3,276,500	95,952
^	Aixtron SE NA	3,377,229	75,903
^	SMASolar Technology AG	633,814	65,961

		Market
		Value
	Shares	($000)
Bayerische Motoren
Werke AG	659,000	53,318
Software AG	1,030,000	45,134
SymriseAG	1,650,000	44,715
HeidelbergCement AG	999,207	42,889
* TUI AG	5,787,423	39,751
MTU Aero Engines
Holding AG	570,000	38,670
Wincor Nixdorf AG	630,000	35,013
AxelSpringer AG	813,258	34,942
Siemens AG	313,000	32,198
		1,098,974
Hong Kong (2.3%)
Jardine Matheson
Holdings Ltd.	2,142,900	118,821
Hong Kong Exchanges
and Clearing Ltd.	4,514,200	84,648
Swire Pacific Ltd.
Class A	6,037,000	80,714
Sun Hung Kai Properties
Ltd.	3,006,000	42,456
Li & Fung Ltd.	20,584,000	37,131
^ Techtronic Industries
Co.	25,499,943	24,315
Esprit Holdings Ltd.	4,419,604	12,443
		400,528
India (1.7%)
Housing Development
Finance Corp.	7,087,800	102,680
Tata Motors Ltd.	4,424,000	72,054
HDFC Bank Ltd.	5,555,995	57,363
Tata Power Co. Ltd.	1,968,000	44,935
Reliance Capital Ltd.	1,454,500	12,229
		289,261
Ireland (0.2%)
Kerry Group plc Class A	925,000	35,845

Israel (1.0%)
* Check Point Software
Technologies Ltd.	1,892,623	103,035
Teva Pharmaceutical
Industries Ltd. ADR	1,592,900	65,882
		168,917
Italy (0.5%)
Intesa Sanpaolo SPA
(Registered)	25,798,748	41,989
*,^ Prada SPA	7,912,100	41,462
		83,451
Japan (9.9%)
Rakuten Inc.	199,916	225,858
Honda Motor Co. Ltd.	6,576,000	214,279
Mitsubishi Corp.	8,446,400	203,235
Canon Inc.	3,557,800	167,887

17

International Growth Fund

		Market
		Value
	Shares	($000)
Seven & I Holdings
Co. Ltd.	5,382,000	142,863
SMCCorp.	756,400	119,879
FANUC Corp.	604,000	100,538
^ Gree Inc.	2,710,000	87,910
* Yamaha Motor Co. Ltd.	3,910,000	58,855
Sekisui Chemical Co. Ltd.	6,501,000	56,029
Yamada Denki Co. Ltd.	742,810	54,623
Hoya Corp.	2,310,700	51,012
SysmexCorp.	1,220,000	46,080
Toyota Motor Corp.	1,180,000	42,510
Astellas Pharma Inc.	1,000,000	37,791
Nintendo Co. Ltd.	212,500	37,465
Kyocera Corp.	347,900	32,094
Rohm Co. Ltd.	589,500	30,388
THK Co. Ltd.	810,100	16,709
		1,726,005
Luxembourg (0.1%)
* Reinet Investments SCA	542,339	9,552

Mexico (0.1%)
Consorcio ARA SAB
de CV	35,000,000	14,325

Netherlands (1.4%)
* INGGroep NV	17,585,000	152,593
Randstad Holding NV	1,868,000	64,074
TNT Express NV	1,470,000	13,747
^ PostNL NV	1,470,000	8,564
		238,978
Norway (1.2%)
Statoil ASA	5,308,000	127,543
DnB NOR ASA	7,013,776	84,717
		212,260
Peru (0.4%)
Credicorp Ltd.	763,247	76,050

Russia (0.4%)
* Sberbankof Russia ADR	5,983,000	71,138

Singapore (0.7%)
United Overseas Bank
Ltd.	3,616,000	55,706
Singapore Exchange Ltd.	6,541,000	38,086
DBSGroup Holdings Ltd.	2,580,521	28,402
		122,194
South Africa (0.6%)
ImpalaPlatinum
Holdings Ltd.	1,778,600	45,625
MTN Group Ltd.	1,400,000	28,800
Sasol Ltd.	545,000	26,274
		100,699

		Market
		Value
	Shares	($000)
South Korea (3.2%)
Samsung Electronics
Co. Ltd.	417,736	293,353
Shinhan Financial Group
Co. Ltd.	2,289,586	96,762
Hyundai Motor Co.	357,000	68,552
Celltrion Inc.	1,368,991	60,181
Hankook Tire Co. Ltd.	785,000	29,571
		548,419
Spain (2.4%)
Inditex SA	2,477,385	210,545
Banco Santander SA	22,690,801	209,658
		420,203
Sweden (3.8%)
Atlas Copco AB Class A	12,731,679	286,895
SvenskaHandelsbanken
AB Class A	4,250,782	116,459
Sandvik AB	7,223,763	96,045
Alfa Laval AB	4,729,586	92,844
Telefonaktiebolaget LM
Ericsson Class B	3,925,000	44,049
Oriflame Cosmetics SA	575,000	25,937
		662,229
Switzerland (6.2%)
Novartis AG	5,294,000	308,900
Cie Financiere
Richemont SA	3,946,700	228,173
SyngentaAG	453,668	143,612
Geberit AG	494,180	103,525
ABBLtd.	3,984,182	84,972
Nestle SA	740,000	45,787
Roche Holding AG	260,000	45,465
Swatch Group AG
(Bearer)	96,145	43,741
Zurich Financial
Services AG	192,000	43,256
Holcim Ltd.	620,000	39,094
		1,086,525
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	37,122,508	89,026
Chinatrust Financial
Holding Co. Ltd.	88,727,000	72,912
Compal Electronics Inc.	21,403,304	23,126
		185,064
Thailand (0.5%)
Kasikornbank PCL	19,533,000	83,288
Kasikornbank PCL
(Foreign)	1,746,100	7,408
		90,696

18

International Growth Fund

		Market
		Value
	Shares	($000)
Turkey (1.2%)
Turkiye Garanti
Bankasi AS	55,091,981	204,002

United Kingdom (18.7%)
BG Group plc	14,090,900	303,884
BHP Billiton plc	6,822,700	232,219
Rolls-Royce Holdings plc	21,946,616	227,258
Diageo plc	11,309,906	227,255
Standard Chartered plc	8,778,874	199,438
Xstrata plc	11,319,234	196,589
Prudential plc	18,901,000	190,399
GlaxoSmithKline plc	8,611,034	183,326
ARM Holdings plc	17,336,000	159,047
* Autonomy Corp. plc	3,813,100	155,632
British American
Tobacco plc	3,257,464	144,932
Rio Tinto plc	1,816,000	110,702
SABMiller plc	2,786,000	100,797
Vodafone Group plc	36,012,000	94,506
Meggitt plc	16,409,250	91,451
Tesco plc	14,454,300	88,846
Capita Group plc	6,915,000	79,513
United Utilities Group plc	7,425,336	72,188
Kingfisher plc	18,202,000	69,788
* Signet Jewelers Ltd.	1,350,171	52,728
Unilever plc	1,505,000	50,502
G4Splc	10,350,000	43,787
Inchcape plc	7,724,221	40,416
Ultra Electronics
Holdings plc	1,580,000	38,141
HSBC Holdings plc	4,138,093	36,044
Carnival plc	1,100,000	35,578
AMECplc	1,662,827	24,629
		3,249,595
Total Common Stocks
(Cost $14,987,982)		16,739,982
Temporary Cash Investments (4.5%)[1]
Money Market Fund (4.3%)
[2,3] Vanguard Market
Liquidity Fund,
0.132%	738,947,125	738,947

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4],5	Fannie Mae
	Discount Notes,
	0.050%, 9/21/11	15,000	14,999
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.060%, 9/23/11	4,000	4,000
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.060%, 10/12/11	2,100	2,100
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.075%, 11/16/11	5,000	4,998
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.040%, 11/25/11	8,500	8,497
[4],5	Freddie Mac
	Discount Notes,
	0.060%, 9/6/11	1,000	1,000
[4],5	Freddie Mac
	Discount Notes,
	0.050%, 10/11/11	200	200
[4],5	Freddie Mac
	Discount Notes,
	0.040%, 11/28/11	1,250	1,250
[4],5	Freddie Mac
	Discount Notes,
	0.080%, 12/29/11	300	300
			37,344
Total Temporary Cash Investments
(Cost $776,294)			776,291
Total Investments (100.9%)
(Cost $15,764,276)			17,516,273
Other Assets and Liabilities (-0.9%)
Other Assets			113,562
Liabilities[3]			(265,049)
			(151,487)
Net Assets (100%)			17,364,786

19

International Growth Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	17,550,501
Undistributed Net Investment Income	224,700
Accumulated Net Realized Losses	(2,143,332)
Unrealized Appreciation (Depreciation)
Investment Securities	1,751,997
Futures Contracts	(26,396)
Forward Currency Contracts	4,425
Foreign Currencies	2,891
Net Assets	17,364,786

Investor Shares—Net Assets
Applicable to 595,393,827 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,877,729
Net Asset Value Per Share—
Investor Shares	$18.27

Admiral Shares—Net Assets
Applicable to 111,523,910 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,487,057
Net Asset Value Per Share—
Admiral Shares	$58.17

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $157,821,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.9% and 2.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $165,107,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $36,594,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends[1]	406,635
Interest[2]	1,319
Security Lending	16,558
Total Income	424,512
Expenses
Investment Advisory Fees—Note B
Basic Fee	25,730
Performance Adjustment	5,447
The Vanguard Group—Note C
Management and Administrative—Investor Shares	31,061
Management and Administrative—Admiral Shares	7,964
Marketing and Distribution—Investor Shares	2,855
Marketing and Distribution—Admiral Shares	1,252
Custodian Fees	3,270
Auditing Fees	39
Shareholders’ Reports—Investor Shares	198
Shareholders’ Reports—Admiral Shares	25
Trustees’ Fees and Expenses	41
Total Expenses	77,882
Expenses Paid Indirectly	(234)
Net Expenses	77,648
Net Investment Income	346,864
Realized Net Gain (Loss)
Investment Securities Sold	996,303
Futures Contracts	30,771
Foreign Currencies and Forward Currency Contracts	44,195
Realized Net Gain (Loss)	1,071,269
Change in Unrealized Appreciation (Depreciation)
Investment Securities	714,870
Futures Contracts	(25,218)
Foreign Currencies and Forward Currency Contracts	(2,709)
Change in Unrealized Appreciation (Depreciation)	686,943
Net Increase (Decrease) in Net Assets Resulting from Operations	2,105,076

1 Dividends are net of foreign withholding taxes of $19,778,000.
2 Interest income from an affiliated company of the fund was $1,236,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	346,864	273,429
Realized Net Gain (Loss)	1,071,269	(38)
Change in Unrealized Appreciation (Depreciation)	686,943	441,576
Net Increase (Decrease) in Net Assets Resulting from Operations	2,105,076	714,967
Distributions
Net Investment Income
Investor Shares	(193,553)	(186,646)
Admiral Shares	(99,917)	(79,427)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(293,470)	(266,073)
Capital Share Transactions
Investor Shares	(1,004,967)	(55,225)
Admiral Shares	1,712,128	291,731
Net Increase (Decrease) from Capital Share Transactions	707,161	236,506
Total Increase (Decrease)	2,518,767	685,400
Net Assets
Beginning of Period	14,846,019	14,160,619
End of Period[1]	17,364,786	14,846,019
1 Net Assets—End of Period includes undistributed net investment income of $224,700,000 and $181,439,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.27	$15.73	$20.43	$26.13	$23.97
Investment Operations
Net Investment Income	.351	.291	.398[1]	.473	.594
Net Realized and Unrealized Gain (Loss)
on Investments	1.954	.535	(3.633)	(3.431)	4.132
Total from Investment Operations	2.305	. 826	(3.235)	(2.958)	4.726
Distributions
Dividends from Net Investment Income	(.305)	(.286)	(.562)	(.528)	(.530)
Distributions from Realized Capital Gains	—	—	(.903)	(2.214)	(2.036)
Total Distributions	(.305)	(.286)	(1.465)	(2.742)	(2.566)
Net Asset Value, End of Period	$18.27	$16.27	$15.73	$20.43	$26.13

Total Return[2]	14.10%	5.19%	-13.75%	-12.83%	20.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,878	$10,493	$10,226	$11,969	$13,219
Ratio of Total Expenses to
Average Net Assets[3]	0.47%	0.49%	0.53%	0.47%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.74%	2.84%[1]	2.07%	2.47%
Portfolio Turnover Rate	43%	44%	51%	55%	41%

1 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$51.81	$50.08	$65.09	$83.26	$76.36
Investment Operations
Net Investment Income	1.192	1.009	1.340[1]	1.649	2.051
Net Realized and Unrealized Gain (Loss)
on Investments	6.209	1.708	(11.571)	(10.929)	13.159
Total from Investment Operations	7.401	2.717	(10.231)	(9.280)	15.210
Distributions
Dividends from Net Investment Income	(1.041)	(.987)	(1.909)	(1.845)	(1.832)
Distributions from Realized Capital Gains	—	—	(2.870)	(7.045)	(6.478)
Total Distributions	(1.041)	(.987)	(4.779)	(8.890)	(8.310)
Net Asset Value, End of Period	$58.17	$51.81	$50.08	$65.09	$83.26

Total Return[2]	14.21%	5.36%	-13.57%	-12.67%	21.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,487	$4,353	$3,934	$4,845	$5,060
Ratio of Total Expenses to
Average Net Assets[3]	0.34%	0.33%	0.34%	0.28%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.98%	1.90%	3.03%[1]	2.26%	2.67%
Portfolio Turnover Rate	43%	44%	51%	55%	41%

1 Net investment income per share and the ratio of net investment income to average net assets include $.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use

25

International Growth Fund

of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the

26

International Growth Fund

Morgan Stanley Capital International Europe, Australasia, Far East Index for periods prior to December 1, 2010, and the new benchmark, the MSCI All Country World Index ex USA, beginning December 1, 2010. The benchmark change will be fully phased in by December 2013. The basic fee of M&G Investment Management Ltd. is subject to quarterly adjustments based on the fund’s performance for the preceding three years, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $5,447,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $3,018,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2011, these arrangements reduced the fund’s expenses by $234,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,778,991	—	—
Common Stocks—Other	778,244	14,182,747	—
Temporary Cash Investments	738,947	37,344	—
Futures Contracts—Assets[1]	8,082	—	—
Forward Currency Contracts—Assets	—	4,844	—
Forward Currency Contracts—Liabilities	—	(419)	—
Total	3,304,264	14,224,516	—
1 Represents variation margin on the last day of the reporting period.

27

International Growth Fund

F. At August 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	8,082	4,844	12,926
Liabilities	—	(419)	(419)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	30,771	—	30,771
Forward Currency Contracts	—	51,864	51,864
Realized Net Gain (Loss) on Derivatives	30,771	51,864	82,635

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(25,218)	—	(25,218)
Forward Currency Contracts	—	(5,670)	(5,670)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(25,218)	(5,670)	(30,888)

At August 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2011	4,928	162,909	(18,460)
FTSE 100 Index	September 2011	1,385	121,461	(3,718)
Topix Index	September 2011	940	94,774	(2,798)
S&P ASX 200 Index	September 2011	469	53,856	(1,420)

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

International Growth Fund

At August 31, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	9/21/11	EUR	128,618	USD	185,010	749
Brown Brothers Harriman & Co.	9/21/11	GBP	77,770	USD	126,485	(419)
Brown Brothers Harriman & Co.	9/14/11	JPY	7,374,528	USD	96,381	3,309
Brown Brothers Harriman & Co.	9/21/11	AUD	52,505	USD	56,040	786
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2011, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized net foreign currency losses of $7,669,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies held at August 31, 2011, had unrealized appreciation of $2,869,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduced realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $2,464,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2011, the fund had $300,359,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,143,263,000 to offset future net capital gains of $267,649,000 through August 31, 2017, and $1,875,614,000 through August 31, 2018.

29

International Growth Fund

At August 31, 2011, the cost of investment securities for tax purposes was $15,767,855,000. Net unrealized appreciation of investment securities for tax purposes was $1,748,418,000, consisting of unrealized gains of $3,076,868,000 on securities that had risen in value since their purchase and $1,328,450,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2011, the fund purchased $8,041,032,000 of investment securities and sold $7,494,342,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,372,818	124,655	1,854,437	110,882
Issued in Lieu of Cash Distributions	190,030	10,017	182,857	10,852
Redeemed[1]	(3,567,815)	(184,077)	(2,092,519)	(126,909)
Net Increase (Decrease)—Investor Shares	(1,004,967)	(49,405)	(55,225)	(5,175)
Admiral Shares
Issued	2,858,041	46,066	953,163	17,988
Issued in Lieu of Cash Distributions	92,553	1,534	72,968	1,361
Redeemed[1]	(1,238,466)	(20,096)	(734,400)	(13,893)
Net Increase (Decrease)—Admiral Shares	1,712,128	27,504	291,731	5,456
1 Net of redemption fees for fiscal 2011 and 2010 of $827,000 and $801,000, respectively (fund totals).

J. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2011

Special 2011 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $217,021,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $339,993,000 and foreign taxes paid of $20,133,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2012 to determine the calendar-year amounts to be included on their 2011 tax returns.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares
Periods Ended August 31, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.10%	1.75%	6.45%
Returns After Taxes on Distributions	13.81	0.51	5.57
Returns After Taxes on Distributions and Sale of Fund Shares	9.53	1.24	5.41

Returns do not reflect the 2% fee on redemptions of shares held for less than two months.

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended August 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2011	8/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$925.06	$2.13
Admiral Shares	1,000.00	925.68	1.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.99	$2.24
Admiral Shares	1,000.00	1,023.49	1.73

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

35

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102011

Annual Report | August 31, 2011

Vanguard FTSE Social Index Fund

> Vanguard FTSE Social Index Fund returned about 18% for the 12 months ended August 31, 2011.

> The fund’s return was in line with that of its target index, but trailed the average return of large-capitalization growth funds.

> Among the fund’s top performers were the information technology, health care, and consumer discretionary sectors; financials delivered the weakest return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2011

Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	17.52%
Institutional Shares	17.84
FTSE4Good US Select Index	17.87
Large-Cap Growth Funds Average	20.64

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2010 , Through August 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$6.27	$7.31	$0.060	$0.000
Institutional Shares	6.27	7.32	0.070	0.000

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended August 31, 2011, Vanguard FTSE Social Index Fund returned about 18%. This was the fund’s best fiscal-year performance since its inception in 2000.

The fund closely tracked its benchmark index, the FTSE4Good US Select Index, which consists of large-capitalization growth companies that meet strict social and environmental standards set by the index provider. This screening process often results in an index with an outsized commitment to a handful of sectors—information technology and financials most recently, for example.

During the fiscal year, the fund benefited from strength in the large technology sector and impressive returns from health care and consumer discretionary stocks. However, weakness in the financial sector contributed to the fund’s underperformance relative to the broad U.S. stock market and the average return of large-cap growth funds.

If you hold shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report.

2

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged, with the broad U.S. stock market returning about 29%. As the slow, grinding economic recovery seemed to gather momentum, energy and industrial stocks, which are keenly sensitive to the rhythms of the business cycle, produced the best returns.

In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.) Stock prices retreated, and those sectors that led the market in the first half lost ground in the second, displaced by defensive sectors such as utilities and consumer staples.

Treasuries rallied as risk aversion returned
The stock market’s midyear pivot from offense to defense was mirrored in the bond market. In the first half of the year, yields rose (and prices declined) as the prospect of improved economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	-0.97	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

CPI
Consumer Price Index	3.77%	1.12%	2.13%

3

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%, and government bonds were among the market’s best performers.

For the full year, the taxable investment-grade U.S. bond market returned 4.62%; the broad municipal bond market returned 2.66%.

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Technology holdings fueled the fund’s returns
Each of Vanguard FTSE Social Index Fund’s ten sectors posted a positive return for the fiscal year ended August 31.

The fund’s performance was largely influenced by its benchmark index’s four largest sector exposures: information technology, health care, consumer discretionary, and financials. These sectors combined contributed about 85% of the fund’s total gains for the year.

Tech companies, which represented about a third of the assets of the index and the fund, on average, during the period,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.29%	0.16%	1.37%

The fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the fund’s expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Growth Funds.

4

contributed about 40% of total return. Despite increased weakness in the U.S. economy and stock market declines at the end of the period, technology spending has remained relatively robust. Continued demand for smartphones and tablet computers in both developing and emerging markets has been a key driver of this trend. Companies that make these products as well as those that cater to and complement them, such as chip makers, software manufacturers, and providers of memory and storage devices, have done well.

Health care stocks, considered defensive because they are less dependent on the economic environment, were also strong performers. Since the passage of health care reform legislation last year, investors have been more comfortable buying health care stocks, including those of managed care providers. Many of these stocks now seem to reflect increased investor confidence in their strong financial profiles and less anxiety about the potential consequences of future government regulations.

The consumer discretionary sector was another strong contributor for the index and the fund. The best performers included fast food franchises and internet retailers, which have benefited from increased cost-consciousness among diners and shoppers.

Total Returns
Ten Years Ended August 31, 2011
Average
Annual Return
FTSE Social Index Fund Investor Shares	0.90%
Spliced Social Index	1.11
Large-Cap Growth Funds Average	1.49

Spliced Social Index: Calvert Social Index though December 16, 2005; FTSE4Good US Select Index thereafter.

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The index’s heavy weighting in the still-troubled financial sector pulled down the fund’s overall performance. While many financial companies have rebuilt their balance sheets and positioned themselves for growth since the 2008 credit crisis, they continue to be plagued by the sluggish housing market and anxieties tied to the global credit market. Although 12-month returns were positive, the sector lagged far behind both the FTSE4Good US Select Index and the broader market.

A decade of successfully tracking the benchmark
Vanguard FTSE Social Index Fund has built a record of closely tracking its benchmark index. For the decade ended August 31, 2011, the fund’s Investor Shares recorded an average annual return of 0.90%, compared with the 1.11% average annual return of the Spliced Social Index; this difference is consistent with the costs of managing a real-world portfolio. The fund has benefited from the decades of experience and skill of its advisor, Vanguard Quantitative Equity Group, whose sophisticated portfolio construction and management techniques have kept the fund’s returns close to those of its benchmark. The advisor has been aided in its efforts by the fund’s low expenses.

Over the past decade, the fund has met its objective of tracking its index, but has lagged the 1.49% average annual return of its peer group of large-cap growth funds. While Vanguard FTSE Social Index Fund largely invests in large-cap growth companies, the investment criteria established by its index provider can give it a different profile from that of the peer group. During the past decade, for example, as peers have taken advantage of remarkable strength in energy stocks, the fund has had limited exposure to gas and oil giants. It has also held a substantially larger proportion of its assets in financials—a sector that has struggled in recent years. In other periods, of course, these sector biases may prove an advantage relative to the peer group and broad market.

A balanced, diversified portfolio can shield you in volatile times
The turbulence in the stock markets at the end of the fiscal year continues to remind us of the markets’ unpredictable nature. That said, the recent turmoil is not altogether unusual: Vanguard research has found that the declines in global stock markets following the U.S. Treasury downgrade in August were similar to declines related to other recent significant macroeconomic events.

6

And while this volatility has been unnerving, it has done nothing to shake our confidence in stocks as an attractive opportunity for long-term investment growth. In fact, we consider the recent upheaval to be further evidence that a portfolio balanced between stock funds and less-volatile bond and money market funds can help to limit some of the short-term damage inflicted by these occasional swoons.

Regardless of market conditions, we encourage investors to build a balanced and diversified portfolio that aligns with their long-term goals and risk tolerance. Vanguard FTSE Social Index Fund can play an important role in such a portfolio by offering investors a cost-effective way to invest in a fund that adheres to some of their social and environmental ideals.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 12, 2011

7

FTSE Social Index Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.29%	0.16%
30-Day SEC Yield	1.33%	1.46%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Number of Stocks	290	289	3,716
Median Market Cap	$31.4B	$31.4B	$30.4B
Price/Earnings Ratio	14.4x	14.4x	14.7x
Price/Book Ratio	1.9x	1.9x	2.0x
Return on Equity	20.0%	20.0%	19.0%
Earnings Growth Rate	11.8%	11.8%	7.0%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Consumer
Discretionary	10.1%	10.1%	12.3%
Consumer Staples	8.9	8.9	10.5
Energy	1.6	1.6	10.8
Financials	27.3	27.3	14.8
Health Care	13.9	13.9	11.4
Industrials	2.4	2.4	11.0
Information
Technology	32.5	32.5	18.7
Materials	1.2	1.2	4.4
Telecommunication
Services	1.8	1.8	2.6
Utilities	0.3	0.3	3.5

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	7.7%
Procter & Gamble Co.	Household
	Products	3.8
JPMorgan Chase & Co.	Diversified Financial
	Services	3.2
Oracle Corp.	Systems Software	3.1
Wells Fargo & Co.	Diversified Banks	3.0
Google Inc.	Internet Software &
	Services	2.8
Intel Corp.	Semiconductors	2.3
McDonald's Corp.	Restaurants	2.1
Cisco Systems Inc.	Communications
	Equipment	1.9
QUALCOMM Inc.	Communications
	Equipment	1.8
Top Ten		31.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares.

8

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2001, Through August 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
FTSE Social Index Fund Investor
Shares	17.52%	-1.60%	0.90%	$10,935
Dow Jones U.S. Total Stock Market
Index	19.16	1.52	3.80	14,526
Spliced Social Index	17.87	-1.42	1.11	11,170
Large-Cap Growth Funds Average	20.64	2.31	1.49	11,596

Spliced Social Index: Calvert Social Index though December 16, 2005; FTSE4Good US Select Index thereafter.
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(1/14/2003)	Investment
FTSE Social Index Fund Institutional
Shares	17.84%	-1.46%	3.31%	$6,621,174
Dow Jones U.S. Total Stock Market
Index	19.16	1.52	6.36	8,511,458
Spliced Social Index	17.87	-1.42	3.36	6,650,236
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2001, Through August 31, 2011

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	26.24%	0.36%	0.72%
Institutional Shares	1/14/2003	26.57	0.49	4.31[1]
1 Return since inception.

10

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (10.1%)
	McDonald’s Corp.	113,726	10,288
*	Amazon.com Inc.	36,609	7,882
*	DIRECTV Class A	83,564	3,674
	Lowe’s Cos. Inc.	141,743	2,825
	Coach Inc.	32,012	1,800
*	Bed Bath & Beyond Inc.	27,203	1,547
	McGraw-Hill Cos. Inc.	33,735	1,421
	Macy’s Inc.	46,472	1,206
	Staples Inc.	77,877	1,148
	Nordstrom Inc.	23,899	1,086
	Mattel Inc.	38,061	1,023
	Tiffany & Co.	13,865	998
	Harley-Davidson Inc.	25,675	993
	Ross Stores Inc.	12,761	976
	Starwood Hotels & Resorts
	Worldwide Inc.	21,263	947
*	Dollar Tree Inc.	13,261	947
	Genuine Parts Co.	17,131	942
	Gap Inc.	48,189	796
*	Sirius XM Radio Inc.	428,824	772
*	Apollo Group Inc. Class A	15,352	719
	Darden Restaurants Inc.	14,841	714
	Wyndham Worldwide Corp.	18,702	607
	Hasbro Inc.	14,816	574
	PetSmart Inc.	12,463	526
	H&R Block Inc.	33,307	504
	Scripps Networks
	Interactive Inc. Class A	10,880	466
	Royal Caribbean Cruises Ltd.	17,691	459
	Cablevision Systems Corp.
	Class A	25,427	459
	Interpublic Group of Cos. Inc.	53,045	458
	Gentex Corp.	15,621	405
*	GameStop Corp. Class A	15,535	372
*	Mohawk Industries Inc.	7,270	360
	Foot Locker Inc.	17,177	358

			Market
			Value
		Shares	($000)
	Gannett Co. Inc.	25,722	297
	Harman International
	Industries Inc.	7,711	279
	Weight Watchers
	International Inc.	4,038	244
	Lennar Corp. Class A	16,540	243
*	AMC Networks Inc. Class A	6,231	230
*	Toll Brothers Inc.	13,297	229
	Wendy’s Co.	45,713	223
*	Lamar Advertising Co.
	Class A	8,591	180
	RadioShack Corp.	11,676	152
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 03/02/2012	179	—
			50,329
Consumer Staples (8.9%)
	Procter & Gamble Co.	299,527	19,074
	CVS Caremark Corp.	148,330	5,326
	Costco Wholesale Corp.	47,502	3,731
	General Mills Inc.	69,898	2,650
	HJ Heinz Co.	34,985	1,842
	Sysco Corp.	63,653	1,778
	Kellogg Co.	29,716	1,614
	Estee Lauder Cos. Inc.
	Class A	13,214	1,290
	Whole Foods Market Inc.	19,112	1,262
	Hershey Co.	17,953	1,053
	Avon Products Inc.	46,584	1,051
	Dr Pepper Snapple
	Group Inc.	24,090	927
	Campbell Soup Co.	26,149	833
	Safeway Inc.	40,198	737
	McCormick & Co. Inc.	13,144	628
	Hormel Foods Corp.	21,608	597
			44,393
Energy (1.6%)
	Apache Corp.	41,579	4,285
	EQT Corp.	16,230	971

11

FTSE Social Index Fund

		Market
		Value
	Shares	($000)
Noble Corp.	27,481	928
* Newfield Exploration Co.	14,551	743
QEP Resources Inc.	19,218	676
Patterson-UTI Energy Inc.	16,851	412
		8,015
Financials (27.2%)
JPMorgan Chase & Co.	426,079	16,004
Wells Fargo & Co.	576,553	15,048
Bank of America Corp.	1,099,456	8,983
American Express Co.	130,872	6,506
US Bancorp	208,885	4,848
Simon Property Group Inc.	31,900	3,748
MetLife Inc.	86,405	2,903
PNC Financial Services
Group Inc.	57,398	2,878
Bank of New York Mellon
Corp.	135,023	2,791
Prudential Financial Inc.	53,058	2,664
ACE Ltd.	36,638	2,366
Travelers Cos. Inc.	45,737	2,308
Capital One Financial Corp.	49,826	2,294
Franklin Resources Inc.	18,180	2,180
Chubb Corp.	31,917	1,975
Equity Residential	32,102	1,964
CME Group Inc.	7,339	1,960
State Street Corp.	54,732	1,944
Aflac Inc.	51,357	1,937
Annaly Capital
Management Inc.	103,895	1,884
Public Storage	13,956	1,727
BB&T Corp.	75,856	1,691
Loews Corp.	44,577	1,677
Boston Properties Inc.	15,848	1,653
HCP Inc.	44,302	1,652
Charles Schwab Corp.	131,454	1,621
Ventas Inc.	28,584	1,529
T Rowe Price Group Inc.	28,237	1,510
Discover Financial Services	59,209	1,490
Progressive Corp.	71,555	1,372
AvalonBay
Communities Inc.	9,537	1,301
ProLogis Inc.	46,026	1,253
Ameriprise Financial Inc.	26,419	1,207
American International
Group Inc.	47,599	1,206
SunTrust Banks Inc.	58,567	1,165
M&T Bank Corp.	13,557	1,031
Northern Trust Corp.	26,234	1,008
* Intercontinental-
Exchange Inc.	7,989	942
Hartford Financial Services
Group Inc.	48,504	928
Invesco Ltd.	50,397	922
Principal Financial
Group Inc.	34,749	881

			Market
			Value
		Shares	($000)
	Host Hotels & Resorts Inc.	74,330	879
	Unum Group	33,789	795
	SLM Corp.	57,476	789
	NYSE Euronext	28,383	774
	Moody’s Corp.	24,790	764
	Willis Group Holdings plc	18,645	730
	Lincoln National Corp.	34,215	710
	XL Group plc Class A	33,951	707
	Macerich Co.	14,153	694
	KeyCorp	103,792	689
	Plum Creek Timber Co. Inc.	17,642	670
	Regions Financial Corp.	137,152	623
	New York Community
	Bancorp Inc.	47,550	609
	Comerica Inc.	21,923	561
	Torchmark Corp.	13,175	503
	Cincinnati Financial Corp.	17,965	502
	WR Berkley Corp.	15,514	479
	Legg Mason Inc.	16,817	479
	Huntington Bancshares Inc.	94,276	474
	People’s United Financial Inc.	39,423	463
*	Markel Corp.	1,067	420
	Liberty Property Trust	12,320	418
	PartnerRe Ltd.	7,258	414
	Axis Capital Holdings Ltd.	14,046	403
	Regency Centers Corp.	9,637	398
	RenaissanceRe Holdings Ltd.	6,058	397
	Commerce Bancshares Inc.	9,520	377
*	Genworth Financial Inc.
	Class A	53,791	372
	Assurant Inc.	10,386	365
	Hudson City Bancorp Inc.	57,892	359
	Zions Bancorporation	20,276	354
	White Mountains Insurance
	Group Ltd.	875	350
	Transatlantic Holdings Inc.	6,866	348
	Arthur J Gallagher & Co.	12,041	340
	Brown & Brown Inc.	15,676	329
	Duke Realty Corp.	27,466	326
	Erie Indemnity Co. Class A	4,076	300
	Old Republic
	International Corp.	28,662	285
	SEI Investments Co.	15,480	265
	City National Corp.	5,638	253
*	Popular Inc.	113,815	237
	Valley National Bancorp	18,835	224
*	Forest City Enterprises Inc.
	Class A	16,237	216
	First Horizon National Corp.	29,272	206
^,*	St. Joe Co.	9,801	181
	Janus Capital Group Inc.	19,513	142
	Mercury General Corp.	2,976	118
	CNA Financial Corp.	2,390	58
			136,300

12

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
Health Care (13.9%)
	Amgen Inc.	101,637	5,631
	UnitedHealth Group Inc.	118,037	5,609
	Medtronic Inc.	116,518	4,086
*	Gilead Sciences Inc.	85,683	3,417
*	Celgene Corp.	50,474	3,002
	Covidien plc	54,014	2,818
	Allergan Inc.	33,497	2,740
*	Express Scripts Inc.	57,416	2,695
	WellPoint Inc.	40,019	2,533
*	Biogen Idec Inc.	26,301	2,478
*	Medco Health Solutions Inc.	43,607	2,361
	Becton Dickinson and Co.	23,873	1,943
	Aetna Inc.	41,378	1,656
*	Intuitive Surgical Inc.	4,292	1,637
	Cardinal Health Inc.	38,297	1,628
	St. Jude Medical Inc.	35,547	1,619
	Stryker Corp.	31,982	1,562
	Humana Inc.	18,455	1,433
*	Agilent Technologies Inc.	37,660	1,389
	CIGNA Corp.	29,660	1,386
*	Zimmer Holdings Inc.	20,967	1,193
	AmerisourceBergen Corp.
	Class A	29,856	1,182
*	Boston Scientific Corp.	166,363	1,128
*	Forest Laboratories Inc.	31,179	1,068
*	Mylan Inc.	47,499	986
*	Laboratory Corp. of
	America Holdings	10,866	908
	CR Bard Inc.	9,259	882
	Quest Diagnostics Inc.	17,095	856
*	Hospira Inc.	18,312	846
*	Life Technologies Corp.	19,613	824
*	Waters Corp.	9,971	796
*	Watson Pharmaceuticals Inc.	11,522	773
*	DaVita Inc.	10,475	771
*	Varian Medical Systems Inc.	12,704	724
*	Cephalon Inc.	8,267	667
*	Henry Schein Inc.	9,981	658
*	CareFusion Corp.	23,948	613
	DENTSPLY International Inc.	15,327	539
*	Coventry Health Care Inc.	16,177	532
*	Kinetic Concepts Inc.	7,845	530
	Universal Health
	Services Inc. Class B	9,784	407
	Patterson Cos. Inc.	13,582	397
	Omnicare Inc.	12,740	378
*	Community Health
	Systems Inc.	10,425	212
			69,493
Industrials (2.4%)
	Deere & Co.	46,022	3,719
	PACCAR Inc.	39,828	1,499
	WW Grainger Inc.	7,481	1,153
	Rockwell Automation Inc.	15,751	1,010

			Market
			Value
		Shares	($000)
	Southwest Airlines Co.	86,410	745
	Iron Mountain Inc.	21,790	709
	Pitney Bowes Inc.	22,139	450
	Equifax Inc.	13,258	429
	JB Hunt Transport
	Services Inc.	9,871	397
	Robert Half International Inc.	16,058	384
	Pentair Inc.	10,873	373
	Manpower Inc.	9,010	363
	Dun & Bradstreet Corp.	5,329	356
*	Foster Wheeler AG	13,411	329
*	Terex Corp.	12,159	196
			12,112
Information Technology (32.5%)
*	Apple Inc.	99,996	38,481
	Oracle Corp.	543,286	15,250
*	Google Inc. Class A	25,994	14,062
	Intel Corp.	577,943	11,634
	Cisco Systems Inc.	602,594	9,449
	QUALCOMM Inc.	174,954	9,003
*	EMC Corp.	224,524	5,072
	Visa Inc. Class A	56,923	5,002
*	eBay Inc.	142,340	4,394
	Mastercard Inc. Class A	13,134	4,330
*	Dell Inc.	205,321	3,052
	Automatic Data
	Processing Inc.	54,289	2,716
*	Cognizant Technology
	Solutions Corp. Class A	33,120	2,101
	Broadcom Corp. Class A	52,869	1,885
	Applied Materials Inc.	144,134	1,632
*	Intuit Inc.	33,022	1,629
*	NetApp Inc.	40,118	1,509
*	Symantec Corp.	82,531	1,415
*	Adobe Systems Inc.	55,541	1,402
	Altera Corp.	34,946	1,272
*	Check Point Software
	Technologies Ltd.	22,763	1,239
*	Citrix Systems Inc.	20,432	1,235
*	Juniper Networks Inc.	58,408	1,222
	Western Union Co.	68,992	1,140
	Analog Devices Inc.	32,429	1,071
	Paychex Inc.	39,640	1,070
*	Teradata Corp.	18,347	961
*	SanDisk Corp.	25,767	944
	Xilinx Inc.	28,262	880
*	Marvell Technology
	Group Ltd.	66,740	878
*	Fiserv Inc.	15,622	872
	CA Inc.	41,429	870
*	NVIDIA Corp.	65,006	865
*	Electronic Arts Inc.	36,440	823
*	BMC Software Inc.	19,420	789
	Activision Blizzard Inc.	62,428	739
	Linear Technology Corp.	24,764	709

13

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
*	Autodesk Inc.	24,795	699
^,*	First Solar Inc.	6,970	697
	KLA-Tencor Corp.	18,312	672
	Microchip Technology Inc.	20,349	668
	National Semiconductor
	Corp.	26,472	659
*	Micron Technology Inc.	108,500	641
	VeriSign Inc.	18,825	586
	Seagate Technology plc	48,977	567
*	Advanced Micro Devices Inc.	75,066	513
*	Lam Research Corp.	13,512	502
*	LSI Corp.	66,145	450
*	Akamai Technologies Inc.	20,304	445
*	Avnet Inc.	16,827	442
*	Synopsys Inc.	16,113	417
	Jabil Circuit Inc.	23,656	399
*	Arrow Electronics Inc.	12,403	387
	Total System Services Inc.	21,145	384
*	IAC/InterActiveCorp	9,421	372
	Broadridge Financial
	Solutions Inc.	13,600	283
	DST Systems Inc.	5,105	240
*	Novellus Systems Inc.	7,558	211
	Diebold Inc.	7,219	207
*	Compuware Corp.	24,355	206
*	CoreLogic Inc.	12,057	138
			162,382
Materials (1.2%)
	Praxair Inc.	32,988	3,249
	Sigma-Aldrich Corp.	13,358	860
	Ball Corp.	18,320	658
	International Flavors
	& Fragrances Inc.	8,824	512
	Vulcan Materials Co.	13,927	488
	Sealed Air Corp.	17,350	319
			6,086

		Market
		Value
	Shares	($000)
Telecommunication Services (1.8%)
CenturyLink Inc.	65,591	2,371
* American Tower Corp.
Class A	43,237	2,329
* Crown Castle International
Corp.	31,985	1,389
* Sprint Nextel Corp.	326,694	1,228
Frontier Communications
Corp.	108,123	810
* NII Holdings Inc.	18,404	709
Telephone & Data Systems
Inc.	5,673	146
		8,982
Utilities (0.4%)
CenterPoint Energy Inc.	46,050	921
TECO Energy Inc.	23,474	430
Questar Corp.	19,618	368
		1,719
Total Common Stocks
(Cost $452,104)		499,811
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.132%
(Cost $623)	622,601	623
Total Investments (100.1%)
(Cost $452,727)		500,434
Other Assets and Liabilities (-0.1%)
Other Assets		1,962
Liabilities[2]		(2,672)
		(710)
Net Assets (100%)		499,724

14

FTSE Social Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	560,730
Undistributed Net Investment Income	3,031
Accumulated Net Realized Losses	(111,744)
Unrealized Appreciation (Depreciation)	47,707
Net Assets	499,724

Investor Shares—Net Assets
Applicable to 47,113,283 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	344,447
Net Asset Value Per Share—
Investor Shares	$7.31

Institutional Shares—Net Assets
Applicable to 21,216,501 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	155,277
Net Asset Value Per Share—
Institutional Shares	$7.32

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $599,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $623,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	7,276
Interest[1]	2
Security Lending	34
Total Income	7,312
Expenses
The Vanguard Group—Note B
Investment Advisory Services	76
Management and Administrative—Investor Shares	859
Management and Administrative—Institutional Shares	166
Marketing and Distribution—Investor Shares	96
Marketing and Distribution—Institutional Shares	48
Custodian Fees	26
Auditing Fees	27
Shareholders’ Reports—Investor Shares	13
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,316
Net Investment Income	5,996
Realized Net Gain (Loss) on Investment Securities Sold	14,856
Change in Unrealized Appreciation (Depreciation) of Investment Securities	55,872
Net Increase (Decrease) in Net Assets Resulting from Operations	76,724
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,996	4,228
Realized Net Gain (Loss)	14,856	(33,928)
Change in Unrealized Appreciation (Depreciation)	55,872	36,338
Net Increase (Decrease) in Net Assets Resulting from Operations	76,724	6,638
Distributions
Net Investment Income
Investor Shares	(2,900)	(3,306)
Institutional Shares	(1,420)	(1,275)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,320)	(4,581)
Capital Share Transactions
Investor Shares	(12,802)	(1,269)
Institutional Shares	6,841	23,724
Net Increase (Decrease) from Capital Share Transactions	(5,961)	22,455
Total Increase (Decrease)	66,443	24,512
Net Assets
Beginning of Period	433,281	408,769
End of Period[1]	499,724	433,281
1 Net Assets—End of Period includes undistributed net investment income of $3,031,000 and $1,355,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.27	$6.20	$7.76	$9.30	$8.51
Investment Operations
Net Investment Income	.084	.061	.080	.125	.130
Net Realized and Unrealized Gain (Loss)
on Investments	1.016	.077	(1.522)	(1.525)	.780
Total from Investment Operations	1.100	.138	(1.442)	(1.400)	.910
Distributions
Dividends from Net Investment Income	(.060)	(.068)	(.118)	(.140)	(.120)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.060)	(.068)	(.118)	(.140)	(.120)
Net Asset Value, End of Period	$7.31	$6.27	$6.20	$7.76	$9.30

Total Return[1]	17.52%	2.18%	-18.11%	-15.26%	10.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$344	$306	$304	$395	$540
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.10%	0.91%	1.50%	1.48%	1.48%
Portfolio Turnover Rate	11%	35%	30%	41%	20%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.27	$6.20	$7.77	$9.32	$8.52
Investment Operations
Net Investment Income	.095	.070	.087	.137	.152
Net Realized and Unrealized Gain (Loss)
on Investments	1.025	.075	(1.528)	(1.535)	.780
Total from Investment Operations	1.120	.145	(1.441)	(1.398)	.932
Distributions
Dividends from Net Investment Income	(.070)	(.075)	(.129)	(.152)	(.132)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.070)	(.075)	(.129)	(.152)	(.132)
Net Asset Value, End of Period	$7.32	$6.27	$6.20	$7.77	$9.32

Total Return	17.84%	2.29%	-18.03%	-15.22%	10.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$155	$128	$104	$139	$111
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.23%	1.04%	1.63%	1.61%	1.61%
Portfolio Turnover Rate	11%	35%	30%	41%	20%

See accompanying Notes, which are an integral part of the Financial Statements.

19

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

20

FTSE Social Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $85,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2011, the fund had $3,822,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $111,719,000 to offset future net capital gains of $79,000 through August 31, 2012, $985,000 through August 31, 2013, $367,000 through August 31, 2014, $2,136,000 through August 31, 2016, $22,335,000 through August 31, 2017, $64,929,000 through August 31, 2018, and $20,888,000 through August 31, 2019.

At August 31, 2011, the cost of investment securities for tax purposes was $452,731,000. Net unrealized appreciation of investment securities for tax purposes was $47,703,000, consisting of unrealized gains of $107,961,000 on securities that had risen in value since their purchase and $60,258,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $57,774,000 of investment securities and sold $61,629,000 of investment securities, other than temporary cash investments.

21

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	68,477	9,029	76,759	11,344
Issued in Lieu of Cash Distributions	2,715	363	3,123	477
Redeemed	(83,994)	(11,067)	(81,151)	(12,168)
Net Increase (Decrease)—Investor Shares	(12,802)	(1,675)	(1,269)	(347)
Institutional Shares
Issued	35,819	4,671	48,750	7,280
Issued in Lieu of Cash Distributions	957	128	925	141
Redeemed	(29,935)	(3,920)	(25,951)	(3,896)
Net Increase (Decrease)—Institutional Shares	6,841	879	23,724	3,525

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2011

Special 2011 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,320,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares
Periods Ended August 31, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.52%	-1.60%	0.90%
Returns After Taxes on Distributions	17.38	-1.81	0.67
Returns After Taxes on Distributions and Sale of Fund Shares	11.58	-1.37	0.72

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended August 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2011	8/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$917.19	$1.40
Institutional Shares	1,000.00	918.44	0.77
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.74	$1.48
Institutional Shares	1,000.00	1,024.40	0.82

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its target index. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

“FTSE®” and “FTSE4Good™” are trademarks jointly
Fund Information > 800-662-7447	owned by the London Stock Exchange plc and The
Direct Investor Account Services > 800-662-2739	Financial Times Limited and are used by FTSE
Institutional Investor Services > 800-523-1036	International Limited under license. The FTSE4Good US
Text Telephone for People	Select Index is calculated by FTSE International
With Hearing Impairment > 800-749-7273	Limited. FTSE International Limited does not sponsor,
endorse, or promote the fund; is not in any way
This material may be used in conjunction	connected to it; and does not accept any liability in
with the offering of shares of any Vanguard	relation to its issue, operation, and trading.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102011

Annual Report | August 31, 2011

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund	Vanguard Industrials Index Fund
Vanguard Consumer Staples Index Fund	Vanguard Information Technology Index Fund
Vanguard Energy Index Fund	Vanguard Materials Index Fund
Vanguard Financials Index Fund	Vanguard Telecommunication Services Index Fund
Vanguard Health Care Index Fund	Vanguard Utilities Index Fund

> The ten Vanguard U.S. Sector Index Funds closely tracked their benchmark indexes, producing generally strong 12-month returns.

> Stock market returns were especially strong in the first half of the fiscal year, but retreated in the second.

> The Energy Index Fund delivered the best 12-month result; the Financials Index Fund turned in the weakest.

Contents
Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	5
Consumer Staples Index Fund	16
Energy Index Fund	25
Financials Index Fund	34
Health Care Index Fund	45
Industrials Index Fund	55
Information Technology Index Fund	65
Materials Index Fund	75
Telecommunication Services Index Fund	85
Utilities Index Fund	93
Your Fund’s After-Tax Returns	102
About Your Fund’s Expenses	104
Trustees Approve Advisory Arrangement	106
Glossary	107

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns
Fiscal Year Ended August 31, 2011

Admiral™ Shares[1] and ETF Shares[2]

	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary Index Fund	VCDAX	27.36%
Vanguard Consumer
Discretionary ETF	VCR
Market Price		27.56
Net Asset Value		27.37
MSCI US IMI/Consumer
Discretionary 25/50		27.53

Vanguard Consumer Staples
Index Fund	VCSAX	21.39%
Vanguard Consumer Staples ETF	VDC
Market Price		21.52
Net Asset Value		21.41
MSCI US IMI/Consumer
Staples 25/50		21.61

Vanguard Energy Index Fund	VENAX	35.21%
Vanguard Energy ETF	VDE
Market Price		35.38
Net Asset Value		35.22
MSCI US IMI/Energy 25/50		35.44

Vanguard Financials Index Fund	VFAIX	2.79%
Vanguard Financials ETF	VFH
Market Price		2.90
Net Asset Value		2.73
MSCI US IMI/Financials 25/50		2.87

Vanguard Health Care Index Fund	VHCIX	21.90%
Vanguard Health Care ETF	VHT
Market Price		22.01
Net Asset Value		21.90
MSCI US IMI/Health Care 25/50		22.10

Vanguard Industrials Index Fund	VINAX	17.79%
Vanguard Industrials ETF	VIS
Market Price		17.91
Net Asset Value		17.79
MSCI US IMI/Industrials 25/50		18.01

	Ticker	Total
	Symbol	Returns
Vanguard Information
Technology Index Fund	VITAX	20.46%
Vanguard Information
Technology ETF	VGT
Market Price		20.61
Net Asset Value		20.48
MSCI US IMI/Information
Technology 25/50		20.67

Vanguard Materials Index Fund	VMIAX	21.26%
Vanguard Materials ETF	VAW
Market Price		21.32
Net Asset Value		21.26
MSCI US IMI/Materials 25/50		21.43

Vanguard Telecommunication
Services Index Fund	VTCAX	16.87%
Vanguard Telecommunication
Services ETF	VOX
Market Price		17.05
Net Asset Value		16.87
MSCI US IMI/Telecommunication
Services 25/50		17.06

Vanguard Utilities Index Fund	VUIAX	16.09%
Vanguard Utilities ETF	VPU
Market Price		16.12
Net Asset Value		16.09
MSCI US IMI/Utilities 25/50		16.31

MSCI US IMI/2500		19.51%

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

Chairman’s Letter

Dear Shareholder,

Each of the Vanguard U.S. Sector Index Funds captured the return of its sector in a period marked by reversals in both investor sentiment and nuts-and-bolts economic activity.

Powerful gains in the first half of the fiscal year combined with weaker results in the second to produce strong 12-month returns. Vanguard Energy Index Fund generated the highest 12-month return, reflecting a surge in oil prices early in the fiscal year. Vanguard Financials Index Fund produced the only single-digit return as banks were restrained by bad mortgages and other legacies of the financial crisis.

If you hold your shares in a taxable account, you may wish to review the table and discussion on after-tax returns that appear later in this report.

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged. The broad U.S. stock market returned about 29% as the slow, grinding economic recovery seemed to gather momentum. In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.)

Global stock prices retreated during the fiscal year’s second half, but the returns of most major indexes remained strong for the full 12 months.

Treasuries rallied as risk aversion returned
The stock market’s midyear pivot was mirrored in the bond market. In the first half of the year, yields rose (and prices declined) as the prospect of improved economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%. The rush into government bonds boosted near-term returns, even as declining yields implied more modest results on subsequent bond purchases. For the full year, the taxable investment-

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	–0.97	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

CPI
Consumer Price Index	3.77%	1.12%	2.13%

grade U.S. bond market returned 4.62%; the broad municipal bond market returned 2.66%.

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Global developments reverberated through narrowly focused funds
During the past 12 months, broad macroeconomic and geopolitical themes were echoed in the performances of the Vanguard U.S. Sector Index Funds. Through the first half of the year, the prevailing view seemed to be that strength in fast-developing economies such as China and Brazil would help fortify fragile economies in the developed world. Early in calendar 2011, encouraging reports on U.S. employment, exports, and overall economic growth were consistent with that view.

The Vanguard Energy, Industrials, and Materials Index Funds were among the best performers, rallying both on expectations of strong demand in emerging markets for the economy’s basic building blocks and on optimism about recovery in the developed world. (Oil stocks also benefited from the threat of supply constraints amid political uprisings in the Middle East and North Africa.) The utilities and consumer staples sectors, which tend to be less sensitive to the rhythms of the business cycle, were weaker performers.

In the second half of the fiscal year, these dynamics were reversed. Optimism about China and Brazil was displaced by anxiety about inflation and signs of economic deceleration in these markets. U.S. economic reports were discouraging, while Europe’s sovereign-debt issues (and the short-lived but unnerving debate about raising the U.S. debt ceiling) moved center stage. The Energy, Industrials, and Materials Index Funds were among the weakest performers in the year’s second half. The Utilities and Consumer Staples Index Funds were the best.

Despite these reversals, the sector index funds recorded strong returns almost across the board for the full fiscal year. Returns ranged from more than 35% for Vanguard Energy Index Fund to about 3% for Vanguard Financials Index Fund. The funds’ returns hewed closely to those of their indexes, a tribute to Vanguard Quantitative Equity Group, the funds’ advisor, and to the funds’ low costs, which minimize the friction between index and real-world returns.

A time-tested response to elevated volatility
Since 2004, the Vanguard U.S. Sector Index Funds have provided exposure to narrow segments of corporate America, allowing investors to round out incomplete portfolios or tweak their sector exposures consistent with other sensible long-term investment strategies. Like Vanguard’s more broadly diversified index funds, the sector funds benefit from Vanguard’s pioneering work in index fund management and from the funds’ low costs.

Over the past year, these timeless benefits have probably been less striking than the stock market’s volatility, which rippled unevenly through the market’s different sectors. The volatility can be alarming, but it’s not atypical. Recent Vanguard research has found that stock market volatility in the weeks after Standard & Poor’s downgraded the U.S. credit rating was consistent with the volatility seen during other global shocks such as the Russian default in 1998, the terrorist attacks on September 11, 2001, and the more recent global financial crisis.

As always, the most effective preparation for these shocks is to maintain a diversified portfolio balanced between riskier assets such as stock funds and risk-reducing assets such as bond and money market funds. A mix consistent with your goals and risk tolerance can reinforce your resolve to stick with a sensible plan through good times and bad.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2011

A note on expense ratios
The Expense Ratios table in each report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more accurate tally of the operating costs incurred by shareholders.

Your Fund’s Performance at a Glance
August 31, 2010–August 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$24.76	$31.22	$0.317	$0.000
ETF Shares	47.80	60.29	0.600	0.000
Consumer Staples Index Fund
Admiral Shares	$32.92	$38.94	$0.949	$0.000
ETF Shares	66.72	78.96	1.906	0.000
Energy Index Fund
Admiral Shares	$37.58	$50.17	$0.626	$0.000
ETF Shares	75.20	100.41	1.247	0.000
Financials Index Fund
Admiral Shares	$13.99	$14.16	$0.243	$0.000
ETF Shares	27.92	28.25	0.483	0.000
Health Care Index Fund
Admiral Shares	$24.87	$29.81	$0.481	$0.000
ETF Shares	49.72	59.58	0.979	0.000
Industrials Index Fund
Admiral Shares	$26.57	$30.89	$0.439	$0.000
ETF Shares	51.71	60.12	0.851	0.000
Information Technology Index Fund
Admiral Shares	$25.30	$30.30	$0.185	$0.000
ETF Shares	49.40	59.17	0.362	0.000
Materials Index Fund
Admiral Shares	$33.32	$39.53	$0.920	$0.000
ETF Shares	65.40	77.59	1.804	0.000
Telecommunication Services Index Fund
Admiral Shares	$29.22	$33.18	$0.970	$0.000
ETF Shares	57.34	65.11	1.905	0.000
Utilities Index Fund
Admiral Shares	$32.60	$36.40	$1.327	$0.000
ETF Shares	64.93	72.52	2.639	0.000

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	365	363	2,460
Median Market Cap	$21.1B	$21.1B	$30.4B
Price/Earnings Ratio	15.9x	15.9x	14.6x
Price/Book Ratio	2.7x	2.7x	2.0x
Yield[3]		1.4%	2.1%
Admiral Shares	1.3%
ETF Shares	1.3%
Return on Equity	20.0%	20.0%	18.7%
Earnings Growth Rate	9.2%	9.2%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.90
Beta	1.00	1.18

Subindustry Diversification
(% of equity exposure)
Advertising	1.2%
Apparel Retail	5.4
Apparel, Accessories & Luxury Goods	4.2
Auto Parts & Equipment	3.5
Automobile Manufacturers	3.8
Automotive Retail	2.2
Broadcasting	3.1
Cable & Satellite	9.5
Casinos & Gaming	3.0
Computer & Electronics Retail	1.0
Department Stores	2.6
Education Services	1.1
Footwear	2.8
General Merchandise Stores	3.6
Home Improvement Retail	5.1
Homebuilding	1.0
Homefurnishing Retail	1.4
Hotels, Resorts & Cruise Lines	2.9
Housewares & Specialties	1.3
Internet Retail	8.0
Leisure Products	1.3
Movies & Entertainment	10.7
Publishing	1.6
Restaurants	12.1
Specialized Consumer Services	1.1
Specialty Stores	2.8
Other Consumer Descretionary	3.7

Ten Largest Holdings[7] (% of total net assets)
McDonald’s Corp.	6.0%
Amazon.com Inc.	4.9
Walt Disney Co.	3.9
Comcast Corp.	3.7
Home Depot Inc.	3.4
Ford Motor Co.	2.5
News Corp.	2.5
Time Warner Inc.	2.2
Target Corp.	2.1
DIRECTV Class A	2.1
Top Ten	33.3%

1 MSCI US IMI/Consumer Discretionary 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the Indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value	27.37%	4.14%	3.45%	$12,942
Consumer Discretionary Index Fund
ETF Shares Market Price	27.56	4.04	3.46	12,943
MSCI US IMI/2500	19.51	1.48	3.53	13,019
Spliced US IMI/Consumer
Discretionary 25/50[2]	27.53	4.26	3.60	13,082

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Consumer Discretionary Index Fund
Admiral Shares[3]	27.36%	4.12%	2.68%	$117,582
MSCI US IMI/2500	19.51	1.48	2.63	117,276
Spliced US IMI/Consumer Discretionary 25/50[2]	27.53	4.26	2.83	118,676

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; July 14, 2005, for Admiral Shares.
2 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2011

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Consumer Discretionary Index Fund ETF Shares Market Price	27.56%	21.91%	29.43%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	27.37	22.50	29.42
Spliced US IMI/Consumer Discretionary 25/50[1]	27.53	23.20	30.82

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		42.11%	5.45%	4.67%
Net Asset Value		41.99	5.46	4.66
Admiral Shares[2]	7/14/2005	41.96	5.43	4.15

1 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Auto Components (3.8%)
	Johnson Controls Inc.	147,511	4,703
*	BorgWarner Inc.	23,808	1,700
	Lear Corp.	22,860	1,092
	Autoliv Inc.	19,388	1,082
*	TRW Automotive
	Holdings Corp.	22,840	952
	Gentex Corp.	31,036	805
*	Goodyear Tire & Rubber Co.	53,083	662
*	Tenneco Inc.	13,145	431
*	Dana Holding Corp.	31,830	406
	Cooper Tire & Rubber Co.	12,609	153
*	American Axle &
	Manufacturing Holdings
	Inc.	14,766	138
*	Modine Manufacturing Co.	8,506	98
*	Federal-Mogul Corp.	5,316	94
*	Dorman Products Inc.	2,693	87
	Drew Industries Inc.	4,228	84
	Superior Industries
	International Inc.	4,852	84
*	Exide Technologies	14,148	80
*	Fuel Systems Solutions Inc.	3,768	80
	Standard Motor Products Inc.	3,899	51
*	Stoneridge Inc.	5,311	42
*	Tower International Inc.	1,440	20
*	Wonder Auto Technology Inc.	4,323	12
			12,856
Automobiles (4.4%)
*	Ford Motor Co.	769,890	8,561
*	General Motors Co.	169,672	4,077
	Harley-Davidson Inc.	51,372	1,986
*	Tesla Motors Inc.	10,396	257
	Thor Industries Inc.	9,604	214
*	Winnebago Industries Inc.	6,235	49
			15,144
Distributors (0.9%)
	Genuine Parts Co.	34,206	1,882
*	LKQ Corp.	30,171	772
	Pool Corp.	10,658	276
*	Core-Mark Holding Co. Inc.	2,013	72
	Weyco Group Inc.	1,546	35
			3,037
Diversified Consumer Services (2.2%)
*	Apollo Group Inc. Class A	27,736	1,299
	H&R Block Inc.	66,369	1,003
	DeVry Inc.	14,227	629
	Sotheby’s	14,737	548
	Service Corp. International	52,083	532
	Weight Watchers
	International Inc.	7,130	431
*	ITT Educational Services Inc.	4,577	330
*	Coinstar Inc.	6,580	300
*	Career Education Corp.	16,924	287
	Hillenbrand Inc.	13,580	277
	Strayer Education Inc.	2,661	252

			Market
			Value•
		Shares	($000)
	Matthews International
	Corp. Class A	6,446	215
	Regis Corp.	12,391	183
*	K12 Inc.	6,211	167
*	American Public Education
	Inc.	4,040	167
*	Ascent Capital Group Inc.
	Class A	2,624	126
*	Steiner Leisure Ltd.	3,148	126
*	Grand Canyon Education Inc.	7,382	115
*,^	Education Management
	Corp.	7,285	115
	Stewart Enterprises Inc.
	Class A	18,161	110
*	Capella Education Co.	3,332	107
*	Bridgepoint Education Inc.	4,494	99
*	Universal Technical
	Institute Inc.	4,718	69
	Lincoln Educational
	Services Corp.	4,079	40
*	Corinthian Colleges Inc.	16,920	37
*	Archipelago Learning Inc.	1,985	18
			7,582
Hotels, Restaurants & Leisure (18.2%)
	McDonald’s Corp.	225,594	20,407
	Starbucks Corp.	162,981	6,294
	Yum! Brands Inc.	101,225	5,504
*	Las Vegas Sands Corp.	79,249	3,691
	Carnival Corp.	99,191	3,276
	Wynn Resorts Ltd.	17,632	2,728
*	Chipotle Mexican Grill Inc.
	Class A	6,767	2,121
	Starwood Hotels &
	Resorts Worldwide Inc.	42,414	1,890
	Marriott International Inc.
	Class A	62,508	1,830
	Darden Restaurants Inc.	29,663	1,427
	Wyndham Worldwide Corp.	36,958	1,200
	International Game
	Technology	65,206	995
*	MGM Resorts International	74,362	823
	Royal Caribbean Cruises Ltd.	30,664	796
*	Panera Bread Co. Class A	6,310	727
*	Penn National Gaming Inc.	14,597	581
	Brinker International Inc.	18,435	416
	Wendy’s Co.	72,626	354
*	Hyatt Hotels Corp. Class A	9,619	342
*	Cheesecake Factory Inc.	11,928	327
	Six Flags Entertainment
	Corp.	9,668	324
	Vail Resorts Inc.	7,861	318
*	Life Time Fitness Inc.	8,198	314
*	Domino’s Pizza Inc.	10,729	297
*	Bally Technologies Inc.	9,334	293
*	WMS Industries Inc.	12,376	270
*	BJ’s Restaurants Inc.	5,392	249
*	Buffalo Wild Wings Inc.	4,001	247

			Market
			Value•
		Shares	($000)
	Cracker Barrel Old Country
	Store Inc.	4,998	212
	Bob Evans Farms Inc.	6,618	210
*	Jack in the Box Inc.	9,826	204
	Choice Hotels International
	Inc.	6,530	203
	Texas Roadhouse Inc.
	Class A	14,023	200
*	Gaylord Entertainment Co.	7,964	200
*	Pinnacle Entertainment Inc.	13,579	186
*	Orient-Express Hotels Ltd.
	Class A	22,103	173
*	Peet’s Coffee & Tea Inc.	2,839	165
	International Speedway
	Corp. Class A	5,963	150
	PF Chang’s China Bistro Inc.	4,902	148
*	DineEquity Inc.	3,424	143
	CEC Entertainment Inc.	4,382	136
*	Papa John’s International Inc.	4,430	132
	Ameristar Casinos Inc.	6,898	129
*	Scientific Games Corp.
	Class A	13,791	122
*	Dunkin’ Brands Group Inc.	4,514	119
*	Krispy Kreme Doughnuts Inc.	13,077	119
*	Sonic Corp.	12,500	116
*	Interval Leisure Group Inc.	8,586	108
*	Ruby Tuesday Inc.	12,478	104
*	Shuffle Master Inc.	11,465	102
	Churchill Downs Inc.	2,316	101
*	Red Robin Gourmet
	Burgers Inc.	3,195	100
*	Biglari Holdings Inc.	278	92
*	Bravo Brio Restaurant
	Group Inc.	3,979	83
*	Denny’s Corp.	19,785	75
*	Boyd Gaming Corp.	11,981	75
*	AFC Enterprises Inc.	5,503	71
	Marcus Corp.	4,358	43
	Speedway Motorsports Inc.	3,124	42
*	Isle of Capri Casinos Inc.	4,437	29
	Ambassadors Group Inc.	3,793	29
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 03/02/2012	45	—
			62,162
Household Durables (3.8%)
	Fortune Brands Inc.	30,168	1,723
	Whirlpool Corp.	16,574	1,039
	Tupperware Brands Corp.	13,545	901
	Newell Rubbermaid Inc.	63,314	876
*	Tempur-Pedic International
	Inc.	14,866	866
	Garmin Ltd.	25,238	846
*	NVR Inc.	1,212	772
	Leggett & Platt Inc.	31,068	689
	DR Horton Inc.	62,494	657
*	Mohawk Industries Inc.	12,703	629
*	Toll Brothers Inc.	32,513	559
	Jarden Corp.	19,000	552
	Harman International
	Industries Inc.	15,243	552
	Lennar Corp. Class A	33,730	496
*	Pulte Group Inc.	74,406	357
*	Helen of Troy Ltd.	6,354	191
	American Greetings Corp.
	Class A	8,204	174
	MDC Holdings Inc.	8,092	158
*	iRobot Corp.	5,219	145
*	Meritage Homes Corp.	6,211	116
	Ryland Group Inc.	9,479	111

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	KB Home	14,893	98
*	La-Z-Boy Inc.	11,107	98
	Ethan Allen Interiors Inc.	5,524	95
	Blyth Inc.	1,128	64
*	Universal Electronics Inc.	3,266	64
*	Standard Pacific Corp.	24,043	62
*	Libbey Inc.	4,184	54
*	Beazer Homes USA Inc.	16,203	34
*	M/I Homes Inc.	3,894	32
	CSS Industries Inc.	1,696	30
*	Furniture Brands
	International Inc.	10,649	30
*	Hovnanian Enterprises Inc.
	Class A	13,516	22
*	Sealy Corp.	10,069	21
			13,113
Internet & Catalog Retail (8.0%)
*	Amazon.com Inc.	78,628	16,928
*	priceline.com Inc.	10,795	5,800
*	Netflix Inc.	10,837	2,547
	Expedia Inc.	43,094	1,306
*	Shutterfly Inc.	6,243	335
*	HSN Inc.	8,821	283
*	Blue Nile Inc.	3,165	123
	Nutrisystem Inc.	5,463	70
	PetMed Express Inc.	4,824	49
*	Overstock.com Inc.	3,470	36
*	Vitacost.com Inc.	3,846	18
*	Orbitz Worldwide Inc.	4,171	11
			27,506
Leisure Equipment & Products (1.4%)
	Mattel Inc.	75,574	2,031
	Hasbro Inc.	26,642	1,032
	Polaris Industries Inc.	7,099	780
	Brunswick Corp.	18,475	294
*	Eastman Kodak Co.	58,918	187
	Sturm Ruger & Co. Inc.	4,119	137
*	Jakks Pacific Inc.	5,888	100
	Callaway Golf Co.	13,837	78
*	Smith & Wesson Holding
	Corp.	12,607	41
*	Leapfrog Enterprises Inc.	9,404	31
*	Marine Products Corp.	2,459	14
			4,725
Media (26.2%)
	Walt Disney Co.	390,416	13,298
	Comcast Corp. Class A	448,814	9,654
	Time Warner Inc.	232,821	7,371
*	DIRECTV Class A	166,934	7,340
	News Corp. Class A	424,963	7,339
	Viacom Inc. Class B	116,647	5,627
	Time Warner Cable Inc.	73,141	4,791
	CBS Corp. Class B	135,924	3,405
	Comcast Corp.	150,569	3,186
	McGraw-Hill Cos. Inc.	66,215	2,788
	Omnicom Group Inc.	61,267	2,484
*	Liberty Media Corp. -
	Interactive	124,398	1,968
	Virgin Media Inc.	65,532	1,662
*	Sirius XM Radio Inc.	815,135	1,467
*	Discovery Communications
	Inc. Class A	30,246	1,279
	News Corp. Class B	68,001	1,182
*	Discovery Communications
	Inc.	29,345	1,159
*	DISH Network Corp. Class A	44,858	1,115
*	Liberty Global Inc. Class A	25,763	1,041
*	Liberty Media Corp. - Capital	14,501	1,034
*	Liberty Global Inc.	24,354	940

			Market
			Value•
		Shares	($000)
	Interpublic Group of Cos.
	Inc.	106,254	917
	Scripps Networks
	Interactive Inc. Class A	20,358	872
	Cablevision Systems Corp.
	Class A	45,933	830
*	Liberty Media Corp. - Starz	10,711	738
	Gannett Co. Inc.	52,375	605
	John Wiley & Sons Inc.
	Class A	10,029	489
*	AMC Networks Inc. Class A	11,621	430
	Cinemark Holdings Inc.	18,636	390
	Washington Post Co.
	Class B	1,092	389
	Morningstar Inc.	5,465	326
*	DreamWorks Animation
	SKG Inc. Class A	15,102	319
*	Live Nation Entertainment
	Inc.	31,808	294
*	Madison Square Garden
	Co. Class A	12,048	291
*	Lamar Advertising Co.
	Class A	13,569	284
*	Valassis Communications
	Inc.	10,799	273
	Regal Entertainment Group
	Class A	18,545	242
	Arbitron Inc.	5,895	221
*	New York Times Co.
	Class A	26,722	219
	Meredith Corp.	7,978	206
	Scholastic Corp.	6,119	170
	National CineMedia Inc.	11,911	169
	Belo Corp. Class A	20,614	112
*	Clear Channel Outdoor
	Holdings Inc. Class A	8,635	99
*	Knology Inc.	6,781	92
	Sinclair Broadcast
	Group Inc. Class A	11,465	90
*	Lions Gate Entertainment
	Corp.	10,291	72
	Harte-Hanks Inc.	8,897	71
*	EW Scripps Co. Class A	6,866	58
	World Wrestling
	Entertainment Inc. Class A	5,904	57
*	Journal Communications Inc.
	Class A	7,902	29
*	Entercom Communications
	Corp. Class A	4,618	28
*	ReachLocal Inc.	1,800	26
*	McClatchy Co. Class A	12,938	22
*	Martha Stewart Living
	Omnimedia Class A	5,818	19
*	LIN TV Corp. Class A	5,231	16
*	Dex One Corp.	7,916	11
			89,606
Multiline Retail (6.2%)
	Target Corp.	142,344	7,355
	Kohl’s Corp.	59,916	2,776
	Macy’s Inc.	92,581	2,402
*	Dollar Tree Inc.	26,585	1,899
	Nordstrom Inc.	38,232	1,738
	Family Dollar Stores Inc.	26,591	1,420
	JC Penney Co. Inc.	34,767	926
*	Dollar General Corp.	22,278	815
*,^	Sears Holdings Corp.	9,364	561
*	Big Lots Inc.	16,359	555
	Dillard’s Inc. Class A	7,931	367
*	Saks Inc.	24,897	241

			Market
			Value•
		Shares	($000)
*	99 Cents Only Stores	10,792	201
	Fred’s Inc. Class A	7,977	91
*	Gordmans Stores Inc.	1,208	18
			21,365
Specialty Retail (17.8%)
	Home Depot Inc.	347,457	11,598
	Lowe’s Cos. Inc.	283,100	5,642
	TJX Cos. Inc.	83,948	4,585
*	Bed Bath & Beyond Inc.	54,166	3,080
	Staples Inc.	155,056	2,286
	Limited Brands Inc.	58,846	2,221
	Ross Stores Inc.	25,549	1,955
*	O’Reilly Automotive Inc.	29,976	1,945
	Tiffany & Co.	26,380	1,898
	Best Buy Co. Inc.	71,838	1,838
*	AutoZone Inc.	5,506	1,690
	Gap Inc.	88,681	1,465
*	CarMax Inc.	49,106	1,380
	Abercrombie & Fitch Co.	19,090	1,214
	PetSmart Inc.	24,654	1,040
	Advance Auto Parts Inc.	16,662	1,012
	Tractor Supply Co.	15,694	963
*	Signet Jewelers Ltd.	18,882	735
*	GameStop Corp. Class A	30,716	735
*	Urban Outfitters Inc.	27,772	727
*	Dick’s Sporting Goods Inc.	20,691	727
	Foot Locker Inc.	33,640	702
	Williams-Sonoma Inc.	20,482	678
*	Ulta Salon Cosmetics
	& Fragrance Inc.	9,939	587
	Chico’s FAS Inc.	38,360	534
	Guess? Inc.	14,121	482
	Aaron’s Inc.	16,486	439
	American Eagle
	Outfitters Inc.	37,876	419
*	Ascena Retail Group Inc.	14,401	409
*,^	AutoNation Inc.	9,649	390
	Rent-A-Center Inc.	13,777	388
*	Sally Beauty Holdings Inc.	21,859	370
*	JOS A Bank Clothiers Inc.	6,026	309
	Men’s Wearhouse Inc.	10,633	307
	RadioShack Corp.	23,128	301
*	Genesco Inc.	5,150	273
*	ANN Inc.	11,317	267
*	DSW Inc. Class A	5,736	266
*	Vitamin Shoppe Inc.	5,652	250
	Monro Muffler Brake Inc.	6,298	249
*	Pier 1 Imports Inc.	23,239	248
*	Childrens Place Retail
	Stores Inc.	5,706	245
	Buckle Inc.	6,111	241
	Finish Line Inc. Class A	11,462	230
*	Cabela’s Inc.	9,775	229
*	Hibbett Sports Inc.	5,979	224
	Express Inc.	11,433	218
	Group 1 Automotive Inc.	5,197	217
*	Aeropostale Inc.	17,551	196
	Penske Automotive
	Group Inc.	10,091	184
*	Collective Brands Inc.	13,245	179
*	Select Comfort Corp.	10,734	171
*	Office Depot Inc.	61,637	160
	Cato Corp. Class A	5,959	151
	Stage Stores Inc.	8,063	132
*	Asbury Automotive
	Group Inc.	6,552	123
*	OfficeMax Inc.	18,936	119
	Sonic Automotive Inc.
	Class A	8,157	113

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Wet Seal Inc. Class A	21,984	111
	PEP Boys-Manny Moe
	& Jack	11,189	111
*	Rue21 Inc.	3,401	85
*	Zumiez Inc.	4,577	85
*	Lumber Liquidators
	Holdings Inc.	5,346	81
*	Charming Shoppes Inc.	24,786	79
	HOT Topic Inc.	9,461	78
	Brown Shoe Co. Inc.	9,330	77
	Barnes & Noble Inc.	5,182	69
*	America’s Car-Mart Inc.	2,059	62
	Bebe Stores Inc.	8,132	56
*	Shoe Carnival Inc.	1,948	49
*	hhgregg Inc.	4,269	47
*	Talbots Inc.	15,156	45
	Stein Mart Inc.	6,094	43
*	Systemax Inc.	3,154	43
	Haverty Furniture Cos. Inc.	3,525	42
*	Body Central Corp.	2,335	41
*	Citi Trends Inc.	3,196	37
	Christopher & Banks Corp.	7,522	36
*	Kirkland’s Inc.	3,358	31
	Big 5 Sporting Goods Corp.	3,755	28
*	New York & Co. Inc.	5,728	20
*	Pacific Sunwear of
	California Inc.	11,368	18
*	Coldwater Creek Inc.	13,544	14
*	J Crew Group Inc. Escrow	14,073	—
			61,124
Textiles, Apparel & Luxury Goods (7.0%)
	NIKE Inc. Class B	79,344	6,875
	Coach Inc.	63,801	3,587
	VF Corp.	19,029	2,228
	Ralph Lauren Corp. Class A	13,859	1,900
*	Lululemon Athletica Inc.	21,695	1,187
*	Fossil Inc.	11,694	1,130
	PVH Corp.	13,178	878
*	Deckers Outdoor Corp.	8,410	748
*	Hanesbrands Inc.	21,057	601
*	Under Armour Inc. Class A	8,174	579

			Market
			Value•
		Shares	($000)
*	Warnaco Group Inc.	9,574	511
*	CROCS Inc.	18,594	509
	Wolverine World Wide Inc.	10,792	393
*	Carter’s Inc.	12,615	390
*	Timberland Co. Class A	8,959	385
*	Iconix Brand Group Inc.	15,740	308
*	Steven Madden Ltd.	8,158	295
	Jones Group Inc.	19,146	225
*	True Religion Apparel Inc.	5,325	162
	Columbia Sportswear Co.	2,617	138
*	Vera Bradley Inc.	3,921	138
*	Skechers U.S.A. Inc. Class A	8,219	133
*	Maidenform Brands Inc.	5,171	131
*	Quiksilver Inc.	26,638	111
	Oxford Industries Inc.	3,043	109
*	Liz Claiborne Inc.	20,257	106
*	G-III Apparel Group Ltd.	3,667	104
*	Perry Ellis International Inc.	2,778	64
	Movado Group Inc.	3,909	54
*	Unifi Inc.	3,166	35
*	K-Swiss Inc. Class A	5,799	31
*	Kenneth Cole Productions
	Inc. Class A	2,079	24
			24,069
Total Common Stocks
(Cost $336,867)			342,289
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.132%
	(Cost $678)	678,000	678
Total Investments (100.1%)
(Cost $337,545)			342,967
Other Assets and Liabilities (–0.1%)
Other Assets			2,591
Liabilities[2]			(3,004)
			(413)
Net Assets (100%)			342,554

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	352,894
Undistributed Net Investment Income	2,631
Accumulated Net Realized Losses	(18,393)
Unrealized Appreciation (Depreciation)	5,422
Net Assets	342,554

Admiral Shares—Net Assets
Applicable to 346,772 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,825
Net Asset Value Per Share—
Admiral Shares	$31.22

ETF Shares—Net Assets
Applicable to 5,502,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	331,729
Net Asset Value Per Share—
ETF Shares	$60.29

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $508,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $529,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	5,017
Interest[1]	1
Security Lending	84
Total Income	5,102
Expenses
The Vanguard Group—Note B
Investment Advisory Services	51
Management and Administrative—
Admiral Shares	13
Management and Administrative—
ETF Shares	427
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	100
Custodian Fees	22
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	29
Total Expenses	672
Net Investment Income	4,430
Realized Net Gain (Loss) on
Investment Securities Sold	28,183
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	32,662
Net Increase (Decrease) in Net Assets
Resulting from Operations	65,275

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,430	2,840
Realized Net Gain (Loss)	28,183	10,984
Change in Unrealized Appreciation (Depreciation)	32,662	7,411
Net Increase (Decrease) in Net Assets Resulting from Operations	65,275	21,235
Distributions
Net Investment Income
Admiral Shares	(88)	(19)
ETF Shares	(3,541)	(1,749)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(3,629)	(1,768)
Capital Share Transactions
Admiral Shares	4,297	4,050
ETF Shares	37,017	74,041
Net Increase (Decrease) from Capital Share Transactions	41,314	78,091
Total Increase (Decrease)	102,960	97,558
Net Assets
Beginning of Period	239,594	142,036
End of Period[2]	342,554	239,594

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,631,000 and $1,830,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.76	$21.43	$25.03	$31.02	$27.03
Investment Operations
Net Investment Income	.363	.307	.398	.285[1]	.217
Net Realized and Unrealized Gain (Loss)
on Investments	6.414	3.251	(3.603)	(6.075)	4.015
Total from Investment Operations	6.777	3.558	(3.205)	(5.790)	4.232
Distributions
Dividends from Net Investment Income	(.317)	(.228)	(.395)	(.200)	(.242)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.317)	(.228)	(.395)	(.200)	(.242)
Net Asset Value, End of Period	$31.22	$24.76	$21.43	$25.03	$31.02

Total Return[2]	27.36%	16.62%	–12.34%	–18.74%	15.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11.0	$5.3	$1.3	$0.7	$1.0
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.28%	1.58%	1.11%	0.84%
Portfolio Turnover Rate[3]	7%	7%	5%	12%	8%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$47.80	$41.37	$48.38	$60.02	$52.28
Investment Operations
Net Investment Income	.698	.581	.764	.592[1]	.450
Net Realized and Unrealized Gain (Loss)
on Investments	12.392	6.286	(6.988)	(11.772)	7.760
Total from Investment Operations	13.090	6.867	(6.224)	(11.180)	8.210
Distributions
Dividends from Net Investment Income	(.600)	(.437)	(.786)	(.460)	(.470)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.600)	(.437)	(.786)	(.460)	(.470)
Net Asset Value, End of Period	$60.29	$47.80	$41.37	$48.38	$60.02

Total Return	27.37%	16.62%	–12.32%	–18.70%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$332	$234	$141	$257	$114
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.28%	1.61%	1.16%	0.89%
Portfolio Turnover Rate[2]	7%	7%	5%	12%	8%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Consumer Discretionary Index Fund

The following table summarizes the fund’s investments as of August 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	342,277	—	12
Temporary Cash Investments	678	—	—
Total	342,955	—	12

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2011:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2010	—
Transfers into Level 3	12
Balance as of August 31, 2011	12

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $31,357,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $2,838,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $15,150,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,527,000 through August 31, 2016, $4,557,000 through August 31,2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31,2019. In addition, the fund realized losses of $2,730,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $338,058,000. Net unrealized appreciation of investment securities for tax purposes was $4,909,000, consisting of unrealized gains of $41,057,000 on securities that had risen in value since their purchase and $36,148,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $167,934,000 of investment securities and sold $126,114,000 of investment securities, other than temporary cash investments.

Consumer Discretionary Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	7,375	234	4,546	173
Issued in Lieu of Cash Distributions	78	2	16	1
Redeemed[1]	(3,156)	(102)	(512)	(21)
Net Increase (Decrease)—Admiral Shares	4,297	134	4,050	153
ETF Shares
Issued	138,751	2,300	113,968	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(101,734)	(1,700)	(39,927)	(800)
Net Increase (Decrease)—ETF Shares	37,017	600	74,041	1,500
1 Net of redemption fees for fiscal 2011 and 2010 of $40,000 and $8,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	108	108	2,460
Median Market Cap	$56.9B	$56.9B	$30.4B
Price/Earnings Ratio	15.6x	15.5x	14.6x
Price/Book Ratio	3.1x	3.1x	2.0x
Yield[3]		2.9%	2.1%
Admiral Shares	2.8%
ETF Shares	2.8%
Return on Equity	22.6%	22.7%	18.7%
Earnings Growth Rate	8.2%	8.2%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.99	0.82
Beta	1.01	0.58

Subindustry Diversification
(% of equity exposure)
Agricultural Products	2.8%
Drug Retail	6.2
Food Distributors	1.6
Food Retail	3.3
Household Products	19.7
Hypermarkets & Super Centers	9.7
Packaged Foods & Meats	18.1
Personal Products	2.8
Soft Drinks	19.0
Tobacco	15.2
Other Consumer Staples	1.6

Ten Largest Holdings[7] (% of total net assets)
Procter & Gamble Co.	12.4%
Coca-Cola Co.	10.0
Philip Morris International Inc.	8.4
PepsiCo Inc.	6.8
Wal-Mart Stores Inc.	6.8
Kraft Foods Inc.	4.4
Altria Group Inc.	4.3
CVS Caremark Corp.	3.7
Colgate-Palmolive Co.	3.3
Costco Wholesale Corp.	2.6
Top Ten	62.7%

1 MSCI US IMI/Consumer Staples 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value	21.41%	7.17%	7.88%	$17,787
Consumer Staples Index Fund
ETF Shares Market Price	21.52	7.14	7.88	17,786
MSCI US IMI/2500	19.51	1.48	3.53	13,019
Spliced US IMI/Consumer Staples 25/50[2]	21.61	7.19	7.84	17,735

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Consumer Staples Index Fund Admiral Shares[3]	21.39%	7.14%	7.93%	$178,328
MSCI US IMI/2500	19.51	1.48	3.84	133,069
Spliced US IMI/Consumer Staples 25/50[2]	21.61	7.19	7.91	178,118

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; January 30, 2004, for Admiral Shares.
2 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2011

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Consumer Staples Index Fund ETF Shares Market Price	21.52%	41.20%	77.86%
Consumer Staples Index Fund ETF Shares Net Asset Value	21.41	41.37	77.87
Spliced US IMI/Consumer Staples 25/50[1]	21.61	41.48	77.35

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		28.23%	8.48%	8.23%
Net Asset Value		28.21	8.55	8.23
Admiral Shares[2]	1/30/2004	28.21	8.52	8.28

1 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (20.5%)
	Coca-Cola Co.	1,189,105	83,772
	PepsiCo Inc.	882,401	56,853
	Coca-Cola Enterprises Inc.	219,616	6,066
	Dr Pepper Snapple Group
	Inc.	149,150	5,739
	Molson Coors Brewing Co.
	Class B	107,835	4,718
*	Hansen Natural Corp.	52,371	4,468
	Brown-Forman Corp.
	Class B	56,111	4,026
*	Constellation Brands Inc.
	Class A	131,970	2,609
*	Boston Beer Co. Inc.
	Class A	9,148	742
*	Heckmann Corp.	123,261	714
*	Central European
	Distribution Corp.	90,094	634
	National Beverage Corp.	32,576	537
	Coca-Cola Bottling Co.
	Consolidated	8,384	470
*	Primo Water Corp.	63,654	450
			171,798
Food & Staples Retailing (20.9%)
	Wal-Mart Stores Inc.	1,067,490	56,801
	CVS Caremark Corp.	853,176	30,638
	Costco Wholesale Corp.	275,831	21,664
	Walgreen Co.	581,434	20,472
	Sysco Corp.	373,428	10,430
	Kroger Co.	385,705	9,087
	Whole Foods Market Inc.	97,487	6,437
	Safeway Inc.	245,172	4,494
*	BJ’s Wholesale Club Inc.	40,255	2,046
*	United Natural Foods Inc.	35,856	1,458
	Ruddick Corp.	34,398	1,407
	Casey’s General Stores Inc.	30,935	1,392
	SUPERVALU Inc.	171,176	1,364
	Pricesmart Inc.	19,819	1,297
*	Fresh Market Inc.	25,719	993
*	Rite Aid Corp.	669,791	737
	Andersons Inc.	17,923	721
	Weis Markets Inc.	15,419	603
*	Winn-Dixie Stores Inc.	74,270	573
	Spartan Stores Inc.	34,311	554
*	Susser Holdings Corp.	25,328	534
	Nash Finch Co.	16,423	522
*	Pantry Inc.	36,230	453
	Ingles Markets Inc. Class A	24,455	375
	Village Super Market Inc.
	Class A	13,636	341
			175,393

			Market
			Value•
		Shares	($000)
Food Products (20.9%)
	Kraft Foods Inc.	1,049,113	36,740
	General Mills Inc.	405,155	15,359
	Archer-Daniels-Midland Co.	407,104	11,594
	HJ Heinz Co.	205,795	10,833
	Mead Johnson Nutrition Co.	131,324	9,357
	Kellogg Co.	165,705	9,001
*	Green Mountain Coffee
	Roasters Inc.	84,445	8,845
	Sara Lee Corp.	388,439	7,007
	ConAgra Foods Inc.	283,042	6,912
	Hershey Co.	107,369	6,297
	Bunge Ltd.	96,066	6,216
	JM Smucker Co.	77,356	5,577
	Campbell Soup Co.	134,192	4,277
	McCormick & Co. Inc.	80,800	3,861
	Tyson Foods Inc. Class A	208,025	3,634
*	Ralcorp Holdings Inc.	38,899	3,368
	Hormel Foods Corp.	102,236	2,823
	Corn Products
	International Inc.	53,266	2,491
*	Smithfield Foods Inc.	106,686	2,339
	Flowers Foods Inc.	91,354	1,740
*	Darling International Inc.	94,719	1,596
*	TreeHouse Foods Inc.	28,042	1,536
	Diamond Foods Inc.	19,449	1,534
*	Dean Foods Co.	145,960	1,261
*	Hain Celestial Group Inc.	33,938	1,074
	Lancaster Colony Corp.	17,563	1,065
	B&G Foods Inc. Class A	51,686	941
	Fresh Del Monte
	Produce Inc.	37,480	905
	Snyders-Lance Inc.	37,554	836
	J&J Snack Foods Corp.	16,053	812
	Sanderson Farms Inc.	20,518	804
	Tootsie Roll Industries Inc.	24,241	614
	Cal-Maine Foods Inc.	18,812	611
*	Dole Food Co. Inc.	49,819	562
*	Chiquita Brands
	International Inc.	54,116	558
*	Smart Balance Inc.	103,417	522
	Calavo Growers Inc.	20,871	417
*	Pilgrim’s Pride Corp.	118,344	412
	Alico Inc.	15,793	335
	Farmer Bros Co.	54,467	309
*	Seneca Foods Corp. Class A	11,909	279
			175,254
Household Products (19.7%)
	Procter & Gamble Co.	1,636,582	104,218
	Colgate-Palmolive Co.	307,878	27,700
	Kimberly-Clark Corp.	256,315	17,727
	Clorox Co.	89,774	6,257
	Church & Dwight Co. Inc.	95,334	4,151

			Market
			Value•
		Shares	($000)
*	Energizer Holdings Inc.	46,918	3,541
	WD-40 Co.	17,628	725
*	Spectrum Brands
	Holdings Inc.	24,877	666
*	Central Garden and Pet Co.
	Class A	61,178	481
*	Central Garden and Pet Co.	43,433	341
			165,807
Personal Products (2.8%)
	Estee Lauder Cos. Inc.
	Class A	77,765	7,595
	Avon Products Inc.	280,309	6,324
	Herbalife Ltd.	81,257	4,534
	Nu Skin Enterprises Inc.
	Class A	44,328	1,875
*	Elizabeth Arden Inc.	25,528	822
*	Prestige Brands Holdings
	Inc.	57,736	622
	Inter Parfums Inc.	26,944	446
*	Medifast Inc.	25,861	424
*	USANA Health Sciences
	Inc.	15,242	392
*	Revlon Inc. Class A	29,009	387
			23,421
Tobacco (15.2%)
	Philip Morris International
	Inc.	1,014,511	70,326
	Altria Group Inc.	1,315,343	35,764
	Lorillard Inc.	94,018	10,475
	Reynolds American Inc.	225,247	8,463
	Universal Corp.	21,388	871
	Vector Group Ltd.	44,086	824
*	Alliance One International
	Inc.	136,481	435
*	Star Scientific Inc.	152,392	358
			127,516
Total Common Stocks
(Cost $775,730)			839,189
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market
	Liquidity Fund,
	0.132%(Cost $341)	341,137	341
Total Investments (100.1%)
(Cost $776,071)			839,530
Other Assets and Liabilities (–0.1%)
Other Assets			10,153
Liabilities			(10,664)
			(511)
Net Assets (100%)			839,019

Consumer Staples Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	780,444
Undistributed Net Investment Income	11,919
Accumulated Net Realized Losses	(16,803)
Unrealized Appreciation (Depreciation)	63,459
Net Assets	839,019

Admiral Shares—Net Assets
Applicable to 1,468,572 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	57,193
Net Asset Value Per Share—
Admiral Shares	$38.94

ETF Shares—Net Assets
Applicable to 9,901,572 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	781,826
Net Asset Value Per Share—
ETF Shares	$78.96

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	20,214
Interest[1]	3
Security Lending	110
Total Income	20,327
Expenses
The Vanguard Group—Note B
Investment Advisory Services	101
Management and Administrative—
Admiral Shares	64
Management and Administrative—
ETF Shares	859
Marketing and Distribution—
Admiral Shares	8
Marketing and Distribution—
ETF Shares	177
Custodian Fees	22
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	46
Trustees’ Fees and Expenses	1
Total Expenses	1,306
Net Investment Income	19,021
Realized Net Gain (Loss) on
Investment Securities Sold	14,863
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	88,679
Net Increase (Decrease) in Net Assets
Resulting from Operations	122,563

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,021	16,107
Realized Net Gain (Loss)	14,863	18,127
Change in Unrealized Appreciation (Depreciation)	88,679	23,452
Net Increase (Decrease) in Net Assets Resulting from Operations	122,563	57,686
Distributions
Net Investment Income
Admiral Shares	(952)	(745)
ETF Shares	(15,636)	(15,294)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,588)	(16,039)
Capital Share Transactions
Admiral Shares	20,596	(302)
ETF Shares	134,847	(44,794)
Net Increase (Decrease) from Capital Share Transactions	155,443	(45,096)
Total Increase (Decrease)	261,418	(3,449)
Net Assets
Beginning of Period	577,601	581,050
End of Period[2]	839,019	577,601

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $11,919,000 and $9,486,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$32.92	$30.62	$34.06	$33.22	$30.56
Investment Operations
Net Investment Income	.956	.860[1]	.777[1]	.634[1]	.662
Net Realized and Unrealized Gain (Loss)
on Investments	6.013	2.290	(3.648)	.766	2.460
Total from Investment Operations	6.969	3.150	(2.871)	1.400	3.122
Distributions
Dividends from Net Investment Income	(0.949)	(.850)	(.569)	(.560)	(.462)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.949)	(.850)	(.569)	(.560)	(.462)
Net Asset Value, End of Period	$38.94	$32.92	$30.62	$34.06	$33.22

Total Return[2]	21.39%	10.34%	–8.26%	4.15%	10.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57	$30	$29	$18	$9
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.61%	2.77%	1.88%	2.16%
Portfolio Turnover Rate[3]	7%	7%	17%	13%	12%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$66.72	$62.07	$69.04	$67.35	$61.94
Investment Operations
Net Investment Income	1.933	1.753[1]	1.616[1]	1.327[1]	1.370
Net Realized and Unrealized Gain (Loss)
on Investments	12.213	4.635	(7.413)	1.522	5.000
Total from Investment Operations	14.146	6.388	(5.797)	2.849	6.370
Distributions
Dividends from Net Investment Income	(1.906)	(1.738)	(1.173)	(1.159)	(.960)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.906)	(1.738)	(1.173)	(1.159)	(.960)
Net Asset Value, End of Period	$78.96	$66.72	$62.07	$69.04	$67.35

Total Return	21.41%	10.33%	–8.22%	4.18%	10.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$782	$547	$552	$518	$310
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.61%	2.80%	1.93%	2.20%
Portfolio Turnover Rate[2]	7%	7%	17%	13%	12%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $128,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Staples Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $13,346,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $12,571,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $15,530,000 to offset future net capital gains of $219,000 through August 31, 2015, $2,261,000 through August 31, 2016, $2,671,000 through August 31, 2017, and $10,379,000 through August 31, 2018. In addition, the fund realized losses of $1,134,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $776,210,000. Net unrealized appreciation of investment securities for tax purposes was $63,320,000, consisting of unrealized gains of $93,799,000 on securities that had risen in value since their purchase and $30,479,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $278,957,000 of investment securities and sold $121,416,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	28,164	751	8,871	267
Issued in Lieu of Cash Distributions	853	24	690	21
Redeemed[1]	(8,421)	(229)	(9,863)	(300)
Net Increase (Decrease)—Admiral Shares	20,596	546	(302)	(12)
ETF Shares
Issued	209,055	2,700	108,286	1,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(74,208)	(1,000)	(153,080)	(2,300)
Net Increase (Decrease)—ETF Shares	134,847	1,700	(44,794)	(698)
1 Net of redemption fees for fiscal 2011 and 2010 of $54,000 and $18,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	169	167	2,460
Median Market Cap	$40.6B	$70.5B	$30.4B
Price/Earnings Ratio	13.5x	13.3x	14.6x
Price/Book Ratio	1.9x	1.9x	2.0x
Yield[3]		1.7%	2.1%
Admiral Shares	1.6%
ETF Shares	1.6%
Return on Equity	20.0%	20.4%	18.7%
Earnings Growth Rate	–4.0%	–3.8%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.99	0.76
Beta	1.05	1.03

Subindustry Diversification
(% of equity exposure)
Coal & Consumable Fuels	2.7%
Integrated Oil & Gas	44.6
Oil & Gas Drilling	2.8
Oil & Gas Equipment & Services	18.4
Oil & Gas Exploration & Production	23.4
Oil & Gas Refining & Marketing	3.6
Oil & Gas Storage & Transportation	4.5

Ten Largest Holdings[7] (% of total net assets)
Exxon Mobil Corp.	21.8%
Chevron Corp.	11.6
Schlumberger Ltd.	5.7
ConocoPhillips	4.8
Occidental Petroleum Corp.	4.5
Halliburton Co.	2.6
Apache Corp.	2.5
Anadarko Petroleum Corp.	2.4
National Oilwell Varco Inc.	1.8
Devon Energy Corp.	1.8
Top Ten	59.5%

1 MSCI US IMI/Energy 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/ Energy 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Energy Index Fund ETF Shares
Net Asset Value	35.22%	5.77%	12.08%	$22,051
Energy Index Fund ETF Shares Market Price	35.38	5.76	12.08	22,051
MSCI US IMI/2500	19.51	1.48	4.32	13,410
Spliced US IMI Energy 25/50[2]	35.44	5.79	11.84	21,726

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Energy Index Fund Admiral Shares[3]	35.21%	5.75%	11.22%	$208,233
MSCI US IMI/2500	19.51	1.48	4.03	131,285
Spliced US IMI Energy 25/50[2]	35.44	5.79	10.96	204,889

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; October 7, 2004, for Admiral Shares.
2 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2011

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Energy Index Fund ETF Shares Market Price	35.38%	32.31%	120.51%
Energy Index Fund ETF Shares Net Asset Value	35.22	32.40	120.51
Spliced US IMI Energy 25/50[1]	35.44	32.53	117.26

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		53.93%	7.55%	14.02%
Net Asset Value		53.95	7.57	14.02
Admiral Shares[2]	10/7/2004	53.99	7.54	13.14

1 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (21.3%)
	Oil & Gas Drilling (2.9%)
	Noble Corp.	340,149	11,484
	Helmerich & Payne Inc.	146,917	8,377
*	Nabors Industries Ltd.	397,803	7,336
*	Rowan Cos. Inc.	179,206	6,464
	Diamond Offshore
	Drilling Inc.	97,381	6,206
	Patterson-UTI Energy Inc.	220,310	5,384
*	Atwood Oceanics Inc.	88,960	3,744
*	Unit Corp.	63,794	3,042
*	Pioneer Drilling Co.	130,432	1,649
*	Parker Drilling Co.	248,965	1,417
*	Hercules Offshore Inc.	305,214	1,288
*	Vantage Drilling Co.	574,011	878

	Oil & Gas Equipment & Services (18.4%)
	Schlumberger Ltd.	1,468,875	114,749
	Halliburton Co.	1,185,321	52,593
	National Oilwell Varco Inc.	550,257	36,383
	Baker Hughes Inc.	566,296	34,606
*	Weatherford International
	Ltd.	988,435	16,932
*	Cameron International
	Corp.	324,761	16,875
*	FMC Technologies Inc.	324,110	14,410
	Core Laboratories NV	63,347	7,068
	Oceaneering International
	Inc.	154,948	6,615
*	Dresser-Rand Group Inc.	115,879	4,919
*	Oil States International Inc.	74,290	4,909
*	McDermott International
	Inc.	340,032	4,893
	CARBO Ceramics Inc.	29,601	4,741
*	Superior Energy Services
	Inc.	117,931	4,165
	Tidewater Inc.	76,729	4,113
*	Dril-Quip Inc.	49,827	3,224
	Lufkin Industries Inc.	47,247	2,940
*	Key Energy Services Inc.	204,276	2,940
*	Complete Production
	Services Inc.	100,867	2,931
*	Helix Energy Solutions
	Group Inc.	169,699	2,866
	SEACOR Holdings Inc.	32,208	2,858
	Bristow Group Inc.	59,110	2,600
	RPC Inc.	83,724	2,168
*	Gulfmark Offshore Inc.	45,166	1,784
*	ION Geophysical Corp.	243,631	1,722
*	Basic Energy Services Inc.	71,216	1,557
*	Tetra Technologies Inc.	151,569	1,554
*	Newpark Resources Inc.	184,360	1,526
*	Exterran Holdings Inc.	128,076	1,516
*	Hornbeck Offshore
	Services Inc.	54,502	1,329
*	Tesco Corp.	75,303	1,258

			Market
			Value•
		Shares	($000)
*	Global Industries Ltd.	262,141	1,156
	Gulf Island Fabrication Inc.	40,499	996
*	OYO Geospace Corp.	13,501	995
*	Willbros Group Inc.	150,282	966
*	PHI Inc.	42,273	957
*	Matrix Service Co.	84,834	922
*	Dawson Geophysical Co.	26,157	917
*	Global Geophysical
	Services Inc.	75,180	907
*	Cal Dive International Inc.	299,267	871
*	RigNet Inc.	38,133	586
			429,286
Oil, Gas & Consumable Fuels (78.7%)
	Coal & Consumable Fuels (2.7%)
	Peabody Energy Corp.	358,018	17,471
	Consol Energy Inc.	302,024	13,790
*	Alpha Natural Resources
	Inc.	306,155	10,125
	Arch Coal Inc.	297,486	6,042
*	Patriot Coal Corp.	154,756	2,280
*	Cloud Peak Energy Inc.	110,380	2,208
*	James River Coal Co.	94,877	1,027
*	Uranium Energy Corp.	240,848	845
*	USEC Inc.	372,190	811

	Integrated Oil & Gas (44.5%)
	Exxon Mobil Corp.	5,944,298	440,116
	Chevron Corp.	2,370,679	234,484
	ConocoPhillips	1,416,073	96,392
	Occidental Petroleum
	Corp.	1,048,029	90,906
	Hess Corp.	401,197	23,807
	Murphy Oil Corp.	245,906	13,175

	Oil & Gas Exploration & Production (23.4%)
	Apache Corp.	496,512	51,176
	Anadarko Petroleum Corp.	645,053	47,573
	Devon Energy Corp.	529,541	35,919
	EOG Resources Inc.	349,646	32,374
	Chesapeake Energy Corp.	859,701	27,846
	Marathon Oil Corp.	932,477	25,102
	Noble Energy Inc.	232,175	20,515
*	Southwestern Energy Co.	459,826	17,450
	Range Resources Corp.	214,381	13,883
*	Concho Resources Inc.	132,054	11,482
	EQT Corp.	191,495	11,455
	Pioneer Natural
	Resources Co.	141,899	11,092
	Cabot Oil & Gas Corp.	145,229	11,017
*	Newfield Exploration Co.	183,172	9,351
*	Denbury Resources Inc.	550,511	8,781
	QEP Resources Inc.	241,642	8,508
	Cimarex Energy Co.	117,780	8,373
*	Whiting Petroleum Corp.	161,736	7,619
*	Ultra Petroleum Corp.	211,560	7,087
	SM Energy Co.	90,400	6,916

			Market
			Value•
		Shares	($000)
*	Plains Exploration &
	Production Co.	199,249	5,860
	Energen Corp.	103,728	5,093
*	Brigham Exploration Co.	171,448	4,989
*	SandRidge Energy Inc.	549,687	4,035
*	Continental Resources Inc.	67,857	3,793
*	Rosetta Resources Inc.	81,803	3,759
	Berry Petroleum Co.
	Class A	72,953	3,577
*	Bill Barrett Corp.	72,056	3,455
*	Forest Oil Corp.	167,456	3,260
*	Energy XXI Bermuda Ltd.	106,938	2,867
	EXCO Resources Inc.	205,776	2,753
*	Gran Tierra Energy Inc.	422,229	2,635
*	Gulfport Energy Corp.	81,351	2,351
*	Oasis Petroleum Inc.	86,402	2,298
*	Swift Energy Co.	72,472	2,236
*	McMoRan Exploration Co.	166,290	2,140
*	Stone Energy Corp.	78,749	2,080
*	Northern Oil and Gas Inc.	101,491	2,072
*	Kodiak Oil & Gas Corp.	344,478	2,067
*	Carrizo Oil & Gas Inc.	66,429	1,994
*	Cobalt International
	Energy Inc.	205,379	1,986
*	Quicksilver Resources Inc.	179,221	1,708
*	Comstock Resources Inc.	83,606	1,701
	W&T Offshore Inc.	74,505	1,574
	Contango Oil & Gas Co.	25,023	1,517
*	Hyperdynamics Corp.	310,454	1,391
*	Resolute Energy Corp.	98,547	1,329
*	ATP Oil & Gas Corp.	98,147	1,322
*	Petroleum Development
	Corp.	53,555	1,275
*	Magnum Hunter
	Resources Corp.	263,176	1,182
*	Petroquest Energy Inc.	149,464	1,136
*	Venoco Inc.	97,966	1,135
*	Clayton Williams Energy
	Inc.	19,712	1,119
*	Goodrich Petroleum Corp.	69,262	1,110
*	Georesources Inc.	46,814	1,091
*	Rex Energy Corp.	87,666	1,077
*	Harvest Natural Resources
	Inc.	94,705	1,072
*	Approach Resources Inc.	57,290	1,063
*	FX Energy Inc.	169,023	1,056
*	Energy Partners Ltd.	78,319	1,043
*,^	BPZ Resources Inc.	283,698	1,041
	Penn Virginia Corp.	124,703	1,018
	Houston American Energy
	Corp.	58,887	1,013
*	Endeavour International
	Corp.	101,733	1,003
*	Gastar Exploration Ltd.	239,554	994
*	Vaalco Energy Inc.	154,313	983
*	Warren Resources Inc.	249,043	842
*	Triangle Petroleum Corp.	133,383	730
*	Abraxas Petroleum Corp.	155,173	573

Energy Index Fund

			Market
			Value•
		Shares	($000)
*	Oilsands Quest Inc.	2,510,807	552
*	Delta Petroleum Corp.	157,145	506
*	TransAtlantic Petroleum
	Ltd.	404,321	489
*	Atlas Energy Inc. Escrow	111,051	11
*	Oilsands Quest Inc. Rights
	Exp. 9/12/2011	934,875	3

	Oil & Gas Refining & Marketing (3.6%)
	Marathon Petroleum Corp.	469,638	17,405
	Valero Energy Corp.	755,909	17,174
	HollyFrontier Corp.	156,002	11,195
	Sunoco Inc.	169,397	6,461
*	Tesoro Corp.	211,559	5,090
*	CVR Energy Inc.	144,676	4,119
	World Fuel Services Corp.	105,746	3,927
*	Western Refining Inc.	107,054	1,867
*	Clean Energy Fuels Corp.	100,916	1,329
*	Amyris Inc.	52,900	1,062
	Delek US Holdings Inc.	59,779	885
*	Rentech Inc.	856,985	857
	Alon USA Energy Inc.	73,436	682
*	Green Plains Renewable
	Energy Inc.	61,662	651

	Oil & Gas Storage & Transportation (4.5%)
	Spectra Energy Corp.	853,319	22,161
	Williams Cos. Inc.	774,234	20,897
	El Paso Corp.	1,014,257	19,413

		Market
		Value•
	Shares	($000)
* Kinder Morgan
Management LLC	118,337	7,159
Southern Union Co.	163,998	6,868
Kinder Morgan Inc.	162,657	4,205
* SemGroup Corp. Class A	73,215	1,679
* Enbridge Energy
Management LLC	59,197	1,630
Targa Resources Corp.	47,187	1,408
* Cheniere Energy Inc.	179,148	1,388
Crosstex Energy Inc.	110,003	1,286
Overseas Shipholding
Group Inc.	70,382	1,255
General Maritime Corp.	1,082,819	444
		1,588,454
Total Common Stocks
(Cost $1,818,203)		2,017,740
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund,
0.132%(Cost $750)	750,002	750
Total Investments (100.0%)
(Cost $1,818,953)		2,018,490
Other Assets and Liabilities (0.0%)
Other Assets		66,932
Liabilities[2]		(66,650)
		282
Net Assets (100%)		2,018,772

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,919,435
Undistributed Net Investment Income	21,654
Accumulated Net Realized Losses	(121,854)
Unrealized Appreciation (Depreciation)	199,537
Net Assets	2,018,772

Admiral Shares—Net Assets
Applicable to 4,719,897 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	236,809
Net Asset Value Per Share—
Admiral Shares	$50.17

ETF Shares—Net Assets
Applicable to 17,746,659 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,781,963
Net Asset Value Per Share—
ETF Shares	$100.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $688,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $750,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	32,483
Interest[1]	4
Security Lending	42
Total Income	32,529
Expenses
The Vanguard Group—Note B
Investment Advisory Services	201
Management and Administrative—
Admiral Shares	340
Management and Administrative—
ETF Shares	2,421
Marketing and Distribution—
Admiral Shares	38
Marketing and Distribution—
ETF Shares	485
Custodian Fees	35
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	110
Trustees’ Fees and Expenses	2
Total Expenses	3,661
Net Investment Income	28,868
Realized Net Gain (Loss) on
Investment Securities Sold	99,840
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	265,168
Net Increase (Decrease) in Net Assets
Resulting from Operations	393,876

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,868	20,397
Realized Net Gain (Loss)	99,840	(9,773)
Change in Unrealized Appreciation (Depreciation)	265,168	(10,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	393,876	207
Distributions
Net Investment Income
Admiral Shares	(2,364)	(1,675)
ETF Shares	(19,009)	(14,832)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(21,373)	(16,507)
Capital Share Transactions
Admiral Shares	64,293	27,810
ETF Shares	409,546	183,909
Net Increase (Decrease) from Capital Share Transactions	473,839	211,719
Total Increase (Decrease)	846,342	195,419
Net Assets
Beginning of Period	1,172,430	977,011
End of Period[2]	2,018,772	1,172,430

1 Interest income from an affiliated company of the fund was $4,000.
2 Net Assets—End of Period includes undistributed net investment income of $21,654,000 and $14,159,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$37.58	$37.34	$54.66	$50.36	$40.36
Investment Operations
Net Investment Income	.708	.654	.578	.504	.501[1]
Net Realized and Unrealized Gain (Loss)
on Investments	12.508	.166	(17.335)	4.246	9.944
Total from Investment Operations	13.216	.820	(16.757)	4.750	10.445
Distributions
Dividends from Net Investment Income	(.626)	(.580)	(.563)	(.450)	(.445)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.626)	(.580)	(.563)	(.450)	(.445)
Net Asset Value, End of Period	$50.17	$37.58	$37.34	$54.66	$50.36

Total Return[2]	35.21%	2.05%	–30.51%	9.42%	26.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$237	$131	$108	$148	$115
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.71%	1.81%	0.99%	1.16%
Portfolio Turnover Rate[3]	11%	16%	25%	11%	15%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$75.20	$74.74	$109.54	$100.92	$80.90
Investment Operations
Net Investment Income	1.417	1.312	1.191	1.059	1.080[1]
Net Realized and Unrealized Gain (Loss)
on Investments	25.040	.341	(34.808)	8.501	19.869
Total from Investment Operations	26.457	1.653	(33.617)	9.560	20.949
Distributions
Dividends from Net Investment Income	(1.247)	(1.193)	(1.183)	(.940)	(.929)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.247)	(1.193)	(1.183)	(.940)	(.929)
Net Asset Value, End of Period	$100.41	$75.20	$74.74	$109.54	$100.92

Total Return	35.22%	2.05%	–30.49%	9.47%	26.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,782	$1,041	$869	$845	$656
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.71%	1.84%	1.04%	1.20%
Portfolio Turnover Rate[2]	11%	16%	25%	11%	15%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $365,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, the fund invests in a single security, valued at $11,000, that is valued based on Level 3 inputs. This security transferred into Level 3 during the period. All of the fund’s other investments were valued based on Level 1 inputs.

Energy Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $96,045,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $22,909,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $121,837,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, $461,000 through August 31, 2015, $1,694,000 through August 31, 2016, $21,266,000 through August 31, 2017, $66,923,000 through August 31, 2018, and $30,699,000 through August 31, 2019.

At August 31, 2011, the cost of investment securities for tax purposes was $1,818,970,000. Net unrealized appreciation of investment securities for tax purposes was $199,520,000, consisting of unrealized gains of $249,189,000 on securities that had risen in value since their purchase and $49,669,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $915,723,000 of investment securities and sold $436,151,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	102,400	1,964	57,079	1,339
Issued in Lieu of Cash Distributions	1,734	35	1,465	35
Redeemed[1]	(39,841)	(776)	(30,734)	(762)
Net Increase (Decrease)—Admiral Shares	64,293	1,223	27,810	612
ETF Shares
Issued	644,467	6,203	274,072	3,313
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(234,921)	(2,300)	(90,163)	(1,100)
Net Increase (Decrease)—ETF Shares	409,546	3,903	183,909	2,213
1 Net of redemption fees for fiscal 2011 and 2010 of $212,000 and $83,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	497	496	2,460
Median Market Cap	$17.9B	$17.9B	$30.4B
Price/Earnings Ratio	12.8x	12.8x	14.6x
Price/Book Ratio	1.0x	1.0x	2.0x
Yield[3]		2.4%	2.1%
Admiral Shares	2.4%
ETF Shares	2.4%
Return on Equity	10.0%	10.0%	18.7%
Earnings Growth Rate	–3.0%	–3.0%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.27%
ETF Shares	0.27%
Short-Term Reserves	0.1%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.83
Beta	1.00	1.35

Subindustry Diversification
(% of equity exposure)
Asset Management & Custody Banks	7.7%
Consumer Finance	5.2
Diversified Banks	8.9
Diversified Financial Services	15.8
Diversified REITs	1.2
Insurance Brokers	2.1
Investment Banking & Brokerage	5.7
Life & Health Insurance	5.6
Mortgage REITs	2.2
Multiline Insurance	2.3
Office REITs	2.9
Property & Casualty Insurance	10.4
Regional Banks	8.8
Reinsurance	1.6
Residential REITs	3.4
Retail REITs	4.5
Specialized Finance	2.6
Specialized REITs	5.6
Thrifts & Mortgage Finance	1.6
Other Financials	1.9

Ten Largest Holdings[7] (% of total net assets)
JPMorgan Chase & Co.	7.3%
Wells Fargo & Co.	6.5
Citigroup Inc.	4.4
Bank of America Corp.	4.1
Berkshire Hathaway Inc. Class B	3.3
Goldman Sachs Group Inc.	2.8
American Express Co.	2.6
US Bancorp	2.2
MetLife Inc.	1.8
Simon Property Group Inc.	1.7
Top Ten	36.7%

1 MSCI US IMI/Financials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for Admiral Shares and 0.19% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Financials Index Fund ETF Shares
Net Asset Value	2.73%	–11.88%	–5.35%	$6,584
Financials Index Fund ETF Shares
Market Price	2.90	–11.94	–5.35	6,585
MSCI US IMI/2500	19.51	1.48	3.53	13,019
Spliced US IMI/Financials 25/50[2]	2.87	–11.89	–5.30	6,615

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Financials Index Fund Admiral Shares[3]	2.79%	–11.90%	–5.18%	$66,853
MSCI US IMI/2500	19.51	1.48	3.94	133,951
Spliced US IMI/Financials 25/50[2]	2.87	–11.89	–5.10	67,265

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 4, 2004, for Admiral Shares.
2 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2011

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Financials Index Fund ETF Shares Market Price	2.90%	–47.04%	–34.15%
Financials Index Fund ETF Shares Net Asset Value	2.73	–46.86	–34.16
Spliced US IMI/Financials 25/50[1]	2.87	–46.89	–33.85

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		15.52%	–9.01%	–3.84%
Net Asset Value		15.58	–9.00	–3.83
Admiral Shares[2]	2/4/2004	15.64	–9.02	–3.65

1 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Capital Markets (13.4%)
	Goldman Sachs Group Inc.	146,388	17,013
	Bank of New York Mellon
	Corp.	370,354	7,655
	Morgan Stanley	414,446	7,253
	Franklin Resources Inc.	46,209	5,541
	State Street Corp.	150,573	5,348
	BlackRock Inc.	27,691	4,562
	T Rowe Price Group Inc.	77,625	4,151
	Charles Schwab Corp.	306,646	3,781
	Ameriprise Financial Inc.	72,121	3,296
	Invesco Ltd.	137,853	2,523
	Northern Trust Corp.	64,924	2,495
*	Affiliated Managers Group
	Inc.	15,613	1,361
	Legg Mason Inc.	42,223	1,202
	TD Ameritrade Holding
	Corp.	68,735	1,057
*	E*Trade Financial Corp.	83,760	1,035
	Ares Capital Corp.	61,285	932
*	American Capital Ltd.	105,503	919
	Raymond James Financial
	Inc.	32,034	899
	Eaton Vance Corp.	35,340	863
	Waddell & Reed Financial
	Inc. Class A	25,797	805
	SEI Investments Co.	44,598	763
	Jefferies Group Inc.	41,657	684
	Apollo Investment Corp.	58,837	535
	Federated Investors Inc.
	Class B	28,022	496
*	Stifel Financial Corp.	14,953	450
	Janus Capital Group Inc.	55,785	407
*	Knight Capital Group Inc.
	Class A	27,882	360
	Prospect Capital Corp.	32,423	285
	Greenhill & Co. Inc.	7,905	281
*	MF Global Holdings Ltd.	48,910	268
	Solar Capital Ltd.	10,463	242
*	LPL Investment Holdings
	Inc.	8,216	239
	Cohen & Steers Inc.	5,690	220
*	Financial Engines Inc.	9,812	219
	Fifth Street Finance Corp.	21,649	215
	Evercore Partners Inc.
	Class A	7,034	184
	BlackRock Kelso Capital
	Corp.	20,219	177
	optionsXpress Holdings Inc.	13,084	165
	KBW Inc.	10,332	151
	BGC Partners Inc. Class A	21,777	143
*	Investment Technology
	Group Inc.	12,569	143
	PennantPark Investment
	Corp.	13,440	138
*	Piper Jaffray Cos.	5,589	133

			Market
			Value•
		Shares	($000)
	Hercules Technology
	Growth Capital Inc.	12,824	122
*	HFF Inc. Class A	9,712	115
*	ICG Group Inc.	10,861	111
*	Intl. FCStone Inc.	4,727	110
	MCG Capital Corp.	23,143	110
*	Safeguard Scientifics Inc.	6,237	100
	GFI Group Inc.	22,132	97
	Duff & Phelps Corp.
	Class A	8,240	94
	Artio Global Investors Inc.
	Class A	9,696	88
	Capital Southwest Corp.	933	83
	MVC Capital Inc.	6,931	81
	GAMCO Investors Inc.	1,601	78
	Calamos Asset
	Management Inc. Class A	6,182	73
	Epoch Holding Corp.	4,281	64
	Golub Capital BDC Inc.	3,932	59
	Oppenheimer Holdings Inc.
	Class A	2,951	59
	Westwood Holdings
	Group Inc.	1,607	56
*	FBR & Co.	15,488	39
	SWS Group Inc.	8,852	38
	THL Credit Inc.	2,979	35
*	Gleacher & Co. Inc.	24,452	32
	Pzena Investment
	Management Inc. Class A	2,744	13
*	Penson Worldwide Inc.	5,916	12
			81,258
Commercial Banks (17.8%)
	Wells Fargo & Co.	1,503,444	39,240
	US Bancorp	576,522	13,381
	PNC Financial Services
	Group Inc.	157,074	7,876
	BB&T Corp.	208,313	4,643
	SunTrust Banks Inc.	160,703	3,198
	Fifth Third Bancorp	275,287	2,924
	M&T Bank Corp.	33,739	2,567
*	CIT Group Inc.	56,995	1,970
	KeyCorp	284,858	1,891
	Regions Financial Corp.	376,822	1,711
	Comerica Inc.	60,279	1,543
	Huntington Bancshares Inc.	258,784	1,302
	Zions Bancorporation	54,726	954
	Commerce Bancshares Inc.	22,145	876
	Cullen/Frost Bankers Inc.	16,513	842
*	Signature Bank	13,609	757
	Hancock Holding Co.	23,978	749
	East West Bancorp Inc.	44,551	744
	City National Corp.	14,377	645
*	Popular Inc.	306,741	638
	Bank of Hawaii Corp.	14,180	589
*	SVB Financial Group	12,707	586
	CapitalSource Inc.	91,930	584
	Valley National Bancorp	48,500	577
	Associated Banc-Corp	51,902	571

			Market
			Value•
		Shares	($000)
	First Horizon National Corp.	78,910	556
	Fulton Financial Corp.	59,923	549
	Prosperity Bancshares Inc.	13,292	503
	TCF Financial Corp.	44,652	466
	FirstMerit Corp.	32,660	407
	Webster Financial Corp.	22,224	402
	BOK Financial Corp.	8,106	399
	Trustmark Corp.	18,219	392
	Iberiabank Corp.	8,038	387
	UMB Financial Corp.	9,814	381
	Westamerica
	Bancorporation	8,720	370
	Synovus Financial Corp.	235,159	341
	FNB Corp.	37,799	339
	Umpqua Holdings Corp.	34,220	334
	Wintrust Financial Corp.	10,548	333
	United Bankshares Inc.	13,588	305
	Cathay General Bancorp	22,481	288
*	Texas Capital Bancshares
	Inc.	11,190	287
	National Penn Bancshares
	Inc.	38,472	279
	Old National Bancorp	28,322	278
	First Financial Bancorp	17,360	277
	Community Bank System
	Inc.	10,526	263
	Susquehanna Bancshares
	Inc.	38,859	261
	First Citizens BancShares
	Inc. Class A	1,611	256
	BancorpSouth Inc.	22,590	255
	International Bancshares
	Corp.	16,187	253
	MB Financial Inc.	15,305	249
	Glacier Bancorp Inc.	21,652	249
	First Financial Bankshares
	Inc.	7,461	221
	CVB Financial Corp.	25,296	221
*	Investors Bancorp Inc.	15,143	218
	NBT Bancorp Inc.	10,317	210
	Park National Corp.	3,632	200
	First Midwest Bancorp Inc.	22,296	196
	Columbia Banking System
	Inc.	11,839	194
	Bank of the Ozarks Inc.	8,024	182
	PrivateBancorp Inc. Class A	19,526	173
	Home Bancshares Inc.	6,951	163
	S&T Bancorp Inc.	8,475	157
	Oriental Financial Group Inc.	14,139	156
	WesBanco Inc.	7,635	148
	PacWest Bancorp	9,192	148
	Independent Bank Corp.	5,991	143
	First Commonwealth
	Financial Corp.	31,666	142
	Chemical Financial Corp.	8,172	141
	City Holding Co.	4,621	140
*	Western Alliance Bancorp	22,220	135
*	Sterling Financial Corp.	9,422	132
	Boston Private Financial
	Holdings Inc.	20,499	128
*	Pinnacle Financial Partners
	Inc.	9,755	124
	SCBT Financial Corp.	4,192	118
	Sandy Spring Bancorp Inc.	7,086	116
	Renasant Corp.	7,612	105
	Simmons First National
	Corp. Class A	4,538	104
	1st Source Corp.	4,490	102
	Lakeland Financial Corp.	4,644	101

Financials Index Fund

			Market
			Value•
		Shares	($000)
	First Busey Corp.	20,466	100
	Community Trust Bancorp
	Inc.	3,914	99
	Tompkins Financial Corp.	2,514	98
	First Financial Corp.	3,109	96
*	Citizens Republic Bancorp
	Inc.	11,737	93
	Washington Trust Bancorp
	Inc.	4,204	91
	Southside Bancshares Inc.	4,482	89
	TowneBank	7,196	85
	Hudson Valley Holding Corp.	4,247	82
	StellarOne Corp.	6,982	82
	Sterling Bancorp	9,366	80
	Cardinal Financial Corp.	8,117	80
	SY Bancorp Inc.	3,915	78
*	Nara Bancorp Inc.	11,011	78
	Northfield Bancorp Inc	5,728	77
	Arrow Financial Corp.	3,159	75
	Bancfirst Corp.	1,982	71
	Union First Market
	Bankshares Corp.	6,401	70
	Univest Corp. of
	Pennsylvania	4,673	66
	Camden National Corp.	2,233	63
	Lakeland Bancorp Inc.	7,051	60
	CoBiz Financial Inc.	10,373	59
*	United Community
	Banks Inc.	5,592	58
	Republic Bancorp Inc.
	Class A	3,220	57
	First Interstate Bancsystem
	Inc.	4,687	57
*	Wilshire Bancorp Inc.	18,225	56
	Trico Bancshares	4,053	55
	Heartland Financial USA Inc.	3,528	53
	First Community
	Bancshares Inc.	4,422	53
	Great Southern Bancorp Inc.	2,871	51
	First Bancorp	4,727	46
	Ames National Corp.	1,950	33
	Capital City Bank Group Inc.	3,102	32
*	Southwest Bancorp Inc.	5,595	29
	Suffolk Bancorp	3,074	25
*	Hampton Roads
	Bankshares Inc.	3,115	24
			107,736
Consumer Finance (5.2%)
	American Express Co.	322,856	16,049
	Capital One Financial Corp.	137,224	6,319
	Discover Financial Services	162,592	4,091
	SLM Corp.	157,817	2,167
	Cash America International
	Inc.	8,875	496
*	Ezcorp Inc. Class A	13,407	450
*	First Cash Financial
	Services Inc.	8,391	392
*	World Acceptance Corp.	4,773	311
*	DFC Global Corp.	12,169	269
*	Credit Acceptance Corp.	3,060	212
*	Green Dot Corp. Class A	6,376	208
	Nelnet Inc. Class A	8,953	172
	Advance America Cash
	Advance Centers Inc.	15,112	126
*	Netspend Holdings Inc.	10,715	63
*	First Marblehead Corp.	18,097	25
			31,350

			Market
			Value•
		Shares	($000)
Diversified Financial Services (18.7%)
	JPMorgan Chase & Co.	1,183,344	44,446
	Citigroup Inc.	867,631	26,940
	Bank of America Corp.	3,028,633	24,744
	CME Group Inc.	19,008	5,077
*	IntercontinentalExchange
	Inc.	21,939	2,588
	NYSE Euronext	78,180	2,133
	Moody’s Corp.	61,216	1,887
	Leucadia National Corp.	62,237	1,844
*	MSCI Inc. Class A	35,789	1,237
*	NASDAQ OMX Group Inc.	36,954	875
	CBOE Holdings Inc.	15,394	389
*	Portfolio Recovery
	Associates Inc.	5,121	374
*	PHH Corp.	16,726	317
	MarketAxess Holdings Inc.	7,949	234
	Interactive Brokers
	Group Inc.	12,833	193
*	Pico Holdings Inc.	6,070	143
*	Encore Capital Group Inc.	5,514	131
*	NewStar Financial Inc.	7,673	79
	Life Partners Holdings Inc.	3,047	21
*	Asset Acceptance
	Capital Corp.	5,080	21
			113,673
Insurance (22.0%)
*	Berkshire Hathaway Inc.
	Class B	270,100	19,717
	MetLife Inc.	316,362	10,630
	Prudential Financial Inc.	145,384	7,300
	ACE Ltd.	100,906	6,516
	Travelers Cos. Inc.	124,667	6,291
	Chubb Corp.	87,086	5,390
	Aflac Inc.	139,247	5,252
	Marsh & McLennan
	Cos. Inc.	163,871	4,870
	AON Corp.	88,545	4,138
	Allstate Corp.	155,450	4,077
	Loews Corp.	97,322	3,661
	American International
	Group Inc.	141,329	3,580
	Progressive Corp.	184,871	3,546
	Principal Financial
	Group Inc.	96,099	2,437
	Hartford Financial
	Services Group Inc.	126,498	2,421
	Unum Group	91,537	2,155
	Lincoln National Corp.	93,650	1,943
	XL Group plc Class A	92,426	1,923
	Willis Group Holdings plc	48,681	1,905
*	Arch Capital Group Ltd.	40,355	1,359
	Everest Re Group Ltd.	16,319	1,317
	Torchmark Corp.	34,064	1,302
	Cincinnati Financial Corp.	46,408	1,296
	Reinsurance Group
	of America Inc. Class A	21,973	1,173
	WR Berkley Corp.	35,850	1,107
	PartnerRe Ltd.	19,246	1,097
*	Markel Corp.	2,762	1,088
	Fidelity National Financial
	Inc. Class A	63,574	1,080
	Axis Capital Holdings Ltd.	36,800	1,055
*	Genworth Financial Inc.
	Class A	146,859	1,015
	Assurant Inc.	28,841	1,014
	RenaissanceRe Holdings
	Ltd.	15,441	1,012

			Market
			Value•
		Shares	($000)
	HCC Insurance Holdings
	Inc.	33,912	992
	Transatlantic Holdings Inc.	18,642	944
	Arthur J Gallagher & Co.	33,128	934
	White Mountains Insurance
	Group Ltd.	2,144	858
	American Financial Group
	Inc.	23,187	772
	Brown & Brown Inc.	36,353	764
	Old Republic International
	Corp.	73,854	734
	Assured Guaranty Ltd.	49,693	670
	Erie Indemnity Co. Class A	8,898	654
*	ProAssurance Corp.	8,659	628
	Allied World Assurance Co.
	Holdings AG	10,839	563
	Alleghany Corp.	1,872	560
	Aspen Insurance
	Holdings Ltd.	21,117	507
	Validus Holdings Ltd.	19,135	494
	Protective Life Corp.	25,599	486
*	CNO Financial Group Inc.	75,152	483
	Hanover Insurance
	Group Inc.	13,592	483
	First American Financial
	Corp.	31,281	477
	Alterra Capital Holdings Ltd.	21,999	449
	StanCorp Financial
	Group Inc.	13,703	419
	Kemper Corp.	15,455	396
	Endurance Specialty
	Holdings Ltd.	10,832	392
	RLI Corp.	5,616	355
	Delphi Financial Group Inc.	14,521	351
	Platinum Underwriters
	Holdings Ltd.	11,141	351
*	MBIA Inc.	44,893	348
	Mercury General Corp.	8,180	323
	Montpelier Re Holdings Ltd.	18,692	321
	Tower Group Inc.	11,877	285
*	Enstar Group Ltd.	2,725	281
	Symetra Financial Corp.	24,890	267
	Argo Group International
	Holdings Ltd.	9,430	259
	Primerica Inc.	12,172	254
	Selective Insurance
	Group Inc.	16,097	245
*	Greenlight Capital Re Ltd.
	Class A	9,005	202
	Amtrust Financial
	Services Inc.	8,095	196
*	Navigators Group Inc.	4,241	190
	Infinity Property & Casualty
	Corp.	3,678	188
	American National
	Insurance Co.	2,388	179
	American Equity Investment
	Life Holding Co.	16,679	168
*	National Financial Partners
	Corp.	13,110	168
	Horace Mann Educators
	Corp.	12,140	162
	Safety Insurance Group Inc.	3,893	152
	Meadowbrook Insurance
	Group Inc.	15,411	145
	Employers Holdings Inc.	11,597	142
	Maiden Holdings Ltd.	16,537	141
	FBL Financial Group Inc.
	Class A	4,486	131

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Flagstone Reinsurance
	Holdings SA	17,754	126
	United Fire & Casualty Co.	6,849	124
	National Western Life
	Insurance Co. Class A	747	113
*	AMERISAFE Inc.	5,611	111
	Harleysville Group Inc.	3,708	106
*	Hilltop Holdings Inc.	12,891	100
*	FPIC Insurance Group Inc.	2,275	95
	OneBeacon Insurance
	Group Ltd. Class A	6,076	85
*	eHealth Inc.	6,374	81
*	Citizens Inc.	11,666	79
*	Global Indemnity plc	4,065	75
	State Auto Financial Corp.	4,958	70
*	Phoenix Cos. Inc.	35,567	68
	Baldwin & Lyons Inc.	2,390	54
	Presidential Life Corp.	5,626	54
	Stewart Information
	Services Corp.	5,226	50
	National Interstate Corp.	2,068	47
	Kansas City Life Insurance
	Co.	1,292	40
	SeaBright Holdings Inc.	6,177	39
	Universal Insurance
	Holdings Inc.	7,290	31
	Donegal Group Inc. Class A	2,354	29
	EMC Insurance Group Inc.	1,524	27
			133,734
Real Estate Investment Trusts (20.5%)
	Simon Property Group Inc.	87,770	10,313
	Equity Residential	88,185	5,395
	Public Storage	43,433	5,374
	Annaly Capital
	Management Inc.	283,661	5,143
	Boston Properties Inc.	43,599	4,547
	HCP Inc.	121,430	4,527
	Ventas Inc.	81,983	4,384
	Vornado Realty Trust	49,575	4,259
	AvalonBay Communities
	Inc.	28,150	3,839
	ProLogis Inc.	135,431	3,688
	Weyerhaeuser Co.	161,194	2,906
	Health Care REIT Inc.	52,922	2,697
	Host Hotels & Resorts Inc.	205,271	2,428
	Kimco Realty Corp.	121,702	2,154
	Macerich Co.	38,997	1,912
	Plum Creek Timber Co. Inc.	48,431	1,839
	SL Green Realty Corp.	24,849	1,795
	General Growth Properties
	Inc.	129,723	1,769
	UDR Inc.	64,254	1,716
	Digital Realty Trust Inc.	28,487	1,702
	Federal Realty Investment
	Trust	18,707	1,694
	Rayonier Inc.	36,442	1,528
	American Capital Agency
	Corp.	51,494	1,468
	Essex Property Trust Inc.	9,801	1,407
	Camden Property Trust	20,936	1,399
	Alexandria Real Estate
	Equities Inc.	18,529	1,349
	Realty Income Corp.	38,020	1,319
	Liberty Property Trust	34,258	1,163
	Regency Centers Corp.	26,916	1,111
	BRE Properties Inc.	21,981	1,105
	Senior Housing Properties
	Trust	45,479	1,082

		Market
		Value•
	Shares	($000)
Piedmont Office Realty
Trust Inc. Class A	51,633	976
Taubman Centers Inc.	16,719	964
Apartment Investment
& Management Co.	35,862	953
Chimera Investment Corp.	308,295	934
Duke Realty Corp.	75,559	897
Hospitality Properties Trust	36,953	868
Weingarten Realty Investors	34,198	833
Developers Diversified
Realty Corp.	66,210	820
Mack-Cali Realty Corp.	26,098	813
American Campus
Communities Inc.	20,459	798
MFA Financial Inc.	106,526	798
Mid-America Apartment
Communities Inc.	11,016	787
Home Properties Inc.	11,700	782
Equity Lifestyle Properties
Inc.	10,902	751
BioMed Realty Trust Inc.	39,460	722
Highwoods Properties Inc.	21,440	702
National Retail Properties
Inc.	25,167	686
Tanger Factory Outlet
Centers	24,288	683
Douglas Emmett Inc.	35,476	640
Post Properties Inc.	14,911	623
CBL & Associates
Properties Inc.	42,276	622
Hatteras Financial Corp.	22,440	620
Kilroy Realty Corp.	17,335	619
Invesco Mortgage
Capital Inc.	34,604	610
Washington Real Estate
Investment Trust	19,639	608
Entertainment Properties
Trust	13,865	584
Corporate Office
Properties Trust	21,295	571
Extra Space Storage Inc.	26,246	564
Omega Healthcare
Investors Inc.	29,959	544
Starwood Property Trust Inc.	27,826	515
CommonWealth REIT	24,692	508
Colonial Properties Trust	23,813	501
LaSalle Hotel Properties	25,475	479
DuPont Fabros Technology
Inc.	18,256	423
Brandywine Realty Trust	40,430	402
Potlatch Corp.	11,901	399
Two Harbors Investment
Corp.	40,422	387
DiamondRock Hospitality Co.	49,853	386
Healthcare Realty Trust Inc.	21,848	382
Medical Properties Trust Inc.	33,351	357
Equity One Inc.	18,842	339
Sovran Self Storage Inc.	8,245	335
DCT Industrial Trust Inc.	73,404	331
Cypress Sharpridge
Investments Inc.	24,697	330
EastGroup Properties Inc.	8,032	325
National Health Investors Inc.	7,083	324
PS Business Parks Inc.	5,888	322
Capstead Mortgage Corp.	23,162	308
U-Store-It Trust	27,975	300
Redwood Trust Inc.	23,546	296
Lexington Realty Trust	39,530	292

			Market
			Value•
		Shares	($000)
	Franklin Street Properties
	Corp.	22,073	288
	Alexander’s Inc.	613	265
	Government Properties
	Income Trust	11,316	265
	Anworth Mortgage Asset
	Corp.	36,735	264
	Glimcher Realty Trust	29,906	255
	Acadia Realty Trust	12,044	254
	LTC Properties Inc.	9,074	245
	Pebblebrook Hotel Trust	14,704	236
*	First Industrial Realty
	Trust Inc.	24,771	234
	Sun Communities Inc.	5,839	225
	Associated Estates Realty
	Corp.	12,561	222
	Inland Real Estate Corp.	26,736	217
*	Sunstone Hotel Investors
	Inc.	35,511	214
	CreXus Investment Corp.	21,871	205
	Cousins Properties Inc.	27,823	201
*	Strategic Hotels & Resorts
	Inc.	41,380	198
	Education Realty Trust Inc.	21,828	196
	Walter Investment
	Management Corp.	7,802	194
	First Potomac Realty Trust	14,916	193
	Investors Real Estate Trust	23,802	185
*	iStar Financial Inc.	25,208	181
	Hersha Hospitality Trust
	Class A	45,558	169
	Pennsylvania Real Estate
	Investment Trust	15,832	163
	Colony Financial Inc.	9,925	153
	ARMOUR Residential
	REIT Inc.	20,397	153
	Getty Realty Corp.	7,993	152
	PennyMac Mortgage
	Investment Trust	8,390	143
	Retail Opportunity
	Investments Corp.	12,641	141
	Universal Health Realty
	Income Trust	3,594	135
	Ashford Hospitality Trust Inc.	16,375	133
	Newcastle Investment Corp.	23,296	129
	Saul Centers Inc.	3,590	127
	Sabra Healthcare REIT Inc.	10,683	125
*	FelCor Lodging Trust Inc.	34,281	118
	Ramco-Gershenson
	Properties Trust	11,101	115
	Chesapeake Lodging Trust	8,774	112
	Campus Crest Communities
	Inc.	9,304	110
	NorthStar Realty Finance
	Corp.	28,749	110
	Urstadt Biddle Properties Inc.
	Class A	6,377	107
	Resource Capital Corp.	19,577	106
	Coresite Realty Corp.	5,969	96
	Winthrop Realty Trust	8,975	92
	Parkway Properties Inc.	6,732	91
	Hudson Pacific Properties
	Inc.	6,039	84
	CapLease Inc.	19,876	79
	Kite Realty Group Trust	18,033	77
	Cogdell Spencer Inc.	14,700	63
	Cedar Shopping Centers Inc.	16,855	62
			124,507

Financials Index Fund

			Market
			Value•
		Shares	($000)
Real Estate Management & Development (0.7%)
*	CB Richard Ellis Group Inc.
	Class A	87,231	1,322
	Jones Lang LaSalle Inc.	12,801	857
*	Forest City Enterprises Inc.
	Class A	39,366	523
*	Howard Hughes Corp.	7,941	430
*	St. Joe Co.	20,878	385
*	Altisource Portfolio
	Solutions SA	5,890	205
*	Forestar Group Inc.	10,289	130
*	Tejon Ranch Co.	4,352	118
	Kennedy-Wilson Holdings
	Inc.	6,029	70
	Consolidated-Tomoka
	Land Co.	1,627	46
*	Avatar Holdings Inc.	2,653	27
			4,113
Thrifts & Mortgage Finance (1.5%)
	New York Community
	Bancorp Inc.	130,459	1,671
	People’s United Financial
	Inc.	112,915	1,327
	First Niagara Financial
	Group Inc.	90,631	975
	Hudson City Bancorp Inc.	142,087	882
	Capitol Federal Financial Inc.	50,087	537
	Washington Federal Inc.	33,123	498
	Northwest Bancshares Inc.	31,703	378
*	Ocwen Financial Corp.	22,573	312
	Astoria Financial Corp.	26,502	271
*	TFS Financial Corp.	27,634	245
	Oritani Financial Corp.	16,103	212
	Provident Financial
	Services Inc.	16,223	204
	Brookline Bancorp Inc.	17,554	148
*	MGIC Investment Corp.	54,310	141
	Radian Group Inc.	40,651	135
	Berkshire Hills Bancorp Inc.	5,933	128
	Trustco Bank Corp. NY	27,312	128
	ViewPoint Financial Group	10,514	126

			Market
			Value•
		Shares	($000)
	Dime Community
	Bancshares Inc.	8,951	108
	Flushing Financial Corp.	9,056	104
*	Beneficial Mutual Bancorp
	Inc.	11,030	86
	Rockville Financial Inc.	8,745	84
	WSFS Financial Corp.	2,045	72
	United Financial Bancorp
	Inc.	4,477	69
	Provident New York
	Bancorp	10,643	69
	Territorial Bancorp Inc.	3,041	62
*	Doral Financial Corp.	36,267	59
	Westfield Financial Inc.	7,734	58
*	Walker & Dunlop Inc.	5,006	58
	Home Federal Bancorp Inc.	4,762	48
	Bank Mutual Corp.	13,652	43
	BankFinancial Corp.	5,611	43
*	Flagstar Bancorp Inc.	67,106	41
*	Meridian Interstate
	Bancorp Inc.	2,972	38
	First Financial Holdings Inc.	4,705	30
	Roma Financial Corp.	2,538	22
*	PMI Group Inc.	47,096	12
			9,424
	Total Common Stocks
	(Cost $826,698)		605,795
Temporary Cash Investment (0.1%)
	Money Market Fund (0.1%)
1	Vanguard Market
	Liquidity Fund,
	0.132%(Cost $463)	463,000	463
	Total Investments (99.9%)
	(Cost $827,161)		606,258
Other Assets and Liabilities (0.1%)
	Other Assets		3,552
	Liabilities		(3,182)
			370
	Net Assets (100%)		606,628

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,081,917
Undistributed Net Investment Income	2,037
Accumulated Net Realized Losses	(256,422)
Unrealized Appreciation (Depreciation)	(220,904)
Net Assets	606,628

Admiral Shares—Net Assets
Applicable to 4,410,481 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	62,448
Net Asset Value Per Share—
Admiral Shares	$14.16

ETF Shares—Net Assets
Applicable to 19,262,827 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	544,180
Net Asset Value Per Share—
ETF Shares	$28.25

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	12,216
Interest[1]	1
Security Lending	3
Total Income	12,220
Expenses
The Vanguard Group—Note B
Investment Advisory Services	100
Management and Administrative—
Admiral Shares	106
Management and Administrative—
ETF Shares	749
Marketing and Distribution—
Admiral Shares	15
Marketing and Distribution—
ETF Shares	181
Custodian Fees	43
Auditing Fees	29
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	49
Trustees’ Fees and Expenses	1
Total Expenses	1,273
Net Investment Income	10,947
Realized Net Gain (Loss) on
Investment Securities Sold	(28,096)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	19,290
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,141

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,947	8,182
Realized Net Gain (Loss)	(28,096)	(35,200)
Change in Unrealized Appreciation (Depreciation)	19,290	1,899
Net Increase (Decrease) in Net Assets Resulting from Operations	2,141	(25,119)
Distributions
Net Investment Income
Admiral Shares	(1,122)	(1,074)
ETF Shares	(8,791)	(8,041)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,913)	(9,115)
Capital Share Transactions
Admiral Shares	(3,466)	(5,323)
ETF Shares	88,600	(84,711)
Net Increase (Decrease) from Capital Share Transactions	85,134	(90,034)
Total Increase (Decrease)	77,362	(124,268)
Net Assets
Beginning of Period	529,266	653,534
End of Period[2]	606,628	529,266

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,037,000 and $1,003,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.99	$14.72	$20.38	$30.10	$29.86
Investment Operations
Net Investment Income	.263	.209	.389	.700[1]	.770[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.150	(.715)	(5.596)	(9.699)	.145
Total from Investment Operations	.413	(.506)	(5.207)	(8.999)	.915
Distributions
Dividends from Net Investment Income	(.243)	(.224)	(.453)	(.721)	(.675)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.243)	(.224)	(.453)	(.721)	(.675)
Net Asset Value, End of Period	$14.16	$13.99	$14.72	$20.38	$30.10

Total Return[3]	2.79%	–3.52%	–25.35%	–30.36%	2.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$62	$65	$74	$81	$19
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.36%	2.97%	3.06%	2.37%
Portfolio Turnover Rate[4]	10%	11%	17%	10%	12%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.00, and $.00.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$27.92	$29.38	$40.66	$60.04	$59.57
Investment Operations
Net Investment Income	.526	.417	.784	1.449[1]	1.557[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.287	(1.425)	(11.150)	(19.368)	.282
Total from Investment Operations	.813	(1.008)	(10.366)	(17.919)	1.839
Distributions
Dividends from Net Investment Income	(.483)	(.452)	(.914)	(1.461)	(1.369)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.483)	(.452)	(.914)	(1.461)	(1.369)
Net Asset Value, End of Period	$28.25	$27.92	$29.38	$40.66	$60.04

Total Return	2.73%	–3.51%	–25.31%	–30.30%	2.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$544	$464	$580	$651	$282
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.36%	3.00%	3.11%	2.41%
Portfolio Turnover Rate[3]	10%	11%	17%	10%	12%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.01, $.02, $.01, and $.01.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $107,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Financials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $8,232,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $2,711,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $226,839,000 to offset future net capital gains of $85,000 through August 31, 2014, $11,000 through August 31, 2015, $1,313,000 through August 31, 2016, $28,618,000 through August 31, 2017, $129,445,000 through August 31, 2018, and $67,366,000 through August 31, 2019. In addition, the fund realized losses of $29,453,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $827,291,000. Net unrealized depreciation of investment securities for tax purposes was $221,034,000, consisting of unrealized gains of $20,525,000 on securities that had risen in value since their purchase and $241,559,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $214,311,000 of investment securities and sold $132,719,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	26,207	1,651	15,750	1,024
Issued in Lieu of Cash Distributions	1,004	64	972	65
Redeemed[1]	(30,677)	(1,938)	(22,045)	(1,476)
Net Increase (Decrease)—Admiral Shares	(3,466)	(223)	(5,323)	(387)
ETF Shares
Issued	148,362	4,527	100,712	3,207
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(59,762)	(1,900)	(185,423)	(6,300)
Net Increase (Decrease)—ETF Shares	88,600	2,627	(84,711)	(3,093)
1 Net of redemption fees for fiscal 2011 and 2010 of $134,000 and $144,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	293	292	2,460
Median Market Cap	$31.4B	$31.4B	$30.4B
Price/Earnings Ratio	17.5x	17.4x	14.6x
Price/Book Ratio	2.5x	2.5x	2.0x
Yield[3]		2.0%	2.1%
Admiral Shares	1.9%
ETF Shares	1.9%
Return on Equity	19.2%	19.1%	18.7%
Earnings Growth Rate	8.8%	8.8%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.72
Beta	1.00	0.70

Subindustry Diversification
(% of equity exposure)
Biotechnology	13.4%
Health Care Distributors	3.7
Health Care Equipment	16.2
Health Care Facilities	1.6
Health Care Services	5.6
Health Care Supplies	1.2
Health Care Technology	1.2
Life Sciences Tools & Services	5.0
Managed Health Care	8.4
Pharmaceuticals	43.7

Ten Largest Holdings[7] (% of total net assets)
Johnson & Johnson	11.3%
Pfizer Inc.	9.4
Merck & Co. Inc.	6.4
Abbott Laboratories	5.1
Amgen Inc.	3.2
UnitedHealth Group Inc.	3.2
Bristol-Myers Squibb Co.	3.2
Eli Lilly & Co.	2.4
Medtronic Inc.	2.4
Baxter International Inc.	2.0
Top Ten	48.6%

1 MSCI US IMI/Health Care 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Health Care Index Fund ETF Shares
Net Asset Value	21.90%	2.98%	3.47%	$12,955
Health Care Index Fund ETF Shares
Market Price	22.01	2.97	3.47	12,954
MSCI US IMI/2500	19.51	1.48	3.53	13,019
Spliced US IMI/Health Care 25/50[2]	22.10	3.18	3.68	13,155

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Health Care Index Fund Admiral Shares[3]	21.90%	2.96%	3.44%	$129,169
MSCI US IMI/2500	19.51	1.48	3.91	133,656
Spliced US IMI/Health Care 25/50[2]	22.10	3.18	3.68	131,416

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 5, 2004, for Admiral Shares.
2 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2011

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Health Care Index Fund ETF Shares Market Price	22.01%	15.77%	29.54%
Health Care Index Fund ETF Shares Net Asset Value	21.90	15.84	29.55
Spliced US IMI/Health Care 25/50[1]	22.10	16.94	31.55

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		29.98%	5.94%	4.58%
Net Asset Value		30.01	5.95	4.58
Admiral Shares[2]	2/5/2004	30.02	5.93	4.56

1 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Biotechnology (13.4%)
	Amgen Inc.	446,701	24,750
*	Gilead Sciences Inc.	378,130	15,082
*	Celgene Corp.	222,369	13,224
*	Biogen Idec Inc.	110,313	10,392
*	Alexion Pharmaceuticals
	Inc.	87,484	5,069
*	Vertex Pharmaceuticals Inc.	99,049	4,484
*	Cephalon Inc.	37,015	2,985
*	Pharmasset Inc.	17,808	2,339
*	Regeneron Pharmaceuticals
	Inc.	34,196	2,019
*	BioMarin Pharmaceutical
	Inc.	53,032	1,569
*	Human Genome Sciences
	Inc.	90,400	1,163
*	United Therapeutics Corp.	24,901	1,075
*	Cepheid Inc.	29,371	1,065
*	Onyx Pharmaceuticals Inc.	30,167	1,027
*	Cubist Pharmaceuticals Inc.	28,451	987
*	Dendreon Corp.	70,440	865
*	Incyte Corp. Ltd.	53,212	855
*	Myriad Genetics Inc.	41,191	817
*	Seattle Genetics Inc.	46,179	803
*	Alkermes Inc.	45,527	789
*	Amylin Pharmaceuticals Inc.	62,716	709
*	InterMune Inc.	24,237	652
*	Theravance Inc.	33,445	635
*	Ariad Pharmaceuticals Inc.	63,437	624
*	Acorda Therapeutics Inc.	18,648	486
*	Exelixis Inc.	59,104	442
	PDL BioPharma Inc.	66,682	407
*	Immunogen Inc.	35,815	389
*	Momenta Pharmaceuticals
	Inc.	19,974	338
*	Isis Pharmaceuticals Inc.	45,040	337
*	Ironwood Pharmaceuticals
	Inc.	24,316	310
*	NPS Pharmaceuticals Inc.	41,398	309
*	Opko Health Inc.	67,234	281
*	Halozyme Therapeutics Inc.	38,210	260
*	Rigel Pharmaceuticals Inc.	32,673	258
*	Medivation Inc.	15,745	255
*	AVEO Pharmaceuticals Inc.	14,004	238
*	Enzon Pharmaceuticals Inc.	25,398	217
*	Targacept Inc.	13,328	217
*	Spectrum Pharmaceuticals
	Inc.	24,770	212
*	Emergent Biosolutions Inc.	11,682	211
*	Ardea Biosciences Inc.	11,270	183
*	Genomic Health Inc.	6,897	168
*	Micromet Inc.	34,759	167
*	Geron Corp.	61,459	164
*	Idenix Pharmaceuticals Inc.	26,689	155
*	Savient Pharmaceuticals
	Inc.	33,895	146

			Market
			Value•
		Shares	($000)
*	Neurocrine Biosciences Inc.	23,288	143
*	ZIOPHARM Oncology Inc.	24,773	142
*	Immunomedics Inc.	33,691	135
*	Sangamo Biosciences Inc.	23,699	128
*	Ligand Pharmaceuticals Inc.
	Class B	8,327	127
*	Alnylam Pharmaceuticals Inc.	17,208	120
*	Lexicon Pharmaceuticals Inc.	87,412	119
*	Achillion Pharmaceuticals
	Inc.	19,251	118
*	MannKind Corp.	39,148	118
*	Protalix BioTherapeutics Inc.	22,970	109
*	Arqule Inc.	23,185	101
*	SIGA Technologies Inc.	17,103	98
*	Progenics Pharmaceuticals
	Inc.	15,333	95
*	Cell Therapeutics Inc.	80,029	94
*	Arena Pharmaceuticals Inc.	70,186	91
*	Novavax Inc.	47,099	87
*	Metabolix Inc.	14,804	80
*	PROLOR Biotech Inc.	16,633	78
*	Dyax Corp.	44,398	66
*	Allos Therapeutics Inc.	37,511	63
*	Codexis Inc.	9,156	59
*	Biotime Inc.	11,195	52
*	Osiris Therapeutics Inc.	7,905	42
*	Biospecifics
	Technologies Corp.	2,033	36
*	BioMimetic Therapeutics Inc.	9,756	33
*	Nabi Biopharmaceuticals	13,916	26
*	Orexigen Therapeutics Inc.	16,179	23
*	Clinical Data Inc. Contingent
	Value Rights Exp.
	04/14/2018	8,685	8
			102,520
Food Products (0.0%)
*	Smart Balance Inc.	10,095	142

Health Care Equipment & Supplies (17.4%)
	Medtronic Inc.	514,199	18,033
	Baxter International Inc.	273,974	15,337
	Covidien plc	238,217	12,430
	Becton Dickinson and Co.	105,105	8,553
*	Intuitive Surgical Inc.	18,880	7,200
	St. Jude Medical Inc.	157,970	7,194
	Stryker Corp.	139,740	6,825
*	Zimmer Holdings Inc.	92,050	5,237
*	Boston Scientific Corp.	734,288	4,978
*	Edwards Lifesciences Corp.	55,012	4,151
	CR Bard Inc.	41,211	3,926
*	Varian Medical Systems Inc.	56,267	3,205
*	CareFusion Corp.	106,869	2,737
	DENTSPLY International Inc.	68,160	2,399
*	ResMed Inc.	73,479	2,276
*	IDEXX Laboratories Inc.	27,506	2,194
*	Kinetic Concepts Inc.	31,517	2,129
*	Hologic Inc.	124,996	2,080
	Cooper Cos. Inc.	22,297	1,678

			Market
			Value•
		Shares	($000)
*	Gen-Probe Inc.	23,149	1,388
*	Sirona Dental Systems Inc.	26,822	1,252
	Teleflex Inc.	19,163	1,102
*	Alere Inc.	38,585	963
*	Thoratec Corp.	27,406	939
	Hill-Rom Holdings Inc.	30,209	915
	STERIS Corp.	28,426	915
*	Haemonetics Corp.	12,130	758
*	Volcano Corp.	24,707	740
	West Pharmaceutical
	Services Inc.	15,931	639
	Masimo Corp.	25,681	634
*	Align Technology Inc.	29,352	561
*	MAKO Surgical Corp.	13,836	497
*	Zoll Medical Corp.	10,335	462
*	NuVasive Inc.	18,875	457
*	Arthrocare Corp.	12,997	421
*	Integra LifeSciences
	Holdings Corp.	10,231	408
*	DexCom Inc.	31,941	384
*	NxStage Medical Inc.	20,494	377
*	Neogen Corp.	10,537	366
	Meridian Bioscience Inc.	19,686	364
*	Insulet Corp.	20,382	356
	Invacare Corp.	14,158	356
*	Cyberonics Inc.	11,988	338
*	CONMED Corp.	13,488	316
*	Orthofix International NV	8,489	311
	Analogic Corp.	6,160	305
*	HeartWare International Inc.	4,692	295
*	Wright Medical Group Inc.	18,640	286
*	Merit Medical Systems Inc.	18,669	272
*	Abaxis Inc.	10,845	270
*	Greatbatch Inc.	11,149	249
*	ICU Medical Inc.	5,849	241
*	Quidel Corp.	14,117	216
*	ABIOMED Inc.	15,252	190
*	SonoSite Inc.	6,479	189
*	Endologix Inc.	18,910	180
*	Angiodynamics Inc.	11,921	172
	Cantel Medical Corp.	6,869	171
	Atrion Corp.	783	168
*	OraSure Technologies Inc.	20,881	153
*	Accuray Inc.	30,400	150
*	Conceptus Inc.	14,027	149
*	Natus Medical Inc.	13,838	145
*	Symmetry Medical Inc.	17,164	143
*	Unilife Corp.	28,410	132
*	Neoprobe Corp.	37,333	126
*	Kensey Nash Corp.	3,869	106
*	RTI Biologics Inc.	24,959	84
*	SurModics Inc.	7,846	84
*	Palomar Medical
	Technologies Inc.	8,502	68
*	CryoLife Inc.	12,294	63
*	Exactech Inc.	3,586	53
*	Stereotaxis Inc.	21,466	28
*	Alimera Sciences Inc.	3,693	26
			133,495

Health Care Index Fund

			Market
			Value•
		Shares	($000)
Health Care Providers & Services (19.3%)
	UnitedHealth Group Inc.	520,526	24,735
*	Express Scripts Inc.	241,611	11,341
	WellPoint Inc.	176,344	11,163
*	Medco Health Solutions Inc.	192,002	10,395
	McKesson Corp.	121,091	9,679
	Aetna Inc.	182,285	7,297
	Cardinal Health Inc.	168,531	7,163
	Humana Inc.	80,813	6,274
	CIGNA Corp.	130,002	6,076
	AmerisourceBergen Corp.
	Class A	131,306	5,197
*	Laboratory Corp. of
	America Holdings	48,132	4,020
	Quest Diagnostics Inc.	75,557	3,783
*	DaVita Inc.	46,026	3,387
*	Henry Schein Inc.	44,404	2,927
*	Coventry Health Care Inc.	71,709	2,358
	Universal Health Services
	Inc. Class B	43,138	1,795
	Omnicare Inc.	56,055	1,665
*	Mednax Inc.	22,985	1,501
*	HCA Holdings Inc.	74,242	1,487
	Patterson Cos. Inc.	47,022	1,374
*	Tenet Healthcare Corp.	235,267	1,242
*	Healthspring Inc.	31,013	1,211
*	AMERIGROUP Corp.	23,748	1,175
*	Catalyst Health Solutions
	Inc.	21,604	1,161
*	Health Net Inc.	43,397	1,071
*	HMS Holdings Corp.	40,787	1,070
*	Health Management
	Associates Inc. Class A	120,636	992
	Lincare Holdings Inc.	46,013	991
*	Healthsouth Corp.	45,833	980
*	WellCare Health Plans Inc.	20,356	933
*	Community Health
	Systems Inc.	45,697	930
*	LifePoint Hospitals Inc.	25,231	926
	Owens & Minor Inc.	30,422	896
*	Brookdale Senior Living Inc.
	Class A	49,084	791
*	Magellan Health Services
	Inc.	15,794	788
*	Centene Corp.	23,917	763
*	VCA Antech Inc.	39,169	725
*	PSS World Medical Inc.	26,429	623
	Chemed Corp.	10,128	588
*	Accretive Health Inc.	15,947	428
*	MWI Veterinary Supply Inc.	5,701	422
*	Air Methods Corp.	5,407	360
*	Amsurg Corp. Class A	15,024	340
*	Kindred Healthcare Inc.	24,766	320
*	IPC The Hospitalist Co. Inc.	7,794	312
*	Hanger Orthopedic Group
	Inc.	13,960	262
*	Team Health Holdings Inc.	13,864	259
*	Molina Healthcare Inc.	13,055	251
*	Bio-Reference Labs Inc.	11,937	242
*	Amedisys Inc.	14,116	240
*	Emeritus Corp.	13,505	236
	Landauer Inc.	4,509	232
*	ExamWorks Group Inc.	14,963	225
*	PharMerica Corp.	13,996	206
*	Healthways Inc.	16,137	203

			Market
			Value•
		Shares	($000)
*	Select Medical Holdings
	Corp.	26,901	195
*	Sunrise Senior Living Inc.	24,223	180
	Universal American Corp.	16,107	177
*	Triple-S Management Corp.
	Class B	9,494	162
*	LHC Group Inc.	7,581	151
*	Corvel Corp.	3,309	151
	Ensign Group Inc.	6,433	150
	National Healthcare Corp.	3,954	136
	Assisted Living Concepts
	Inc. Class A	9,567	128
*	Medcath Corp.	8,656	120
*	Gentiva Health Services Inc.	13,516	103
*	AMN Healthcare Services
	Inc.	14,902	82
*	Almost Family Inc.	4,030	80
*	Cross Country Healthcare
	Inc.	13,221	65
*	Skilled Healthcare Group Inc.	9,217	50
*	MedQuist Holdings Inc.	6,038	50
*	Sun Healthcare Group Inc.	11,310	48
*	Alliance HealthCare
	Services Inc.	11,142	18
			148,057
Health Care Technology (1.2%)
*	Cerner Corp.	68,721	4,533
*	Allscripts Healthcare
	Solutions Inc.	90,960	1,633
*	athenahealth Inc.	15,712	911
	Quality Systems Inc.	9,768	899
	Computer Programs &
	Systems Inc.	4,962	351
*	Emdeon Inc. Class A	15,236	285
*	MedAssets Inc.	22,373	256
*	Omnicell Inc.	15,702	246
*	Medidata Solutions Inc.	9,620	159
*	Merge Healthcare Inc.	25,802	153
			9,426
Life Sciences Tools & Services (5.0%)
*	Thermo Fisher Scientific Inc.	184,095	10,112
*	Agilent Technologies Inc.	165,776	6,112
*	Life Technologies Corp.	86,276	3,624
*	Waters Corp.	44,077	3,520
*	Illumina Inc.	59,076	3,078
*	Mettler-Toledo
	International Inc.	15,510	2,470
	Pharmaceutical Product
	Development Inc.	51,682	1,627
*	Covance Inc.	28,967	1,436
	PerkinElmer Inc.	54,198	1,240
	Techne Corp.	16,874	1,223
*	Bio-Rad Laboratories Inc.
	Class A	9,305	934
*	Charles River Laboratories
	International Inc.	21,061	698
*	Parexel International Corp.	27,978	570
*	Bruker Corp.	35,473	505
*	Luminex Corp.	17,801	410
*	Sequenom Inc.	47,023	288
*	Affymetrix Inc.	31,917	179
*	eResearchTechnology Inc.	23,111	120
*	Pacific Biosciences
	of California Inc.	16,711	118
*	Complete Genomics Inc.	7,411	67

			Market
			Value•
		Shares	($000)
*	Enzo Biochem Inc.	16,543	48
*	Albany Molecular
	Research Inc.	10,043	35
			38,414
Pharmaceuticals (43.6%)
	Johnson & Johnson	1,317,167	86,670
	Pfizer Inc.	3,796,313	72,054
	Merck & Co. Inc.	1,483,069	49,119
	Abbott Laboratories	746,816	39,215
	Bristol-Myers Squibb Co.	819,737	24,387
	Eli Lilly & Co.	500,689	18,781
	Allergan Inc.	146,414	11,978
*	Forest Laboratories Inc.	137,060	4,693
*	Mylan Inc.	211,143	4,383
*	Watson Pharmaceuticals
	Inc.	60,809	4,081
	Perrigo Co.	40,141	3,803
*	Hospira Inc.	80,658	3,726
*	Endo Pharmaceuticals
	Holdings Inc.	56,257	1,795
	Medicis Pharmaceutical
	Corp. Class A	29,684	1,155
	Warner Chilcott plc
	Class A	66,695	1,138
*	Questcor Pharmaceuticals
	Inc.	28,359	852
*	Salix Pharmaceuticals Ltd.	27,846	848
*	Viropharma Inc.	37,527	743
*	Impax Laboratories Inc.	29,540	581
*	Par Pharmaceutical Cos.
	Inc.	17,155	510
*	Auxilium Pharmaceuticals
	Inc.	22,733	387
*	Jazz Pharmaceuticals Inc.	8,735	375
*	Medicines Co.	25,485	372
*	Vivus Inc.	39,083	326
*	Nektar Therapeutics	54,038	309
*	Akorn Inc.	31,420	253
*	Optimer Pharmaceuticals
	Inc.	20,572	205
*	Depomed Inc.	24,896	155
*	AVANIR Pharmaceuticals
	Inc.	52,211	148
*	MAP Pharmaceuticals Inc.	9,285	130
*	Hi-Tech Pharmacal Co. Inc.	4,558	128
*	XenoPort Inc.	14,820	108
*	Cadence Pharmaceuticals
	Inc.	16,386	107
*	Obagi Medical Products
	Inc.	8,798	92
	Pain Therapeutics Inc.	17,088	81
*	Durect Corp.	34,697	58
*	Pozen Inc.	12,027	34
*	Sucampo Pharmaceuticals
	Inc. Class A	4,526	15
			333,795
Total Investments (99.9%)
(Cost $793,837)			765,849
Other Assets and Liabilities (0.1%)
Other Assets			5,615
Liabilities			(4,756)
			859
Net Assets (100%)			766,708

Health Care Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	830,972
Undistributed Net Investment Income	8,068
Accumulated Net Realized Losses	(44,344)
Unrealized Appreciation (Depreciation)	(27,988)
Net Assets	766,708

Admiral Shares—Net Assets
Applicable to 2,504,578 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	74,667
Net Asset Value Per Share—
Admiral Shares	$29.81

ETF Shares—Net Assets
Applicable to 11,614,919 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	692,041
Net Asset Value Per Share—
ETF Shares	$59.58

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	14,390
Interest[1]	1
Security Lending	22
Total Income	14,413
Expenses
The Vanguard Group—Note B
Investment Advisory Services	108
Management and Administrative—
Admiral Shares	102
Management and Administrative—
ETF Shares	922
Marketing and Distribution—
Admiral Shares	12
Marketing and Distribution—
ETF Shares	174
Custodian Fees	22
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	55
Trustees’ Fees and Expenses	1
Total Expenses	1,424
Net Investment Income	12,989
Realized Net Gain (Loss) on
Investment Securities Sold	23,853
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	86,151
Net Increase (Decrease) in Net Assets
Resulting from Operations	122,993

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,989	18,873
Realized Net Gain (Loss)	23,853	(11,505)
Change in Unrealized Appreciation (Depreciation)	86,151	5,094
Net Increase (Decrease) in Net Assets Resulting from Operations	122,993	12,462
Distributions
Net Investment Income
Admiral Shares	(1,048)	(3,211)
ETF Shares	(10,588)	(16,212)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(11,636)	(19,423)
Capital Share Transactions
Admiral Shares	10,635	(60,866)
ETF Shares	33,450	14,020
Net Increase (Decrease) from Capital Share Transactions	44,085	(46,846)
Total Increase (Decrease)	155,442	(53,807)
Net Assets
Beginning of Period	611,266	665,073
End of Period[2]	766,708	611,266

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $8,068,000 and $6,715,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.87	$25.19	$28.68	$29.82	$27.99
Investment Operations
Net Investment Income	.533	.729[1]	.398	.345	.392
Net Realized and Unrealized Gain (Loss)
on Investments	4.888	(.312)	(3.524)	(1.090)	1.736
Total from Investment Operations	5.421	.417	(3.126)	(.745)	2.128
Distributions
Dividends from Net Investment Income	(.481)	(.737)	(.364)	(.395)	(.298)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.481)	(.737)	(.364)	(.395)	(.298)
Net Asset Value, End of Period	$29.81	$24.87	$25.19	$28.68	$29.82

Total Return[2]	21.90%	1.41%	–10.74%	–2.59%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$75	$54	$111	$136	$132
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.74%	2.74%[1]	1.75%	1.36%	1.42%
Portfolio Turnover Rate[3]	9%	10%	6%	8%	10%

1 Net investment income per share and the ratio of net income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$49.72	$50.37	$57.36	$59.65	$55.99
Investment Operations
Net Investment Income	1.057	1.483[1]	.809	.720	.809
Net Realized and Unrealized Gain (Loss)
on Investments	9.782	(.646)	(7.045)	(2.190)	3.466
Total from Investment Operations	10.839	.837	(6.236)	(1.470)	4.275
Distributions
Dividends from Net Investment Income	(.979)	(1.487)	(.754)	(.820)	(.615)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.979)	(1.487)	(.754)	(.820)	(.615)
Net Asset Value, End of Period	$59.58	$49.72	$50.37	$57.36	$59.65

Total Return	21.90%	1.40%	–10.70%	–2.55%	7.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$692	$558	$554	$614	$477
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.74%	2.74%[1]	1.78%	1.41%	1.46%
Portfolio Turnover Rate[2]	9%	10%	6%	8%	10%

1 Net investment income per share and the ratio of net income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $136,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, the fund invests in a single security, valued at $8,000, that is valued based on Level 3 inputs. This security transferred into Level 3 during the period. All of the fund’s other investments were valued based on Level 1 inputs.

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $23,341,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $9,029,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $42,427,000 to offset future net capital gains of $207,000 through August 31, 2014, $343,000 through August 31, 2015, $3,126,000 through August 31, 2016, $7,261,000 through August 31, 2017, $9,915,000 through August 31, 2018, and $21,575,000 through August 31, 2019. In addition, the fund realized losses of $2,025,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $793,837,000. Net unrealized depreciation of investment securities for tax purposes was $27,988,000, consisting of unrealized gains of $54,307,000 on securities that had risen in value since their purchase and $82,295,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $238,110,000 of investment securities and sold $191,999,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	23,041	773	13,125	486
Issued in Lieu of Cash Distributions	911	32	1,377	51
Redeemed[1]	(13,317)	(459)	(75,368)	(2,777)
Net Increase (Decrease)—Admiral Shares	10,635	346	(60,866)	(2,240)
ETF Shares
Issued	162,423	2,600	92,508	1,712
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(128,973)	(2,200)	(78,488)	(1,500)
Net Increase (Decrease)—ETF Shares	33,450	400	14,020	212
1 Net of redemption fees for fiscal 2011 and 2010 of $58,000 and $22,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	365	364	2,460
Median Market Cap	$23.5B	$23.5B	$30.4B
Price/Earnings Ratio	15.4x	15.4x	14.6x
Price/Book Ratio	2.3x	2.3x	2.0x
Yield[3]		2.1%	2.1%
Admiral Shares	2.0%
ETF Shares	2.0%
Return on Equity	19.4%	19.3%	18.7%
Earnings Growth Rate	1.9%	1.9%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.95
Beta	1.00	1.28

Subindustry Diversification
(% of equity exposure)
Aerospace & Defense	21.4%
Air Freight & Logistics	6.7
Airlines	1.8
Building Products	1.1
Construction & Engineering	2.8
Construction & Farm Machinery
& Heavy Trucks	10.8
Diversified Support Services	1.2
Electrical Components & Equipment	6.3
Environmental & Facilities Services	3.0
Industrial Conglomerates	18.7
Industrial Machinery	10.4
Office Services & Supplies	1.0
Railroads	6.8
Research & Consulting Services	1.9
Trading Companies & Distributors	2.3
Trucking	1.5
Other Industrials	2.3

Ten Largest Holdings[7] (% of total net assets)
General Electric Co.	11.6%
United Technologies Corp.	4.3
Caterpillar Inc.	4.0
3M Co.	3.8
United Parcel Service Inc. Class B	3.4
Boeing Co.	3.2
Union Pacific Corp.	3.0
Honeywell International Inc.	2.4
Emerson Electric Co.	2.4
Deere & Co.	2.3
Top Ten	40.4%

1 MSCI US IMI/Industrials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Industrials Index Fund ETF Shares
Net Asset Value	17.79%	1.67%	4.43%	$13,506
Industrials Index Fund ETF Shares
Market Price	17.91	1.66	4.43	13,507
MSCI US IMI/2500	19.51	1.48	4.32	13,410
Spliced US IMI/Industrials 25/50[2]	18.01	1.79	4.35	13,434

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Industrials Index Fund Admiral Shares[3]	17.79%	1.64%	–0.43%	$97,744
MSCI US IMI/2500	19.51	1.48	0.99	105,388
Spliced US IMI/Industrials 25/50[2]	18.01	1.79	–0.26	98,606

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; May 8, 2006, for Admiral Shares.
2 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2011

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Industrials Index Fund ETF Shares Market Price	17.91%	8.58%	35.07%
Industrials Index Fund ETF Shares Net Asset Value	17.79	8.62	35.06
Spliced US IMI/Industrials 25/50[1]	18.01	9.29	34.34

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		38.28%	3.69%	6.78%
Net Asset Value		38.26	3.68	6.79
Admiral Shares[2]	5/8/2006	38.26	3.66	2.38

1 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.2%)
Aerospace & Defense (21.3%)
	United Technologies Corp.	271,993	20,195
	Boeing Co.	219,883	14,701
	Honeywell International Inc.	234,625	11,217
	Precision Castparts Corp.	44,874	7,353
	Lockheed Martin Corp.	92,997	6,899
	General Dynamics Corp.	98,913	6,338
	Raytheon Co.	111,419	4,817
	Northrop Grumman Corp.	87,364	4,772
	Goodrich Corp.	39,062	3,483
	ITT Corp.	54,710	2,590
	Rockwell Collins Inc.	48,158	2,430
	L-3 Communications
	Holdings Inc.	33,202	2,252
	Textron Inc.	86,363	1,457
*	TransDigm Group Inc.	14,946	1,373
*	BE Aerospace Inc.	32,530	1,133
*	Esterline Technologies
	Corp.	9,534	718
*	Hexcel Corp.	30,637	704
	Alliant Techsystems Inc.	10,496	666
	Triumph Group Inc.	12,397	649
*	Spirit Aerosystems
	Holdings Inc. Class A	37,218	624
*	Teledyne Technologies Inc.	11,050	603
*	Moog Inc. Class A	12,276	490
*	Huntington Ingalls
	Industries Inc.	14,495	434
	Curtiss-Wright Corp.	13,742	423
	AAR Corp.	12,392	292
	HEICO Corp. Class A	7,416	287
*	Orbital Sciences Corp.	18,195	285
*	DigitalGlobe Inc.	11,547	262
*	Ceradyne Inc.	7,352	231
*	GeoEye Inc.	6,236	226
	Cubic Corp.	5,016	210
	American Science
	& Engineering Inc.	2,849	192
	HEICO Corp.	3,386	185
*	Aerovironment Inc.	5,430	156
	National Presto Industries
	Inc.	1,505	146
*	Taser International Inc.	19,571	87
*	GenCorp Inc.	13,772	61
	Ducommun Inc.	3,163	59
*	Keyw Holding Corp.	3,968	47
			99,047
Air Freight & Logistics (6.7%)
	United Parcel Service Inc.
	Class B	231,609	15,608
	FedEx Corp.	93,953	7,396
	CH Robinson Worldwide
	Inc.	50,956	3,592
	Expeditors International
	of Washington Inc.	66,433	3,023
	UTi Worldwide Inc.	32,090	435

			Market
			Value•
		Shares	($000)
*	Atlas Air Worldwide
	Holdings Inc.	8,217	403
*	HUB Group Inc. Class A	11,534	363
	Forward Air Corp.	9,190	261
*	Air Transport Services
	Group Inc.	17,193	93
*	Pacer International Inc.	11,039	50
			31,224
Airlines (1.8%)
	Southwest Airlines Co.	247,606	2,134
*	Delta Air Lines Inc.	267,774	2,016
*	United Continental
	Holdings Inc.	104,732	1,947
*	Alaska Air Group Inc.	11,199	647
*	AMR Corp.	104,048	377
*	JetBlue Airways Corp.	78,702	342
*	US Airways Group Inc.	50,591	283
*	Allegiant Travel Co. Class A	4,774	224
	Skywest Inc.	16,828	215
*	Hawaiian Holdings Inc.	14,893	62
*	Republic Airways
	Holdings Inc.	14,374	46
			8,293
Building Products (1.1%)
*	Owens Corning	37,069	1,077
	Masco Corp.	112,472	998
	AO Smith Corp.	12,122	476
	Lennox International Inc.	14,301	447
	Simpson Manufacturing
	Co. Inc.	12,530	356
	Armstrong World
	Industries Inc.	6,389	257
	Ameron International Corp.	2,750	233
*	USG Corp.	22,549	212
	Universal Forest Products
	Inc.	5,443	166
	Quanex Building Products
	Corp.	11,915	154
*	Griffon Corp.	16,858	147
	AAON Inc.	5,832	102
	Apogee Enterprises Inc.	8,872	83
*	Gibraltar Industries Inc.	8,542	76
*	Trex Co. Inc.	4,105	75
*	Ameresco Inc. Class A	4,535	51
	American Woodmark Corp.	2,854	45
			4,955
Commercial Services & Supplies (6.0%)
	Waste Management Inc.	140,921	4,656
	Republic Services Inc.
	Class A	94,854	2,880
*	Stericycle Inc.	25,628	2,248
	Iron Mountain Inc.	56,501	1,838
	Cintas Corp.	40,866	1,307
	Pitney Bowes Inc.	63,698	1,294
	Waste Connections Inc.	33,830	1,170
	RR Donnelley & Sons Co.	64,910	990
	Avery Dennison Corp.	31,729	924
*	Copart Inc.	18,690	804

			Market
			Value•
		Shares	($000)
*	Clean Harbors Inc.	14,905	803
*	Corrections Corp. of
	America	33,547	761
	Covanta Holding Corp.	41,952	689
*	Geo Group Inc.	20,295	436
	United Stationers Inc.	13,740	433
*	Tetra Tech Inc.	19,463	387
	Rollins Inc.	18,442	386
	Brink’s Co.	14,522	373
	Deluxe Corp.	16,060	355
	Herman Miller Inc.	16,941	337
	Mine Safety Appliances Co.	10,820	334
	ABM Industries Inc.	15,738	322
	Healthcare Services Group
	Inc.	19,690	309
	HNI Corp.	14,041	289
	Interface Inc. Class A	18,253	275
	Unifirst Corp.	4,666	242
	Knoll Inc.	14,966	237
*	Mobile Mini Inc.	12,109	231
	Steelcase Inc. Class A	27,208	225
*	SYKES Enterprises Inc.	13,241	207
*	KAR Auction Services Inc.	12,684	186
	McGrath Rentcorp	7,200	172
	G&K Services Inc. Class A	5,882	166
*	Higher One Holdings Inc.	9,637	154
*	Team Inc.	5,816	145
	Viad Corp.	6,312	130
	Ennis Inc.	8,152	129
*	Consolidated Graphics Inc.	3,154	122
*	ACCO Brands Corp.	17,216	117
	US Ecology Inc.	5,720	105
	EnergySolutions Inc.	24,927	88
*	Standard Parking Corp.	4,893	80
*	M&F Worldwide Corp.	3,606	79
*	Cenveo Inc.	17,613	78
*	EnerNOC Inc.	6,120	77
*	APAC Customer Services
	Inc.	8,946	76
*	InnerWorkings Inc.	9,278	70
*	Metalico Inc.	13,315	59
	Schawk Inc. Class A	4,812	58
	Kimball International Inc.
	Class B	8,176	47
*	American Reprographics
	Co.	10,708	42
*	Fuel Tech Inc.	5,782	34
			27,956
Construction & Engineering (2.8%)
	Fluor Corp.	54,521	3,311
*	Jacobs Engineering
	Group Inc.	39,669	1,477
	KBR Inc.	47,408	1,425
*	Quanta Services Inc.	66,236	1,271
*	Foster Wheeler AG	39,026	958
*	URS Corp.	24,588	862
*	Aecom Technology Corp.	33,559	762
*	Shaw Group Inc.	22,620	527
*	EMCOR Group Inc.	20,897	479
*	MasTec Inc.	17,391	386
	Granite Construction Inc.	10,936	227
*	Insituform Technologies Inc.
	Class A	12,277	203
*	Dycom Industries Inc.	10,953	200
*	Layne Christensen Co.	6,159	173
	Tutor Perini Corp.	9,565	134
*	MYR Group Inc.	6,282	131
	Comfort Systems USA Inc.	11,842	113
	Primoris Services Corp.	8,831	102
	Great Lakes Dredge &
	Dock Corp.	17,432	85

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Northwest Pipe Co.	2,926	80
*	Furmanite Corp.	10,907	67
*	Sterling Construction Co.
	Inc.	4,917	63
*	Michael Baker Corp.	2,594	58
*	Orion Marine Group Inc.	8,430	54
*	Pike Electric Corp.	5,840	49
			13,197
Electrical Equipment (6.6%)
	Emerson Electric Co.	235,135	10,945
	Rockwell Automation Inc.	45,717	2,932
	Cooper Industries plc	51,781	2,453
	Roper Industries Inc.	30,151	2,320
	AMETEK Inc.	50,300	1,966
	Hubbell Inc. Class B	16,700	987
*	Sensata Technologies
	Holding NV	27,285	885
*	Babcock & Wilcox Co.	34,933	804
	Regal-Beloit Corp.	12,087	711
*	Thomas & Betts Corp.	15,581	681
*	Polypore International Inc.	10,787	665
	Acuity Brands Inc.	13,547	624
	Woodward Inc.	18,309	594
*	GrafTech International Ltd.	36,369	571
*	General Cable Corp.	16,345	493
	Belden Inc.	14,769	451
	Brady Corp. Class A	15,348	422
*	EnerSys	15,710	353
*	II-VI Inc.	16,593	328
	Franklin Electric Co. Inc.	6,158	264
	AZZ Inc.	3,902	185
*	Generac Holdings Inc.	8,458	174
*	A123 Systems Inc.	29,552	141
	Encore Wire Corp.	5,843	131
*	Global Power Equipment
	Group Inc.	4,992	122
*	Powell Industries Inc.	2,915	109
*	American Superconductor
	Corp.	15,151	104
*	Capstone Turbine Corp.	77,007	92
	Vicor Corp.	6,552	74
	Preformed Line Products
	Co.	857	47
*	Broadwind Energy Inc.	23,343	17
*	Ener1 Inc.	22,985	9
			30,654
Industrial Conglomerates (18.8%)
	General Electric Co.	3,317,545	54,109
	3M Co.	211,166	17,523
	Danaher Corp.	177,772	8,144
	Tyco International Ltd.	146,693	6,099
	Carlisle Cos. Inc.	19,105	749
	Raven Industries Inc.	5,374	292
	Seaboard Corp.	115	265
	Tredegar Corp.	6,927	116
	Standex International Corp.	3,942	115
			87,412
Machinery (21.2%)
	Caterpillar Inc.	203,396	18,509
	Deere & Co.	131,292	10,611
	Illinois Tool Works Inc.	141,173	6,570
	Cummins Inc.	58,319	5,419
	Eaton Corp.	102,687	4,410
	PACCAR Inc.	102,892	3,872
	Parker Hannifin Corp.	50,731	3,725
	Ingersoll-Rand plc	104,062	3,487
	Dover Corp.	58,342	3,356
	Stanley Black & Decker Inc.	50,193	3,111
	Joy Global Inc.	32,779	2,735

			Market
			Value•
		Shares	($000)
	Pall Corp.	36,492	1,866
	Flowserve Corp.	17,464	1,648
	Donaldson Co. Inc.	22,817	1,346
	Gardner Denver Inc.	16,354	1,289
*	AGCO Corp.	29,658	1,271
	Pentair Inc.	30,755	1,056
	Timken Co.	26,003	1,023
*	WABCO Holdings Inc.	21,376	997
	IDEX Corp.	25,927	964
	Kennametal Inc.	25,702	947
	Wabtec Corp.	15,103	920
	Snap-on Inc.	17,305	916
	SPX Corp.	16,076	915
*	Navistar International Corp.	21,509	890
	Lincoln Electric Holdings
	Inc.	25,011	851
	Nordson Corp.	18,121	796
	Graco Inc.	18,972	749
	CLARCOR Inc.	14,956	696
	Trinity Industries Inc.	24,980	688
	Valmont Industries Inc.	7,024	650
	Crane Co.	14,615	618
	Robbins & Myers Inc.	12,770	614
	Harsco Corp.	25,227	577
*	Oshkosh Corp.	28,495	562
	Mueller Industries Inc.	11,859	559
*	Terex Corp.	34,285	553
	Toro Co.	9,705	530
*	Middleby Corp.	5,641	454
*	Chart Industries Inc.	9,306	440
	Manitowoc Co. Inc.	39,176	435
	Actuant Corp. Class A	21,446	431
	Kaydon Corp.	10,246	344
	Barnes Group Inc.	14,418	332
	Titan International Inc.	12,507	269
	ESCO Technologies Inc.	8,301	256
	Briggs & Stratton Corp.	15,747	254
*	EnPro Industries Inc.	6,421	249
	Lindsay Corp.	3,917	244
*	RBC Bearings Inc.	6,889	241
	Watts Water Technologies
	Inc. Class A	8,478	240
*	3D Systems Corp.	13,190	240
*	Blount International Inc.	15,228	239
	Tennant Co.	5,391	237
*	Meritor Inc.	27,999	237
*	Astec Industries Inc.	6,018	208
	Albany International Corp.	8,739	190
	Sun Hydraulics Corp.	6,422	189
*	Colfax Corp.	7,463	187
	Gorman-Rupp Co.	5,898	172
	CIRCOR International Inc.	4,845	167
*	Sauer-Danfoss Inc.	3,791	164
	Badger Meter Inc.	4,480	157
*	Trimas Corp.	7,449	144
	John Bean Technologies
	Corp.	8,960	142
*	Altra Holdings Inc.	8,371	130
*	Greenbrier Cos. Inc.	7,416	129
	Cascade Corp.	2,897	124
	NACCO Industries Inc.
	Class A	1,582	121
*	Wabash National Corp.	21,316	121
	Mueller Water Products Inc.
	Class A	48,380	112
	Federal Signal Corp.	19,590	107
*	Accuride Corp.	11,146	94
*	Force Protection Inc.	22,069	90
*	Kadant Inc.	3,809	89

			Market
			Value•
		Shares	($000)
	Dynamic Materials Corp.	4,126	83
*	Columbus McKinnon Corp.	5,687	82
	Douglas Dynamics Inc.	5,532	80
	LB Foster Co. Class A	3,205	79
*	FreightCar America Inc.	3,721	68
*	American Railcar Industries
	Inc.	3,317	61
*	Commercial Vehicle Group
	Inc.	7,855	56
	Ampco-Pittsburgh Corp.	2,221	47
*	Tecumseh Products Co.
	Class A	4,247	34
*	Energy Recovery Inc.	11,481	29
			98,894
Marine (0.3%)
*	Kirby Corp.	15,094	831
	Alexander & Baldwin Inc.	13,011	552
*	Genco Shipping & Trading
	Ltd.	10,111	72
*	Eagle Bulk Shipping Inc.	19,409	37
	Baltic Trading Ltd.	5,187	27
			1,519
Professional Services (2.8%)
*	Verisk Analytics Inc. Class A	41,055	1,430
	Equifax Inc.	38,499	1,245
	Robert Half International Inc.	43,635	1,044
	Dun & Bradstreet Corp.	15,536	1,039
	Manpower Inc.	25,712	1,036
*	IHS Inc. Class A	13,280	1,030
	Towers Watson & Co.
	Class A	17,019	1,004
*	Nielsen Holdings NV	27,988	830
*	Acacia Research -
	Acacia Technologies	13,546	592
*	FTI Consulting Inc.	13,161	479
*	CoStar Group Inc.	7,752	397
	Corporate Executive
	Board Co.	10,747	354
*	Advisory Board Co.	4,943	307
*	Korn/Ferry International	14,693	239
*	Huron Consulting Group Inc.	6,597	210
*	TrueBlue Inc.	13,748	193
	Insperity Inc.	7,466	186
*	Exponent Inc.	4,385	185
*	Navigant Consulting Inc.	16,125	153
	Resources Connection Inc.	14,479	151
	Kelly Services Inc. Class A	9,312	142
*	ICF International Inc.	6,151	139
*	Kforce Inc.	11,412	119
	Heidrick & Struggles
	International Inc.	5,481	114
*	Mistras Group Inc.	4,673	94
*	CBIZ Inc.	13,264	90
*	CRA International Inc.	3,379	80
*	Dolan Co.	9,076	77
*	School Specialty Inc.	4,966	47
	CDI Corp.	4,115	46
*	Hill International Inc.	7,820	43
			13,095
Road & Rail (8.4%)
	Union Pacific Corp.	153,485	14,147
	CSX Corp.	344,962	7,568
	Norfolk Southern Corp.	110,492	7,478
*	Kansas City Southern	34,744	1,882
	JB Hunt Transport
	Services Inc.	30,070	1,209
*	Hertz Global Holdings Inc.	84,547	947
	Ryder System Inc.	16,061	756

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Genesee & Wyoming Inc.
	Class A	12,441	646
	Landstar System Inc.	14,958	606
*	Dollar Thrifty Automotive
	Group Inc.	9,050	600
	Con-way Inc.	17,337	444
*	Old Dominion Freight
	Line Inc.	13,646	438
*	Avis Budget Group Inc.	32,841	432
	Werner Enterprises Inc.	13,627	317
	Knight Transportation Inc.	19,568	296
	Heartland Express Inc.	17,051	259
*	Swift Transportation Co.	24,770	214
*	Amerco Inc.	2,466	181
	Arkansas Best Corp.	7,508	155
*	RailAmerica Inc.	7,699	105
	Marten Transport Ltd.	5,190	95
*	Celadon Group Inc.	6,614	78
*	Roadrunner Transportation
	Systems Inc.	4,237	65
*	Saia Inc.	4,714	56
*	Patriot Transportation
	Holding Inc.	1,723	39
*	Universal Truckload
	Services Inc.	2,058	32
			39,045
Trading Companies & Distributors (2.3%)
	Fastenal Co.	87,631	2,934
	WW Grainger Inc.	18,459	2,844
	MSC Industrial Direct Co.
	Class A	14,818	914
*	WESCO International Inc.	13,454	580
	Watsco Inc.	7,959	475
	GATX Corp.	13,037	473
	Applied Industrial
	Technologies Inc.	11,951	366

			Market
			Value•
		Shares	($000)
*	United Rentals Inc.	19,797	330
*	Beacon Roofing Supply Inc.	14,297	265
	Kaman Corp.	6,937	237
	Aircastle Ltd.	19,123	225
	TAL International Group Inc.	6,263	183
*	Rush Enterprises Inc.
	Class A	8,477	156
*	Interline Brands Inc.	10,321	150
*	RSC Holdings Inc.	17,716	141
*	Titan Machinery Inc.	5,176	137
*	H&E Equipment Services
	Inc.	8,769	90
	Houston Wire & Cable Co.	5,306	78
*	CAI International Inc.	3,634	55
	SeaCube Container
	Leasing Ltd.	3,484	46
*	Rush Enterprises Inc.
	Class B	2,153	33
			10,712
Transportation Infrastructure (0.1%)
	Macquarie Infrastructure
	Co. LLC	12,853	311
			311
Wireless Telecommunication Services (0.0%)
*	Pendrell Corp.	43,287	97
Total Investments (100.2%)
(Cost $534,638)			466,411
Other Assets and Liabilities (–0.2%)
Other Assets			2,631
Liabilities			(3,331)
			(700)
Net Assets (100%)			465,711

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	555,024
Undistributed Net Investment Income	5,389
Accumulated Net Realized Losses	(26,475)
Unrealized Appreciation (Depreciation)	(68,227)
Net Assets	465,711

Admiral Shares—Net Assets
Applicable to 461,530 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,256
Net Asset Value Per Share—
Admiral Shares	$30.89

ETF Shares—Net Assets
Applicable to 7,509,157 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	451,455
Net Asset Value Per Share—
ETF Shares	$60.12

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	8,904
Interest[1]	1
Security Lending	5
Total Income	8,910
Expenses
The Vanguard Group—Note B
Investment Advisory Services	65
Management and Administrative—
Admiral Shares	20
Management and Administrative—
ETF Shares	587
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	134
Custodian Fees	46
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	35
Total Expenses	917
Net Investment Income	7,993
Realized Net Gain (Loss) on
Investment Securities Sold	16,274
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	15,673
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,940

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,993	5,223
Realized Net Gain (Loss)	16,274	4,360
Change in Unrealized Appreciation (Depreciation)	15,673	19,208
Net Increase (Decrease) in Net Assets Resulting from Operations	39,940	28,791
Distributions
Net Investment Income
Admiral Shares	(137)	(80)
ETF Shares	(5,705)	(4,648)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,842)	(4,728)
Capital Share Transactions
Admiral Shares	7,281	102
ETF Shares	122,759	85,531
Net Increase (Decrease) from Capital Share Transactions	130,040	85,633
Total Increase (Decrease)	164,138	109,696
Net Assets
Beginning of Period	301,573	191,877
End of Period[2]	465,711	301,573

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $5,389,000 and $3,238,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.57	$23.85	$34.20	$37.94	$30.72
Investment Operations
Net Investment Income	.511	.446[1]	.635	.576[1]	.510[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.248	2.619	(10.428)	(3.816)	7.090
Total from Investment Operations	4.759	3.065	(9.793)	(3.240)	7.600
Distributions
Dividends from Net Investment Income	(.439)	(.345)	(.557)	(.500)	(.380)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.439)	(.345)	(.557)	(.500)	(.380)
Net Asset Value, End of Period	$30.89	$26.57	$23.85	$34.20	$37.94

Total Return[2]	17.79%	12.85%	–28.44%	–8.67%	24.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14	$7	$6	$11	$4
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.66%	1.69%	2.71%	1.63%	1.46%
Portfolio Turnover Rate[3]	5%	10%	8%	7%	13%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$51.71	$46.45	$66.65	$73.94	$59.85
Investment Operations
Net Investment Income	.992	.910[1]	1.253	1.157[1]	1.026[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.269	5.065	(20.342)	(7.466)	13.808
Total from Investment Operations	9.261	5.975	(19.089)	(6.309)	14.834
Distributions
Dividends from Net Investment Income	(.851)	(.715)	(1.111)	(.981)	(.744)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.851)	(.715)	(1.111)	(.981)	(.744)
Net Asset Value, End of Period	$60.12	$51.71	$46.45	$66.65	$73.94

Total Return	17.79%	12.85%	–28.41%	–8.65%	24.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$451	$295	$186	$347	$229
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.66%	1.69%	2.74%	1.68%	1.50%
Portfolio Turnover Rate[2]	5%	10%	8%	7%	13%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $83,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Industrials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $18,477,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $5,717,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $23,825,000 to offset future net capital gains of $18,000 through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, $4,696,000 through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. In addition, the fund realized losses of $2,467,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $534,821,000. Net unrealized depreciation of investment securities for tax purposes was $68,410,000, consisting of unrealized gains of $19,346,000 on securities that had risen in value since their purchase and $87,756,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $246,073,000 of investment securities and sold $112,958,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	10,577	311	2,822	97
Issued in Lieu of Cash Distributions	106	3	54	2
Redeemed[1]	(3,402)	(102)	(2,775)	(102)
Net Increase (Decrease)—Admiral Shares	7,281	212	102	(3)
ETF Shares
Issued	212,539	3,206	187,471	3,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(89,780)	(1,400)	(101,940)	(1,900)
Net Increase (Decrease)—ETF Shares	122,759	1,806	85,531	1,702
1 Net of redemption fees for fiscal 2011 and 2010 of $30,000 and $22,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	410	408	2,460
Median Market Cap	$85.9B	$85.9B	$30.4B
Price/Earnings Ratio	14.2x	14.1x	14.6x
Price/Book Ratio	2.9x	2.9x	2.0x
Yield[3]		1.1%	2.1%
Admiral Shares	1.0%
ETF Shares	1.0%
Return on Equity	25.3%	25.3%	18.7%
Earnings Growth Rate	21.9%	21.9%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.89
Beta	1.00	1.05

Subindustry Diversification
(% of equity exposure)
Application Software	5.2%
Communications Equipment	10.4
Computer Hardware	17.9
Computer Storage & Peripherals	3.5
Data Processing & Outsourced Services	7.3
Electronic Components	1.7
Electronic Manufacturing Services	1.5
Internet Software & Services	9.4
IT Consulting & Other Services	11.5
Semiconductor Equipment	2.0
Semiconductors	12.0
Systems Software	15.2
Other Information Technology	2.4

Ten Largest Holdings[7] (% of total net assets)
Apple Inc.	14.3%
International Business Machines Corp.	8.3
Microsoft Corp.	8.1
Google Inc. Class A	5.5
Oracle Corp.	4.6
Intel Corp.	4.3
Cisco Systems Inc.	3.5
QUALCOMM Inc.	3.4
Hewlett-Packard Co.	2.3
EMC Corp.	1.9
Top Ten	56.2%

1 MSCI US IMI/Information Technology 25/50
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	20.48%	4.96%	2.55%	$12,107
Information Technology Index Fund
ETF Shares Market Price	20.61	4.91	2.55	12,109
MSCI US IMI/2500	19.51	1.48	3.53	13,019
Spliced US IMI/Information
Technology 25/50[2]	20.67	5.14	2.74	12,279

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Information Technology Index Fund
Admiral Shares[3]	20.46%	4.93%	4.08%	$134,619
MSCI US IMI/2500	19.51	1.48	4.13	135,129
Spliced US IMI/Information Technology 25/50[2]	20.67	5.14	4.29	136,697

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; March 25, 2004, for Admiral Shares.
2 Spliced US IMI/Information Technology 25/50: MSCI US/IMI Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2011

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Information Technology Index Fund ETF Shares Market Price	20.61%	27.06%	21.09%
Information Technology Index Fund ETF Shares Net Asset Value	20.48	27.38	21.07
Spliced US IMI/Information Technology 25/50[1]	20.67	28.50	22.79

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		28.72%	7.07%	3.55%
Net Asset Value		28.75	7.10	3.55
Admiral Shares[2]	3/25/2004	28.74	7.07	5.15

1 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (10.5%)
	Cisco Systems Inc.	3,941,649	61,805
	QUALCOMM Inc.	1,196,452	61,569
*	Motorola Solutions Inc.	218,940	9,215
*	Juniper Networks Inc.	383,538	8,028
*	Motorola Mobility
	Holdings Inc.	200,566	7,565
*	F5 Networks Inc.	58,115	4,743
	Harris Corp.	91,698	3,700
*	Polycom Inc.	126,439	3,009
*	Riverbed Technology Inc.	104,477	2,589
	InterDigital Inc.	32,497	2,288
*	JDS Uniphase Corp.	162,626	2,109
*	Acme Packet Inc.	44,235	2,083
	ADTRAN Inc.	43,970	1,366
*	Brocade Communications
	Systems Inc.	337,895	1,308
*	Aruba Networks Inc.	55,790	1,190
*	Finisar Corp.	64,221	1,186
	Plantronics Inc.	35,015	1,122
	Tellabs Inc.	246,981	1,008
*	Viasat Inc.	28,384	1,008
*	Arris Group Inc.	84,244	920
*	Ciena Corp.	67,883	831
*	Netgear Inc.	26,105	726
*	EchoStar Corp. Class A	24,807	604
	Comtech
	Telecommunications
	Corp.	19,779	551
*	Infinera Corp.	70,483	530
*	Blue Coat Systems Inc.	31,132	457
*	Emulex Corp.	62,624	432
*	DG FastChannel Inc.	18,292	401
*	Sonus Networks Inc.	147,920	383
*	Harmonic Inc.	80,454	383
*	Loral Space &
	Communications Inc.	6,712	380
*	Tekelec	44,161	318
	Black Box Corp.	12,797	316
	Sycamore Networks Inc.	15,318	263
*	Calix Inc.	16,178	239
*	Ixia	26,733	230
*	Oplink Communications
	Inc.	13,871	229
*	Digi International Inc.	18,088	227
*	Powerwave
	Technologies Inc.	120,135	211
*	Anaren Inc.	10,172	202
*	Extreme Networks	61,355	170
*	Symmetricom Inc.	30,798	168
*	Oclaro Inc.	35,613	151
*	ShoreTel Inc.	21,334	149
*	Seachange International
	Inc.	17,791	140
*	Aviat Networks Inc.	42,997	112
	Bel Fuse Inc. Class B	6,242	108
*	Meru Networks Inc.	6,972	64
*	BigBand Networks Inc.	37,753	54

			Market
			Value•
		Shares	($000)
*	Mitel Networks Corp.	13,578	46
	Bel Fuse Inc. Class A	1,238	23
			186,909
Computers & Peripherals (21.3%)
*	Apple Inc.	662,701	255,027
	Hewlett-Packard Co.	1,550,410	40,357
*	EMC Corp.	1,474,203	33,302
*	Dell Inc.	1,216,110	18,078
*	NetApp Inc.	263,572	9,916
*	SanDisk Corp.	170,788	6,259
*	Western Digital Corp.	166,605	4,913
	Seagate Technology plc	308,146	3,568
*	NCR Corp.	114,857	1,979
*	Lexmark International Inc.
	Class A	56,765	1,814
	Diebold Inc.	44,845	1,284
*	QLogic Corp.	75,505	1,055
*	Synaptics Inc.	24,413	596
*	Electronics for Imaging Inc.	32,928	468
*	Stratasys Inc.	14,017	324
*	Silicon Graphics
	International Corp.	19,667	313
*	Quantum Corp.	153,083	299
*	STEC Inc.	30,928	294
*	Avid Technology Inc.	27,287	269
*	Super Micro Computer Inc.	18,803	258
*	Intermec Inc.	32,590	240
*	OCZ Technology Group Inc.	31,981	181
*	Imation Corp.	22,044	153
*	Intevac Inc.	16,514	136
*	Cray Inc.	22,854	130
*	Novatel Wireless Inc.	22,112	74
			381,287
Electronic Equipment, Instruments
& Components (4.5%)
	Corning Inc.	1,124,806	16,906
	TE Connectivity Ltd.	315,062	9,647
	Amphenol Corp. Class A	126,152	5,927
*	Trimble Navigation Ltd.	87,925	3,266
*	Flextronics International
	Ltd.	544,500	3,131
	FLIR Systems Inc.	114,411	2,960
*	Avnet Inc.	109,405	2,871
*	Arrow Electronics Inc.	83,156	2,594
	Jabil Circuit Inc.	140,661	2,370
*	Ingram Micro Inc.	115,372	2,058
	National Instruments Corp.	68,215	1,735
*	Tech Data Corp.	33,397	1,572
*	Universal Display Corp.	29,251	1,435
*	Dolby Laboratories Inc.
	Class A	38,043	1,278
	Anixter International Inc.	21,076	1,244
*	Vishay Intertechnology Inc.	108,265	1,234
*	IPG Photonics Corp.	20,238	1,173
*	Itron Inc.	29,056	1,157
	Molex Inc. Class A	54,021	998
	Molex Inc.	44,546	973
	Cognex Corp.	28,002	896
*	FEI Co.	27,681	886

			Market
			Value•
		Shares	($000)
*	Coherent Inc.	18,246	807
	Littelfuse Inc.	16,192	751
*	Plexus Corp.	26,953	716
*	Insight Enterprises Inc.	33,332	627
*	Scansource Inc.	19,231	595
*	Benchmark Electronics Inc.	43,734	593
*	Rogers Corp.	11,344	566
*	Power-One Inc.	72,362	547
*	SYNNEX Corp.	18,267	481
	AVX Corp.	36,432	477
*	OSI Systems Inc.	12,192	474
*	Rofin-Sinar Technologies Inc.	20,391	471
*	Brightpoint Inc.	48,898	466
*	Sanmina-SCI Corp.	57,286	442
*	FARO Technologies Inc.	11,581	440
*	Checkpoint Systems Inc.	28,482	434
*	TTM Technologies Inc.	37,444	418
	MTS Systems Corp.	10,945	395
*	DTS Inc.	12,255	376
	Park Electrochemical Corp.	14,025	347
*	Newport Corp.	26,256	340
*	Maxwell Technologies Inc.	18,496	321
*	Measurement
	Specialties Inc.	10,108	316
*	Electro Scientific
	Industries Inc.	20,120	304
*	Mercury Computer
	Systems Inc.	21,622	301
*	Kemet Corp.	31,522	291
	Methode Electronics Inc.	26,568	260
	Daktronics Inc.	25,423	245
*	Fabrinet	13,192	218
	CTS Corp.	20,824	200
*	Echelon Corp.	22,511	188
	Electro Rent Corp.	12,114	179
*	Agilysys Inc.	16,477	149
*	Aeroflex Holding Corp.	15,312	134
*	Multi-Fineline Electronix Inc.	6,957	132
	Pulse Electronics Corp.	28,452	96
*	Viasystems Group Inc.	3,600	68
			80,476
Internet Software & Services (9.4%)
*	Google Inc. Class A	181,304	98,078
*	eBay Inc.	837,835	25,864
*	Yahoo! Inc.	886,852	12,066
	VeriSign Inc.	114,671	3,572
*	Equinix Inc.	33,560	3,156
*	Akamai Technologies Inc.	134,120	2,943
*	Rackspace Hosting Inc.	74,098	2,709
*	IAC/InterActiveCorp	61,111	2,416
*	WebMD Health Corp.	40,848	1,444
	MercadoLibre Inc.	20,546	1,384
*	AOL Inc.	76,741	1,196
	j2 Global Communications
	Inc.	32,928	1,052
*	VistaPrint NV	30,743	905
*	ValueClick Inc.	57,963	887
*	Monster Worldwide Inc.	88,662	837
*	Ancestry.com Inc.	20,873	745
*	OpenTable Inc.	11,809	720
*	RightNow Technologies Inc.	17,819	584
	Earthlink Inc.	77,835	574
*	Digital River Inc.	27,891	561
*	DealerTrack Holdings Inc.	29,158	546
	NIC Inc.	40,946	476
*	LogMeIn Inc.	12,901	403
*	LivePerson Inc.	34,131	401
*	Constant Contact Inc.	19,680	376
	United Online Inc.	66,756	362
*	LoopNet Inc.	19,563	343
*	Dice Holdings Inc.	33,564	339

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Liquidity Services Inc.	12,557	301
*	Vocus Inc.	13,261	285
*	comScore Inc.	17,882	285
*	IntraLinks Holdings Inc.	27,075	254
*	Infospace Inc.	25,688	246
*	QuinStreet Inc.	18,480	223
*	Move Inc.	113,804	205
*	XO Group Inc.	20,692	187
*	Internap Network Services
	Corp.	34,933	181
*	Perficient Inc.	20,288	178
	Marchex Inc. Class B	16,542	166
*	SciQuest Inc.	10,127	152
*	Travelzoo Inc.	4,094	150
	RealNetworks Inc.	15,694	145
*	Envestnet Inc.	11,155	132
	ModusLink Global
	Solutions Inc.	31,080	128
*	Limelight Networks Inc.	47,251	119
*	TechTarget Inc.	6,725	43
			168,319
IT Services (18.7%)
	International Business
	Machines Corp.	867,978	149,214
	Visa Inc. Class A	374,889	32,945
	Mastercard Inc. Class A	77,809	25,654
	Accenture plc Class A	465,198	24,930
	Automatic Data
	Processing Inc.	358,028	17,912
*	Cognizant Technology
	Solutions Corp. Class A	218,096	13,838
	Western Union Co.	453,003	7,484
*	Teradata Corp.	120,942	6,333
	Paychex Inc.	233,441	6,298
*	Fiserv Inc.	102,894	5,745
	Fidelity National
	Information Services Inc.	175,272	4,939
*	Alliance Data Systems Corp.	36,638	3,422
	Computer Sciences Corp.	111,160	3,408
*	SAIC Inc.	204,890	3,073
	Global Payments Inc.	57,156	2,619
*	VeriFone Systems Inc.	74,333	2,618
*	Gartner Inc.	62,718	2,234
	Total System Services Inc.	117,968	2,141
	Broadridge Financial
	Solutions Inc.	89,789	1,869
	Jack Henry & Associates
	Inc.	58,618	1,714
*	NeuStar Inc. Class A	52,862	1,322
	DST Systems Inc.	26,575	1,247
*	CACI International Inc.
	Class A	20,738	1,142
*	Wright Express Corp.	26,178	1,103
	Lender Processing
	Services Inc.	61,974	1,093
*	Convergys Corp.	87,641	933
	MAXIMUS Inc.	24,660	912
	Sapient Corp.	78,374	841
*	CoreLogic Inc.	62,566	715
*	Cardtronics Inc.	25,993	644
*	Acxiom Corp.	57,741	633
	Mantech International Corp.
	Class A	16,618	623
	Heartland Payment
	Systems Inc.	27,566	593
*	FleetCor Technologies Inc.	20,084	571
	Syntel Inc.	11,952	547
*	Euronet Worldwide Inc.	33,055	538
*	Unisys Corp.	27,572	485
	Forrester Research Inc.	11,303	381
*	TeleTech Holdings Inc.	21,210	376

			Market
			Value•
		Shares	($000)
*	CSG Systems
	International Inc.	24,388	326
*	TNS Inc.	18,801	319
*	ExlService Holdings Inc.	11,559	300
	iGate Corp.	21,982	247
*	Ness Technologies Inc.	27,115	208
	Cass Information
	Systems Inc.	5,734	207
*	Virtusa Corp.	11,444	181
*	Ciber Inc.	48,516	159
*	Global Cash Access
	Holdings Inc.	42,197	127
*	Echo Global Logistics Inc.	7,836	110
*	NCI Inc. Class A	5,338	87
			335,360
Office Electronics (0.6%)
	Xerox Corp.	1,003,359	8,328
*	Zebra Technologies Corp.	40,030	1,438
			9,766
Semiconductors & Semiconductor
Equipment (14.0%)
	Intel Corp.	3,799,599	76,486
	Texas Instruments Inc.	831,953	21,805
	Broadcom Corp. Class A	345,773	12,327
	Applied Materials Inc.	945,736	10,706
	Altera Corp.	230,868	8,401
	Analog Devices Inc.	214,773	7,092
	Xilinx Inc.	190,316	5,926
*	NVIDIA Corp.	430,095	5,725
	Avago Technologies Ltd.	150,286	4,976
	Maxim Integrated
	Products Inc.	212,603	4,900
*	Marvell Technology
	Group Ltd.	372,297	4,896
	Linear Technology Corp.	163,166	4,671
	National Semiconductor
	Corp.	180,189	4,487
	Microchip Technology Inc.	136,476	4,479
	KLA-Tencor Corp.	120,299	4,413
*	First Solar Inc.	40,045	4,004
*	Micron Technology Inc.	645,781	3,817
*	Lam Research Corp.	89,196	3,315
*	Varian Semiconductor
	Equipment Associates
	Inc.	54,033	3,311
*	Atmel Corp.	328,481	2,992
*	LSI Corp.	433,935	2,955
*	Advanced Micro Devices
	Inc.	417,490	2,851
*	Skyworks Solutions Inc.	132,978	2,743
*	Cree Inc.	78,441	2,544
*	ON Semiconductor Corp.	318,931	2,319
	Cypress Semiconductor
	Corp.	114,372	1,812
*	Novellus Systems Inc.	64,698	1,810
*	Teradyne Inc.	132,865	1,608
*	Netlogic Microsystems
	Inc.	44,116	1,324
*	RF Micro Devices Inc.	198,237	1,231
*	Fairchild Semiconductor
	International Inc. Class A	91,576	1,214
*	MEMC Electronic
	Materials Inc.	165,022	1,152
*	International Rectifier Corp.	50,157	1,143
*	GT Advanced Technologies
	Inc.	89,708	1,095
*	Hittite Microwave Corp.	20,150	1,095
*	Cavium Inc.	32,966	1,061
*	Veeco Instruments Inc.	29,108	1,058
*	Silicon Laboratories Inc.	30,365	1,050
*	PMC - Sierra Inc.	167,247	1,019

			Market
			Value•
		Shares	($000)
	Intersil Corp. Class A	89,614	1,006
*	Semtech Corp.	46,748	997
*	Microsemi Corp.	61,435	954
*	TriQuint Semiconductor
	Inc.	117,901	894
*	Cymer Inc.	20,543	831
	MKS Instruments Inc.	35,253	819
*	Rambus Inc.	69,231	804
*	Omnivision Technologies
	Inc.	41,539	764
*	Entegris Inc.	95,542	718
*	Cirrus Logic Inc.	45,987	698
	Power Integrations Inc.	20,641	663
*	Cabot Microelectronics
	Corp.	16,603	660
*	Integrated Device
	Technology Inc.	107,913	611
*	Spansion Inc. Class A	40,140	603
*	Tessera Technologies Inc.	36,488	514
*	Diodes Inc.	25,609	513
*	Lattice Semiconductor
	Corp.	84,086	473
*	Brooks Automation Inc.	46,730	442
*	Ceva Inc.	16,505	439
*	Kulicke & Soffa Industries
	Inc.	48,737	424
*	ATMI Inc.	23,613	404
*	Freescale Semiconductor
	Holdings I Ltd.	34,213	393
*	Volterra Semiconductor
	Corp.	19,207	389
	Micrel Inc.	37,768	382
*	Amkor Technology Inc.	84,484	368
*	Ultratech Inc.	17,656	361
*	Standard Microsystems
	Corp.	16,402	345
*	SunPower Corp. Class B	27,413	325
*	Monolithic Power
	Systems Inc.	24,392	308
*	Silicon Image Inc.	56,206	300
*	Formfactor Inc.	36,303	286
*	Advanced Energy
	Industries Inc.	27,875	278
*	Zoran Corp.	33,610	272
*	Applied Micro Circuits
	Corp.	46,733	266
*	Photronics Inc.	38,488	249
*	Entropic Communications
	Inc.	54,929	247
*	IXYS Corp.	17,931	215
*	MIPS Technologies Inc.
	Class A	37,173	208
*	LTX-Credence Corp.	35,110	200
	Cohu Inc.	16,260	180
*	Kopin Corp.	46,753	177
*	Sigma Designs Inc.	21,438	173
*	Rubicon Technology Inc.	13,159	170
*	Exar Corp.	26,869	163
*	Supertex Inc.	7,985	156
*	Rudolph Technologies Inc.	22,552	154
*	Pericom Semiconductor
	Corp.	17,752	138
*	Anadigics Inc.	47,794	132
*	Inphi Corp.	13,227	106
*	MaxLinear Inc.	10,921	63
*	Energy Conversion
	Devices Inc.	40,466	30
*	Trident Microsystems Inc.	49,512	21
*	SunPower Corp. Class A	938	13
			251,112

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
Software (21.0%)
	Microsoft Corp.	5,438,839	144,673
	Oracle Corp.	2,901,231	81,438
*	Salesforce.com Inc.	91,141	11,734
*	Intuit Inc.	205,953	10,160
*	Symantec Corp.	541,329	9,284
*	Adobe Systems Inc.	361,434	9,123
*	Citrix Systems Inc.	134,754	8,143
	CA Inc.	290,093	6,089
*	VMware Inc. Class A	59,929	5,655
*	Red Hat Inc.	138,369	5,471
*	Electronic Arts Inc.	239,742	5,413
*	BMC Software Inc.	126,715	5,146
*	Autodesk Inc.	164,651	4,643
	Activision Blizzard Inc.	368,895	4,368
*	Rovi Corp.	80,915	3,956
*	ANSYS Inc.	65,779	3,551
*	Nuance Communications
	Inc.	173,507	3,220
*	Informatica Corp.	75,654	3,161
	Solera Holdings Inc.	50,521	2,963
	Factset Research
	Systems Inc.	31,577	2,776
*	MICROS Systems Inc.	57,974	2,763
*	Synopsys Inc.	105,090	2,720
*	TIBCO Software Inc.	118,956	2,662
*	Ariba Inc.	69,185	1,877
*	Cadence Design
	Systems Inc.	192,246	1,776
*	Parametric Technology
	Corp.	85,455	1,538
*	Concur Technologies Inc.	32,706	1,368
*	Compuware Corp.	157,061	1,329
*	QLIK Technologies Inc.	51,991	1,319
*	Fortinet Inc.	64,711	1,238
*	SuccessFactors Inc.	50,957	1,190
*	Aspen Technology Inc.	63,813	1,071
*	Blackboard Inc.	25,134	1,061
*	CommVault Systems Inc.	29,925	1,015
*	Progress Software Corp.	48,081	1,001
*	TiVo Inc.	85,420	905
*	SolarWinds Inc.	36,364	901
*	Ultimate Software
	Group Inc.	17,473	884
*	JDA Software Group Inc.	31,387	829
*	Quest Software Inc.	46,771	806
	Blackbaud Inc.	31,966	800
*	Mentor Graphics Corp.	68,392	765
*	Taleo Corp. Class A	29,202	754
	Fair Isaac Corp.	28,644	732
*	ACI Worldwide Inc.	23,806	712
*	MicroStrategy Inc. Class A	5,696	700
*	Take-Two Interactive
	Software Inc.	51,958	687
*	Websense Inc.	29,048	597
*	Advent Software Inc.	24,177	561
*	Manhattan Associates Inc.	15,699	560
*	Bottomline Technologies
	Inc.	24,381	560

			Market
			Value•
		Shares	($000)
*	Sourcefire Inc.	20,002	552
*	VirnetX Holding Corp.	25,010	537
*	NetSuite Inc.	16,565	533
*	Synchronoss Technologies
	Inc.	18,987	516
*	RealPage Inc.	24,590	512
*	Tyler Technologies Inc.	19,660	496
	Pegasystems Inc.	11,912	481
*	Ebix Inc.	27,831	456
*	BroadSoft Inc.	14,323	433
*	SS&C Technologies
	Holdings Inc.	24,315	401
*	Verint Systems Inc.	13,721	392
	Opnet Technologies Inc.	11,063	382
*	Kenexa Corp.	17,880	376
*	RealD Inc.	25,851	363
*	S1 Corp.	37,806	347
*	Netscout Systems Inc.	24,035	332
*	Interactive Intelligence
	Group	10,048	325
*	Monotype Imaging
	Holdings Inc.	25,256	296
	EPIQ Systems Inc.	22,606	283
*	Accelrys Inc.	39,587	257
*	PROS Holdings Inc.	14,433	229
*	Actuate Corp.	30,774	196
*	Net 1 UEPS Technologies
	Inc.	27,956	182
*	VASCO Data Security
	International Inc.	21,599	154
*	DemandTec Inc.	22,536	148
*	TeleCommunication
	Systems Inc. Class A	33,968	129
*	TeleNav Inc.	11,968	111
*	Rosetta Stone Inc.	8,079	109
	Renaissance Learning Inc.	6,340	99
*	Deltek Inc.	14,938	99
*	THQ Inc.	48,176	94
*	Smith Micro Software Inc.	21,844	41
*,^	Motricity Inc.	15,315	36
			376,545
Total Common Stocks
(Cost $1,714,472)			1,789,774
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.132%
	(Cost $23)	23,000	23
Total Investments (100.0%)
(Cost $1,714,495)			1,789,797
Other Assets and Liabilities (0.0%)
Other Assets			11,742
Liabilities[2]			(11,996)
			(254)
Net Assets (100%)			1,789,543

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,762,045
Undistributed Net Investment Income	9,617
Accumulated Net Realized Losses	(57,421)
Unrealized Appreciation (Depreciation)	75,302
Net Assets	1,789,543

Admiral Shares—Net Assets
Applicable to 1,974,675 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	59,827
Net Asset Value Per Share—
Admiral Shares	$30.30

ETF Shares—Net Assets
Applicable to 29,234,799 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,729,716
Net Asset Value Per Share—
ETF Shares	$59.17

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $18,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $23,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	16,648
Interest[1]	4
Security Lending	50
Total Income	16,702
Expenses
The Vanguard Group—Note B
Investment Advisory Services	196
Management and Administrative—
Admiral Shares	89
Management and Administrative—
ETF Shares	2,249
Marketing and Distribution—
Admiral Shares	12
Marketing and Distribution—
ETF Shares	470
Custodian Fees	49
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	119
Trustees’ Fees and Expenses	2
Total Expenses	3,214
Net Investment Income	13,488
Realized Net Gain (Loss) on
Investment Securities Sold	34,979
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	158,438
Net Increase (Decrease) in Net Assets
Resulting from Operations	206,905

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,488	7,251
Realized Net Gain (Loss)	34,979	15,125
Change in Unrealized Appreciation (Depreciation)	158,438	(37,393)
Net Increase (Decrease) in Net Assets Resulting from Operations	206,905	(15,017)
Distributions
Net Investment Income
Admiral Shares	(352)	(165)
ETF Shares	(8,695)	(4,304)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,047)	(4,469)
Capital Share Transactions
Admiral Shares	4,639	13,740
ETF Shares	403,796	517,008
Net Increase (Decrease) from Capital Share Transactions	408,435	530,748
Total Increase (Decrease)	606,293	511,262
Net Assets
Beginning of Period	1,183,250	671,988
End of Period[2]	1,789,543	1,183,250

1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed net investment income of $9,617,000 and $5,176,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$25.30	$24.39	$27.28	$29.95	$24.40
Investment Operations
Net Investment Income	.238	.146	.163[1]	.121	.110[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.947	.882	(2.897)	(2.706)	5.500
Total from Investment Operations	5.185	1.028	(2.734)	(2.585)	5.610
Distributions
Dividends from Net Investment Income	(.185)	(.118)	(.156)	(.085)	(.060)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.185)	(.118)	(.156)	(.085)	(.060)
Net Asset Value, End of Period	$30.30	$25.30	$24.39	$27.28	$29.95

Total Return[2]	20.46%	4.17%	–9.79%	–8.67%	23.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60	$46	$33	$26	$12
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.79%	0.69%	0.82%	0.46%	0.38%
Portfolio Turnover Rate[3]	6%	9%	12%	11%	8%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$49.40	$47.64	$53.32	$58.52	$47.66
Investment Operations
Net Investment Income	.464	.296	.331[1]	.249	.231[1]
Net Realized and Unrealized Gain (Loss)
on Investments	9.668	1.714	(5.685)	(5.274)	10.765
Total from Investment Operations	10.132	2.010	(5.354)	(5.025)	10.996
Distributions
Dividends from Net Investment Income	(.362)	(.250)	(.326)	(.175)	(.136)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.362)	(.250)	(.326)	(.175)	(.136)
Net Asset Value, End of Period	$59.17	$49.40	$47.64	$53.32	$58.52

Total Return	20.48%	4.17%	–9.78%	–8.62%	23.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,730	$1,137	$639	$497	$439
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.79%	0.69%	0.85%	0.51%	0.42%
Portfolio Turnover Rate[2]	6%	9%	12%	11%	8%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $310,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Information Technology Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $34,905,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $10,453,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $55,470,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, $14,014,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,327,000 through August 31, 2019. In addition, the fund realized losses of $1,453,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $1,714,993,000. Net unrealized appreciation of investment securities for tax purposes was $74,804,000, consisting of unrealized gains of $228,045,000 on securities that had risen in value since their purchase and $153,241,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $620,199,000 of investment securities and sold $207,623,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	25,734	809	21,910	790
Issued in Lieu of Cash Distributions	331	10	152	5
Redeemed[1]	(21,426)	(672)	(8,322)	(312)
Net Increase (Decrease)—Admiral Shares	4,639	147	13,740	483
ETF Shares
Issued	504,551	7,919	625,414	11,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(100,755)	(1,700)	(108,406)	(2,100)
Net Increase (Decrease)—ETF Shares	403,796	6,219	517,008	9,600
1 Net of redemption fees for fiscal 2011 and 2010 of $70,000 and $51,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	138	138	2,460
Median Market Cap	$12.4B	$12.4B	$30.4B
Price/Earnings Ratio	14.6x	14.7x	14.6x
Price/Book Ratio	2.3x	2.3x	2.0x
Yield[3]		1.9%	2.1%
Admiral Shares	1.8%
ETF Shares	1.8%
Return on Equity	19.7%	19.7%	18.7%
Earnings Growth Rate	5.0%	5.1%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	14%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.92
Beta	1.00	1.34

Subindustry Diversification
(% of equity exposure)
Aluminum	2.6%
Construction Materials	1.6
Diversified Chemicals	19.4
Diversified Metals & Mining	10.3
Fertilizers & Agricultural Chemicals	12.5
Gold	6.6
Industrial Gases	8.8
Metal & Glass Containers	3.7
Paper Packaging	3.3
Paper Products	4.4
Precious Metals & Minerals	1.3
Specialty Chemicals	16.5
Steel	7.9
Other Materials	1.1

Ten Largest Holdings[7] (% of total net assets)
EI du Pont de Nemours & Co.	7.6%
Freeport-McMoRan Copper & Gold Inc.	7.5
Monsanto Co.	6.2
Dow Chemical Co.	5.7
Newmont Mining Corp.	5.2
Praxair Inc.	5.1
Mosaic Co.	3.3
Air Products & Chemicals Inc.	2.9
Alcoa Inc.	2.3
CF Industries Holdings Inc.	2.2
Top Ten	48.0%

1 MSCI US IMI/Materials 25/50
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Materials Index Fund ETF Shares
Net Asset Value	21.26%	6.19%	8.00%	$17,941
Materials Index Fund ETF Shares
Market Price	21.32	6.17	8.00	17,944
MSCI US IMI/2500	19.51	1.48	3.53	13,019
Spliced US IMI/Materials 25/50[2]	21.43	6.25	8.13	18,103

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Materials Index Fund Admiral Shares[3]	21.26%	6.16%	7.49%	$172,524
MSCI US IMI/2500	19.51	1.48	3.52	129,881
Spliced US IMI/Materials 25/50[2]	21.43	6.25	7.64	174,370

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 11, 2004, for Admiral Shares.
2 Spliced US IMI/Materials 25/50: MSCI US IMI/IMaterials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2011

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Materials Index Fund ETF Shares Market Price	21.32%	34.91%	79.44%
Materials Index Fund ETF Shares Net Asset Value	21.26	35.03	79.41
Spliced US IMI/Materials 25/50[1]	21.43	35.43	81.03

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		46.49%	8.14%	9.71%
Net Asset Value		46.48	8.13	9.71
Admiral Shares[2]	2/11/2004	46.51	8.11	9.19

1 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (58.1%)
	EI du Pont de Nemours
	& Co.	1,147,962	55,412
	Monsanto Co.	662,512	45,667
	Dow Chemical Co.	1,453,167	41,343
	Praxair Inc.	375,926	37,025
	Mosaic Co.	340,888	24,247
	Air Products & Chemicals
	Inc.	261,857	21,438
	CF Industries Holdings Inc.	88,372	16,156
	Ecolab Inc.	286,690	15,367
	PPG Industries Inc.	195,409	14,966
	LyondellBasell Industries
	NV Class A	351,566	12,182
	Lubrizol Corp.	79,483	10,710
	Sigma-Aldrich Corp.	150,479	9,689
	Celanese Corp. Class A	192,925	9,069
	Sherwin-Williams Co.	111,810	8,469
	Eastman Chemical Co.	87,889	7,271
	FMC Corp.	88,689	6,734
	Nalco Holding Co.	162,962	6,031
	Airgas Inc.	92,096	5,975
	International Flavors
	& Fragrances Inc.	99,321	5,763
	Albemarle Corp.	107,570	5,455
	Ashland Inc.	97,889	5,189
*	Rockwood Holdings Inc.	80,174	4,089
	Valspar Corp.	112,628	3,637
*	WR Grace & Co.	90,431	3,565
	RPM International Inc.	161,226	3,360
	Huntsman Corp.	237,718	3,116
	Cabot Corp.	81,094	2,792
	Scotts Miracle-Gro Co.
	Class A	56,162	2,727
*	Solutia Inc.	151,016	2,625
	Cytec Industries Inc.	57,741	2,621
	NewMarket Corp.	13,750	2,306
*	Intrepid Potash Inc.	64,966	2,223
	Sensient Technologies
	Corp.	58,672	2,133
	Olin Corp.	98,365	1,961
*	Chemtura Corp.	118,052	1,563
	Arch Chemicals Inc.	31,491	1,478
	Balchem Corp.	35,632	1,472
	PolyOne Corp.	115,355	1,457
	HB Fuller Co.	60,921	1,351
	Minerals Technologies Inc.	22,626	1,313
*	OM Group Inc.	38,296	1,211
	Westlake Chemical Corp.	24,638	1,132
	Innophos Holdings Inc.	26,604	1,107
*	Calgon Carbon Corp.	69,875	1,105

			Market
			Value•
		Shares	($000)
*	Kraton Performance
	Polymers Inc.	39,531	948
*	Georgia Gulf Corp.	42,031	891
*	LSB Industries Inc.	21,964	877
	Koppers Holdings Inc.	25,634	852
*	Ferro Corp.	95,995	803
	Stepan Co.	10,043	760
*	Innospec Inc.	26,474	716
	A Schulman Inc.	38,951	710
	Kronos Worldwide Inc.	28,352	621
	Quaker Chemical Corp.	15,828	528
*	TPC Group Inc.	15,088	481
*	STR Holdings Inc.	36,062	409
	Zep Inc.	23,141	408
	Hawkins Inc.	10,925	396
	American Vanguard Corp.	27,414	327
*	Zoltek Cos. Inc.	36,521	321
*	Omnova Solutions Inc.	50,694	224
*	Spartech Corp.	38,520	170
			424,944
Construction Materials (1.6%)
	Vulcan Materials Co.	159,650	5,593
	Martin Marietta Materials
	Inc.	56,211	3,981
	Eagle Materials Inc.	52,082	1,027
	Texas Industries Inc.	22,536	803
*	Headwaters Inc.	75,882	163
*	United States Lime
	& Minerals Inc.	2,725	115
			11,682
Containers & Packaging (7.0%)
	Ball Corp.	197,200	7,083
*	Crown Holdings Inc.	192,746	6,837
	Rock-Tenn Co. Class A	85,762	4,603
	Aptargroup Inc.	83,023	4,191
	Bemis Co. Inc.	130,168	4,043
	Sonoco Products Co.	123,220	3,893
*	Owens-Illinois Inc.	202,735	3,840
	Sealed Air Corp.	198,052	3,648
	Temple-Inland Inc.	134,109	3,245
	Packaging Corp. of America	126,495	3,207
	Silgan Holdings Inc.	60,489	2,294
	Greif Inc. Class A	29,221	1,632
	Boise Inc.	135,137	839
*	Graham Packaging Co. Inc.	28,345	722
*	Graphic Packaging
	Holding Co.	168,962	711
	Myers Industries Inc.	33,047	360
			51,148
Metals & Mining (28.6%)
	Freeport-McMoRan Copper
	& Gold Inc.	1,171,055	55,204
	Newmont Mining Corp.	610,294	38,217

			Market
			Value•
		Shares	($000)
	Alcoa Inc.	1,312,101	16,808
	Cliffs Natural Resources
	Inc.	178,797	14,813
	Nucor Corp.	390,916	14,104
	Walter Energy Inc.	77,058	6,299
	Allegheny Technologies Inc.	124,749	6,252
	United States Steel Corp.	177,756	5,354
	Royal Gold Inc.	63,885	4,899
*	Allied Nevada Gold Corp.	104,576	4,343
*	Molycorp Inc.	72,671	4,107
	Reliance Steel
	& Aluminum Co.	92,300	3,825
	Steel Dynamics Inc.	255,890	3,258
*	Coeur d’Alene Mines Corp.	110,708	3,150
	Compass Minerals
	International Inc.	40,551	3,066
	Carpenter Technology Corp.	54,440	2,748
*	Hecla Mining Co.	345,740	2,652
*	Stillwater Mining Co.	126,681	1,950
	Titanium Metals Corp.	111,171	1,782
	Commercial Metals Co.	142,700	1,677
	Schnitzer Steel Industries
	Inc.	29,672	1,351
	Globe Specialty Metals Inc.	74,660	1,251
	AK Steel Holding Corp.	137,031	1,232
	Worthington Industries Inc.	73,656	1,197
*	RTI International Metals
	Inc.	37,318	994
	Kaiser Aluminum Corp.	19,050	988
	Gold Resource Corp.	39,429	929
*	Century Aluminum Co.	74,632	908
	AMCOL International Corp.	30,908	899
*	US Gold Corp.	144,407	894
	Haynes International Inc.	15,154	879
*	Materion Corp.	23,910	686
*	Horsehead Holding Corp.	53,183	545
*	Noranda Aluminum
	Holding Corp.	29,020	330
*	Paramount Gold and
	Silver Corp.	126,156	308
*	General Moly Inc.	73,597	292
*	AM Castle & Co.	21,505	261
	Olympic Steel Inc.	11,500	238
*	Metals USA Holdings Corp.	16,130	201
*	Golden Minerals Co.	14,210	188
			209,079
Paper & Forest Products (4.7%)
	International Paper Co.	513,396	13,939
	MeadWestvaco Corp.	209,826	5,774
	Domtar Corp.	51,700	4,153
*	AbitibiBowater Inc.	120,248	2,043
	Buckeye Technologies Inc.	49,344	1,342
	Schweitzer-Mauduit
	International Inc.	21,707	1,302

Materials Index Fund

		Market
		Value•
	Shares	($000)
* Louisiana-Pacific Corp.	163,794	1,093
* Clearwater Paper Corp.	28,584	1,052
PH Glatfelter Co.	56,483	811
Deltic Timber Corp.	13,242	772
* KapStone Paper and
Packaging Corp.	48,405	728
* Mercer International Inc.	41,593	396
Wausau Paper Corp.	58,180	388
Neenah Paper Inc.	18,391	322
		34,115
Total Common Stocks
(Cost $753,501)		730,968
Total Investments (100.0%)
(Cost $753,501)		730,968
Other Assets and Liabilities (0.0%)
Other Assets		4,166
Liabilities		(3,911)
		255
Net Assets (100%)		731,223

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	806,199
Undistributed Net Investment Income	7,797
Accumulated Net Realized Losses	(60,240)
Unrealized Appreciation (Depreciation)	(22,533)
Net Assets	731,223

Admiral Shares—Net Assets
Applicable to 3,483,795 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	137,725
Net Asset Value Per Share—
Admiral Shares	$39.53

ETF Shares—Net Assets
Applicable to 7,649,411 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	593,498
Net Asset Value Per Share—
ETF Shares	$77.59

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	13,621
Interest[1]	1
Security Lending	96
Total Income	13,718
Expenses
The Vanguard Group—Note B
Investment Advisory Services	106
Management and Administrative—
Admiral Shares	205
Management and Administrative—
ETF Shares	814
Marketing and Distribution—
Admiral Shares	28
Marketing and Distribution—
ETF Shares	179
Custodian Fees	22
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	46
Trustees’ Fees and Expenses	1
Total Expenses	1,429
Net Investment Income	12,289
Realized Net Gain (Loss) on
Investment Securities Sold	30,941
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	56,953
Net Increase (Decrease) in Net Assets
Resulting from Operations	100,183

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,289	15,851
Realized Net Gain (Loss)	30,941	17,399
Change in Unrealized Appreciation (Depreciation)	56,953	12,576
Net Increase (Decrease) in Net Assets Resulting from Operations	100,183	45,826
Distributions
Net Investment Income
Admiral Shares	(2,903)	(1,398)
ETF Shares	(13,250)	(6,674)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,153)	(8,072)
Capital Share Transactions
Admiral Shares	24,840	(521)
ETF Shares	110,802	9,040
Net Increase (Decrease) from Capital Share Transactions	135,642	8,519
Total Increase (Decrease)	219,672	46,273
Net Assets
Beginning of Period	511,551	465,278
End of Period[2]	731,223	511,551

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $7,797,000 and $11,661,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$33.32	$30.68	$42.85	$41.75	$32.37
Investment Operations
Net Investment Income	.579	.971[1]	.622	.732	.700[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	6.551	2.128	(11.996)	1.008	9.250
Total from Investment Operations	7.130	3.099	(11.374)	1.740	9.950
Distributions
Dividends from Net Investment Income	(.920)	(.459)	(.796)	(.640)	(.570)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.920)	(.459)	(.796)	(.640)	(.570)
Net Asset Value, End of Period	$39.53	$33.32	$30.68	$42.85	$41.75

Total Return[4]	21.26%	10.07%	–25.91%	4.09%	31.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$138	$97	$90	$107	$57
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.63%	2.81%[1]	2.23%	1.74%	1.80%
Portfolio Turnover Rate[5]	14%	10%	12%	10%	6%

1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.01, $.01, $.02, $.02, and $.01.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$65.40	$60.23	$84.27	$82.10	$63.65
Investment Operations
Net Investment Income	1.142	1.907[1]	1.242	1.470	1.418[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	12.852	4.186	(23.683)	1.977	18.168
Total from Investment Operations	13.994	6.093	(22.441)	3.447	19.586
Distributions
Dividends from Net Investment Income	(1.804)	(.923)	(1.599)	(1.277)	(1.136)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.804)	(.923)	(1.599)	(1.277)	(1.136)
Net Asset Value, End of Period	$77.59	$65.40	$60.23	$84.27	$82.10

Total Return	21.26%	10.07%	–25.88%	4.15%	31.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$593	$415	$375	$365	$312
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.63%	2.81%[1]	2.26%	1.79%	1.84%
Portfolio Turnover Rate[4]	14%	10%	12%	10%	6%

1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.02, $.01, $.03, $.04 and $.02.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $132,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Materials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $36,924,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $8,358,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $56,492,000 to offset future net capital gains of $6,000 through August 31, 2014, $698,000 through August 31, 2015, $1,458,000 through August 31, 2016, $12,836,000 through August 31, 2017, $20,360,000 through August 31, 2018, and $21,134,000 through August 31, 2019. In addition, the fund realized losses of $3,730,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $753,519,000. Net unrealized depreciation of investment securities for tax purposes was $22,551,000, consisting of unrealized gains of $70,446,000 on securities that had risen in value since their purchase and $92,997,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $350,698,000 of investment securities and sold $213,576,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	51,004	1,219	22,219	654
Issued in Lieu of Cash Distributions	2,684	64	1,301	38
Redeemed[1]	(28,848)	(704)	(24,041)	(720)
Net Increase (Decrease)—Admiral Shares	24,840	579	(521)	(28)
ETF Shares
Issued	222,405	2,708	127,810	1,911
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(111,603)	(1,400)	(118,770)	(1,800)
Net Increase (Decrease)—ETF Shares	110,802	1,308	9,040	111
1 Net of redemption fees for fiscal 2011 and 2010 of $148,000 and $92,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	36	37	2,460
Median Market Cap	$21.4B	$22.2B	$30.4B
Price/Earnings Ratio	18.4x	17.7x	14.6x
Price/Book Ratio	2.1x	2.1x	2.0x
Yield[3]		3.9%	2.1%
Admiral Shares	3.8%
ETF Shares	3.8%
Return on Equity	7.8%	8.4%	18.7%
Earnings Growth Rate	–0.7%	–0.5%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	21%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.90	0.71
Beta	1.05	0.79

Subindustry Diversification
(% of equity exposure)
Alternative Carriers	12.8%
Integrated Telecommunication Services	60.2
Wireless Telecommunication Services	27.0

Ten Largest Holdings[7] (% of total net assets)
Verizon Communications Inc.	22.0%
AT&T Inc.	21.3
American Tower Corp. Class A	4.6
CenturyLink Inc.	4.6
Crown Castle International Corp.	4.2
Sprint Nextel Corp.	3.9
Frontier Communications Corp.	2.8
NII Holdings Inc.	2.6
Windstream Corp.	2.6
Telephone & Data Systems Inc.	2.3
Top Ten	70.9%

1 MSCI US IMI/Telecommunication Services 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value	16.87%	2.46%	6.47%	$15,452
Telecommunication Services Index Fund
ETF Shares Market Price	17.05	2.42	6.49	15,465
MSCI US IMI/2500	19.51	1.48	4.32	13,410
Spliced US IMI/Telecommunication
Services 25/50[2]	17.06	1.86	5.13	14,148

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Telecommunication Services Index Fund
Admiral Shares[3]	16.87%	2.44%	5.83%	$144,331
MSCI US IMI/2500	19.51	1.48	3.09	121,785
Spliced US IMI/Telecommunication Services 25/50[2]	17.06	1.86	4.93	136,518

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; March 11, 2005, for Admiral Shares.
2 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2011

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Telecommunication Services Index Fund ETF Shares Market Price	17.05%	12.69%	54.65%
Telecommunication Services Index Fund ETF Shares Net Asset Value	16.87	12.90	54.52
Spliced US IMI/Telecommunication Services 25/50[1]	17.06	9.68	41.48

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		38.27%	5.45%	8.08%
Net Asset Value		38.33	5.45	8.09
Admiral Shares[2]	3/11/2005	38.36	5.42	7.54

1 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Diversified Telecommunication Services (73.1%)
	Alternative Carriers (12.8%)
*	Level 3 Communications
	Inc.	3,828,097	6,891
*	tw telecom inc Class A	346,914	6,692
*	Global Crossing Ltd.	220,580	6,276
	AboveNet Inc.	84,732	5,209
*	PAETEC Holding Corp.	917,598	5,148
*	Vonage Holdings Corp.	1,381,607	5,001
*	Premiere Global Services
	Inc.	551,304	4,609
*	Cogent Communications
	Group Inc.	314,948	4,466
*	Neutral Tandem Inc.	355,115	4,222
*	Iridium Communications
	Inc.	532,359	3,934

	Integrated Telecommunication Services (60.3%)
	Verizon Communications
	Inc.	2,492,409	90,150
	AT&T Inc.	3,067,949	87,375
	CenturyLink Inc.	517,876	18,721
	Frontier Communications
	Corp.	1,525,473	11,426
	Windstream Corp.	824,856	10,476
*	Cincinnati Bell Inc.	1,326,713	4,497
	IDT Corp. Class B	197,447	4,314
*	General Communication
	Inc. Class A	477,095	4,237
	Consolidated
	Communications
	Holdings Inc.	219,998	4,204
	Alaska Communications
	Systems Group Inc.	539,616	4,101
*	Cbeyond Inc.	435,804	4,049
	Atlantic Tele-Network Inc.	121,109	4,021
			300,019

			Market
			Value•
		Shares	($000)
Wireless Telecommunication Services (27.0%)
*	American Tower Corp.
	Class A	353,006	19,013
*	Crown Castle
	International Corp.	393,365	17,084
*	Sprint Nextel Corp.	4,209,873	15,829
*	NII Holdings Inc.	276,153	10,640
*	SBA Communications
	Corp. Class A	218,119	8,243
*	MetroPCS
	Communications Inc.	597,757	6,671
	Telephone
	& Data Systems Inc.	192,882	4,944
	Telephone
	& Data Systems Inc.
	(Special Common Shares)	174,278	4,418
	NTELOS Holdings Corp.	223,895	4,399
*	Leap Wireless
	International Inc.	484,496	4,380
*	United States Cellular Corp.	99,497	4,302
	USA Mobility Inc.	256,500	3,891
	Shenandoah
	Telecommunications Co.	264,271	3,628
*	Clearwire Corp. Class A	1,091,479	3,504
			110,946
Total Common Stocks
(Cost $427,387)			410,965
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market
	Liquidity Fund,
	0.132%(Cost $575)	574,579	575
Total Investments (100.2%)
(Cost $427,962)			411,540
Other Assets and Liabilities (–0.2%)
Other Assets			21,692
Liabilities			(22,705)
			(1,013)
Net Assets (100%)			410,527

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	411,540
Receivables for Investment Securities Sold	21,627
Other Assets	65
Total Assets	433,232
Liabilities
Payables for Investment
Securities Purchased	22,109
Other Liabilities	596
Total Liabilities	22,705
Net Assets	410,527

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	479,594
Undistributed Net Investment Income	8,845
Accumulated Net Realized Losses	(61,490)
Unrealized Appreciation (Depreciation)	(16,422)
Net Assets	410,527

Admiral Shares—Net Assets
Applicable to 594,432 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,721
Net Asset Value Per Share—
Admiral Shares	$33.18

ETF Shares—Net Assets
Applicable to 6,002,158 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	390,806
Net Asset Value Per Share—
ETF Shares	$65.11

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	13,876
Interest[1]	1
Security Lending	32
Total Income	13,909
Expenses
The Vanguard Group—Note B
Investment Advisory Services	54
Management and Administrative—
Admiral Shares	27
Management and Administrative—
ETF Shares	435
Marketing and Distribution—
Admiral Shares	4
Marketing and Distribution—
ETF Shares	97
Custodian Fees	7
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	49
Total Expenses	701
Net Investment Income	13,208
Realized Net Gain (Loss) on
Investment Securities Sold	45,504
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(13,681)
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,031

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,208	7,624
Realized Net Gain (Loss)	45,504	(20,124)
Change in Unrealized Appreciation (Depreciation)	(13,681)	42,804
Net Increase (Decrease) in Net Assets Resulting from Operations	45,031	30,304
Distributions
Net Investment Income
Admiral Shares	(509)	(346)
ETF Shares	(9,148)	(5,141)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,657)	(5,487)
Capital Share Transactions
Admiral Shares	3,594	673
ETF Shares	116,360	70,937
Net Increase (Decrease) from Capital Share Transactions	119,954	71,610
Total Increase (Decrease)	155,328	96,427
Net Assets
Beginning of Period	255,199	158,772
End of Period[2]	410,527	255,199

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $8,845,000 and $5,294,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.22	$25.77	$31.58	$41.01	$33.29
Investment Operations
Net Investment Income	1.077	1.024[1]	.840[1]	.908[1]	.888[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	3.853	3.183	(5.977)	(9.338)	7.308
Total from Investment Operations	4.930	4.207	(5.137)	(8.430)	8.196
Distributions
Dividends from Net Investment Income	(.970)	(.757)	(.673)	(1.000)	(.476)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.970)	(.757)	(.673)	(1.000)	(.476)
Net Asset Value, End of Period	$33.18	$29.22	$25.77	$31.58	$41.01

Total Return[3]	16.87%	16.40%	–15.90%	–20.98%	24.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20	$14	$12	$19	$51
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	3.60%	3.60%	3.39%	2.50%	2.17%
Portfolio Turnover Rate[4]	21%	23%	25%	28%	17%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.05, and $.01.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$57.34	$50.58	$62.05	$80.60	$65.40
Investment Operations
Net Investment Income	2.118	1.981[1]	1.602[1]	1.764[1]	1.741[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	7.557	6.290	(11.699)	(18.316)	14.386
Total from Investment Operations	9.675	8.271	(10.097)	(16.552)	16.127
Distributions
Dividends from Net Investment Income	(1.905)	(1.511)	(1.373)	(1.998)	(.927)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.905)	(1.511)	(1.373)	(1.998)	(.927)
Net Asset Value, End of Period	$65.11	$57.34	$50.58	$62.05	$80.60

Total Return	16.87%	16.39%	–15.88%	–20.94%	24.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$391	$241	$147	$143	$266
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	3.60%	3.60%	3.42%	2.55%	2.21%
Portfolio Turnover Rate[3]	21%	23%	25%	28%	17%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.08, and $.03.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $65,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Telecommunication Services Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $37,377,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $9,103,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $61,490,000 to offset future net capital gains of $29,000 through August 31,2014, $818,000 through August 31, 2015, $4,154,000 through August 31, 2016, $18,696,000 through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019.

At August 31, 2011, the cost of investment securities for tax purposes was $427,962,000. Net unrealized depreciation of investment securities for tax purposes was $16,422,000, consisting of unrealized gains of $17,544,000 on securities that had risen in value since their purchase and $33,966,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $388,781,000 of investment securities and sold $264,237,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	6,808	202	3,194	112
Issued in Lieu of Cash Distributions	449	14	304	11
Redeemed[1]	(3,663)	(109)	(2,825)	(100)
Net Increase (Decrease)—Admiral Shares	3,594	107	673	23
ETF Shares
Issued	309,287	4,900	86,865	1,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(192,927)	(3,100)	(15,928)	(300)
Net Increase (Decrease)—ETF Shares	116,360	1,800	70,937	1,300
1 Net of redemption fees for fiscal 2011 and 2010 of $12,000 and $3,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	85	85	2,460
Median Market Cap	$14.4B	$14.4B	$30.4B
Price/Earnings Ratio	15.7x	15.7x	14.6x
Price/Book Ratio	1.5x	1.5x	2.0x
Yield[3]		4.1%	2.1%
Admiral Shares	4.0%
ETF Shares	4.0%
Return on Equity	12.9%	12.9%	18.7%
Earnings Growth Rate	4.1%	4.1%	6.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.54
Beta	1.00	0.53

Subindustry Diversification
(% of equity exposure)
Electric	49.3%
Gas Utilities	7.6
Independent Power Producers
& Energy Traders	5.4
Multi-Utilities	35.6
Water Utilities	2.1

Ten Largest Holdings[7] (% of total net assets)
Southern Co.	6.8%
Exelon Corp.	5.6
Dominion Resources Inc.	5.5
Duke Energy Corp.	4.9
NextEra Energy Inc.	4.4
American Electric Power Co. Inc.	3.6
FirstEnergy Corp.	3.6
Public Service Enterprise Group Inc.	3.4
PG&E Corp.	3.3
PPL Corp.	3.3
Top Ten	44.4%

1 MSCI US IMI/Utilities 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.19% for the Admiral Shares and 0.19% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2011		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Utilities Index Fund
ETF Shares Net Asset Value	16.09%	3.48%	8.56%	$18,665
Utilities Index Fund ETF Shares Market Price	16.12	3.48	8.56	18,663
MSCI US IMI/2500	19.51	1.48	3.53	13,019
Spliced US IMI/Utilities 25/50[2]	16.31	3.70	8.78	18,955

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Utilities Index Fund Admiral Shares[3]	16.09%	3.46%	8.79%	$185,644
MSCI US IMI/2500	19.51	1.48	4.02	133,538
Spliced US IMI/Utilities 25/50[2]	16.31	3.70	9.04	188,725

1 Performance for the fund and its comparative standards is calculated since the following Inception dates: January 26, 2004, for ETF Shares; April 28, 2004, for Admiral Shares.
2 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2011

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2011
			Cumulative
			Since
	One Year	Five Years	Inception
Utilities Index Fund ETF Shares Market Price	16.12%	18.64%	86.63%
Utilities Index Fund ETF Shares Net Asset Value	16.09	18.68	86.65
Spliced US IMI/Utilities 25/50[1]	16.31	19.90	89.55

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		24.94%	4.89%	8.66%
Net Asset Value		24.94	4.87	8.66
Admiral Shares[2]	4/28/2004	24.96	4.85	8.90

1 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (49.4%)
Southern Co.	1,737,307	71,855
Exelon Corp.	1,355,262	58,439
Duke Energy Corp.	2,723,841	51,508
NextEra Energy Inc.	820,161	46,519
American Electric
Power Co. Inc.	985,392	38,066
FirstEnergy Corp.	855,705	37,865
PPL Corp.	1,180,820	34,102
Progress Energy Inc.	602,358	29,395
Entergy Corp.	364,160	23,747
Edison International	633,353	23,554
Northeast Utilities	361,826	12,555
Pinnacle West Capital
Corp.	222,942	9,863
Pepco Holdings Inc.	462,009	9,000
ITC Holdings Corp.	104,370	7,897
NV Energy Inc.	482,621	7,201
DPL Inc.	239,077	7,153
Westar Energy Inc.	232,585	6,198
Great Plains Energy Inc.	277,899	5,433
Hawaiian Electric
Industries Inc.	194,589	4,674
Cleco Corp.	124,834	4,435
IDACORP Inc.	101,318	3,870
Portland General
Electric Co.	154,181	3,719
UIL Holdings Corp.	103,380	3,511
Unisource Energy Corp.	75,142	2,845
El Paso Electric Co.	77,429	2,678
Allete Inc.	66,045	2,580
PNM Resources Inc.	168,629	2,523
MGE Energy Inc.	47,277	1,993
Empire District
Electric Co.	85,284	1,770
Otter Tail Corp.	66,226	1,362
Central Vermont
Public Service Corp.	26,143	910
Unitil Corp.	22,420	586
		517,806
Gas Utilities (7.6%)
Oneok Inc.	208,075	14,753
National Fuel Gas Co.	143,814	8,823
Questar Corp.	363,192	6,806
UGI Corp.	228,468	6,799
AGL Resources Inc.	160,133	6,633

			Market
			Value•
		Shares	($000)
	Atmos Energy Corp.	184,704	6,195
	Nicor Inc.	93,414	5,194
	Piedmont Natural Gas
	Co. Inc.	146,723	4,534
	WGL Holdings Inc.	104,752	4,333
	New Jersey Resources
	Corp.	84,892	3,999
	Southwest Gas Corp.	89,282	3,305
	South Jersey Industries
	Inc.	61,309	3,159
	Northwest Natural Gas Co.	54,648	2,471
	Laclede Group Inc.	43,615	1,731
	Chesapeake Utilities Corp.	19,490	795
			79,530
Independent Power Producers
& Energy Traders (5.4%)
	Constellation Energy
	Group Inc.	389,973	15,010
*	AES Corp.	1,359,146	14,761
*	NRG Energy Inc.	492,915	11,554
*	Calpine Corp.	638,578	9,406
*	GenOn Energy Inc.	1,578,250	4,798
*	Dynegy Inc. Class A	199,160	876
	Ormat Technologies Inc.	37,136	630
			57,035
Multi-Utilities (35.6%)
	Dominion Resources Inc.	1,178,074	57,419
	Public Service Enterprise
	Group Inc.	1,035,090	35,328
	PG&E Corp.	814,237	34,483
	Consolidated Edison Inc.	598,427	33,638
	Sempra Energy	465,348	24,440
	Xcel Energy Inc.	990,627	24,439
	DTE Energy Co.	346,247	17,506
	CenterPoint Energy Inc.	827,242	16,553
	Wisconsin Energy Corp.	477,964	15,123
	Ameren Corp.	493,417	14,931
	NiSource Inc.	572,417	12,227
	CMS Energy Corp.	516,591	10,177
	SCANA Corp.	249,686	10,042
	OGE Energy Corp.	200,337	10,027
	NSTAR	211,795	9,683
	Alliant Energy Corp.	227,321	9,222
	MDU Resources Group
	Inc.	386,923	8,257
	Integrys Energy Group
	Inc.	160,184	8,020

		Market
		Value•
	Shares	($000)
TECO Energy Inc.	418,171	7,652
Vectren Corp.	167,417	4,582
Avista Corp.	117,491	2,982
NorthWestern Corp.	74,287	2,519
Black Hills Corp.	76,331	2,336
CH Energy Group Inc.	30,465	1,712
		373,298
Water Utilities (2.0%)
American Water Works
Co. Inc.	359,074	10,693
Aqua America Inc.	282,809	6,245
California Water Service
Group	80,977	1,529
American States Water Co.	38,207	1,356
SJW Corp.	28,360	661
Middlesex Water Co.	32,064	583
Connecticut Water
Service Inc.	17,575	467
		21,534
Total Common Stocks
(Cost $1,038,758)		1,049,203
Total Investments (100.0%)
(Cost $1,038,758)		1,049,203
Other Assets and Liabilities (0.0%)
Other Assets		8,453
Liabilities		(8,543)
		(90)
Net Assets (100%)		1,049,113

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,053,796
Undistributed Net Investment Income	7,257
Accumulated Net Realized Losses	(22,385)
Unrealized Appreciation (Depreciation)	10,445
Net Assets	1,049,113

Admiral Shares—Net Assets
Applicable to 6,002,184 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	218,459
Net Asset Value Per Share—
Admiral Shares	$36.40

ETF Shares—Net Assets
Applicable to 11,454,457 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	830,654
Net Asset Value Per Share—
ETF Shares	$72.52

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	36,457
Security Lending	5
Total Income	36,462
Expenses
The Vanguard Group—Note B
Investment Advisory Services	126
Management and Administrative—
Admiral Shares	272
Management and Administrative—
ETF Shares	902
Marketing and Distribution—
Admiral Shares	37
Marketing and Distribution—
ETF Shares	200
Custodian Fees	34
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	46
Trustees’ Fees and Expenses	1
Total Expenses	1,647
Net Investment Income	34,815
Realized Net Gain (Loss) on
Investment Securities Sold	836
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	93,078
Net Increase (Decrease) in Net Assets
Resulting from Operations	128,729

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,815	23,844
Realized Net Gain (Loss)	836	4,109
Change in Unrealized Appreciation (Depreciation)	93,078	23,581
Net Increase (Decrease) in Net Assets Resulting from Operations	128,729	51,534
Distributions
Net Investment Income
Admiral Shares	(6,943)	(4,081)
ETF Shares	(25,861)	(17,757)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(32,804)	(21,838)
Capital Share Transactions
Admiral Shares	45,146	66,315
ETF Shares	174,155	193,359
Net Increase (Decrease) from Capital Share Transactions	219,301	259,674
Total Increase (Decrease)	315,226	289,370
Net Assets
Beginning of Period	733,887	444,517
End of Period[1]	1,049,113	733,887

1 Net Assets—End of Period includes undistributed net investment income of $7,257,000 and $5,246,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$32.60	$30.73	$39.26	$40.60	$36.47
Investment Operations
Net Investment Income	1.344	1.293[1]	1.251	1.126	1.080
Net Realized and Unrealized Gain (Loss)
on Investments[2]	3.783	1.782	(8.530)	(1.340)	4.089
Total from Investment Operations	5.127	3.075	(7.279)	(.214)	5.169
Distributions
Dividends from Net Investment Income	(1.327)	(1.205)	(1.251)	(1.126)	(1.039)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.327)	(1.205)	(1.251)	(1.126)	(1.039)
Net Asset Value, End of Period	$36.40	$32.60	$30.73	$39.26	$40.60

Total Return[3]	16.09%	10.20%	–18.39%	–0.69%	14.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$153	$81	$109	$108
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.99%	4.07%	4.28%	2.75%	2.70%
Portfolio Turnover Rate[4]	6%	8%	10%	18%	12%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.02, and $.02.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$64.93	$61.24	$78.22	$80.92	$72.68
Investment Operations
Net Investment Income	2.678	2.554[1]	2.512	2.285	2.180
Net Realized and Unrealized Gain (Loss)
on Investments[2]	7.551	3.550	(16.978)	(2.695)	8.156
Total from Investment Operations	10.229	6.104	(14.466)	(.410)	10.336
Distributions
Dividends from Net Investment Income	(2.639)	(2.414)	(2.514)	(2.290)	(2.096)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.639)	(2.414)	(2.514)	(2.290)	(2.096)
Net Asset Value, End of Period	$72.52	$64.93	$61.24	$78.22	$80.92

Total Return	16.09%	10.18%	–18.34%	–0.66%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$831	$581	$364	$371	$285
Ratio of Total Expenses to
Average Net Assets	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.99%	4.07%	4.31%	2.80%	2.74%
Portfolio Turnover Rate[3]	6%	8%	10%	18%	12%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.01, $.02, $.04, and $.03.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $155,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Utilities Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $1,426,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $7,891,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $21,748,000 to offset future net capital gains of $515,000 through August 31, 2015, $2,910,000 through August 31, 2017, $14,960,000 through August 31, 2018, and $3,363,000 through August 31, 2019. In addition, the fund realized losses of $617,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $1,038,778,000. Net unrealized appreciation of investment securities for tax purposes was $10,425,000, consisting of unrealized gains of $79,392,000 on securities that had risen in value since their purchase and $68,967,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $285,001,000 of investment securities and sold $63,588,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	67,880	1,961	88,042	2,749
Issued in Lieu of Cash Distributions	4,679	138	3,417	109
Redeemed[1]	(27,413)	(786)	(25,144)	(800)
Net Increase (Decrease)—Admiral Shares	45,146	1,313	66,315	2,058
ETF Shares
Issued	181,037	2,606	243,210	3,810
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(6,882)	(100)	(49,851)	(800)
Net Increase (Decrease)—ETF Shares	174,155	2,506	193,359	3,010
1 Net of redemption fees for fiscal 2011 and 2010 of $43,000 and $70,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund: In our opinion, the accompanying statements of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2011

Special 2011 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend
Index Fund	Income ($000)
Consumer Discretionary	3,629
Consumer Staples	16,588
Energy	21,373
Financials	7,648
Health Care	11,636
Industrials	5,842
Information Technology	9,047
Materials	16,153
Telecommunication Services	9,657
Utilities	32,804

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Consumer Discretionary	100.0%
Consumer Staples	100.0
Energy	100.0
Financials	100.0
Health Care	100.0
Industrials	100.0
Information Technology	100.0
Materials	100.0
Telecommunication Services	100.0
Utilities	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns, based on the net asset value, for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2011
	One	Five	Since
	Year	Years	Inception[1]
Consumer Discretionary ETF
Returns Before Taxes	27.37%	4.14%	3.45%
Returns After Taxes on Distributions	27.19	3.95	3.31
Returns After Taxes on Distributions and Sale of Fund Shares	18.04	3.52	2.95

Consumer Staples ETF
Returns Before Taxes	21.41%	7.17%	7.88%
Returns After Taxes on Distributions	20.95	6.84	7.58
Returns After Taxes on Distributions and Sale of Fund Shares	14.47	6.15	6.84

Energy ETF
Returns Before Taxes	35.22%	5.77%	12.08%
Returns After Taxes on Distributions	34.96	5.57	11.89
Returns After Taxes on Distributions and Sale of Fund Shares	23.22	4.95	10.66

Financials ETF
Returns Before Taxes	2.73%	–11.88%	–5.35%
Returns After Taxes on Distributions	2.43	–12.25	–5.73
Returns After Taxes on Distributions and Sale of Fund Shares	2.07	–9.64	–4.37

Health Care ETF
Returns Before Taxes	21.90%	2.98%	3.47%
Returns After Taxes on Distributions	21.59	2.72	3.28
Returns After Taxes on Distributions and Sale of Fund Shares	14.62	2.53	2.97

Industrials ETF
Returns Before Taxes	17.79%	1.67%	4.43%
Returns After Taxes on Distributions	17.56	1.43	4.22
Returns After Taxes on Distributions and Sale of Fund Shares	11.90	1.40	3.81

Information Technology ETF
Returns Before Taxes	20.48%	4.96%	2.55%
Returns After Taxes on Distributions	20.37	4.88	2.47
Returns After Taxes on Distributions and Sale of Fund Shares	13.46	4.26	2.18

Materials ETF
Returns Before Taxes	21.26%	6.19%	8.00%
Returns After Taxes on Distributions	20.86	5.87	7.72
Returns After Taxes on Distributions and Sale of Fund Shares	14.38	5.30	6.97

Telecommunication Services ETF
Returns Before Taxes	16.87%	2.46%	6.47%
Returns After Taxes on Distributions	16.37	2.08	6.11
Returns After Taxes on Distributions and Sale of Fund Shares	11.63	2.07	5.60

Utilities ETF
Returns Before Taxes	16.09%	3.48%	8.56%
Returns After Taxes on Distributions	15.42	2.95	8.04
Returns After Taxes on Distributions and Sale of Fund Shares	11.25	2.92	7.45

1 For Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials, and Utilities, January 26, 2004; for Energy, Industrials, and Telecommunication Services, September 23, 2004.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemptions, or account service fees described in the fund perspectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2011
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2011	8/31/2011	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$953.87	$0.74
	ETF	1,000.00	953.80	0.74
Consumer Staples	Admiral	$1,000.00	$1,063.06	$0.78
	ETF	1,000.00	1,063.15	0.78
Energy	Admiral	$1,000.00	$876.49	$0.71
	ETF	1,000.00	876.56	0.71
Financials	Admiral	$1,000.00	$820.43	$0.69
	ETF	1,000.00	820.58	0.64
Health Care	Admiral	$1,000.00	$1,015.67	$0.76
	ETF	1,000.00	1,015.68	0.76
Industrials	Admiral	$1,000.00	$872.60	$0.71
	ETF	1,000.00	872.57	0.76
Information Technology	Admiral	$1,000.00	$903.94	$0.67
	ETF	1,000.00	903.91	0.72
Materials	Admiral	$1,000.00	$910.20	$0.72
	ETF	1,000.00	910.36	0.72
Telecommunication Services	Admiral	$1,000.00	$981.66	$0.75
	ETF	1,000.00	981.61	0.75
Utilities	Admiral	$1,000.00	$1,067.65	$0.78
	ETF	1,000.00	1,067.68	0.78
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.45	0.77
Consumer Staples	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.45	0.77
Energy	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.45	0.77
Financials	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.50	0.71
Health Care	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.45	0.77
Industrials	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.40	0.82
Information Technology	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.45	0.77
Materials	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.45	0.77
Telecommunication Services	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.45	0.77
Utilities	Admiral	$1,000.00	$1,024.45	$0.77
	ETF	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.15% for the Consumer Discretionary Index Fund Admiral Shares; and 0.15% for the ETF Shares; 0.15% for the Consumer Staples Index Fund Admiral Shares and 0.15% for the ETF Shares; 0.15% for the Energy Index Fund Admiral Shares and 0.15% for the ETF Shares; 0.15% for the Financials Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.15% for the Health Care Index Fund Admiral Shares and 0.15% for the ETF Shares; 0.15% for the Industrials Index Fund Admiral Shares and 0.16% for the ETF Shares; 0.14% for the Information Technology Index Fund Admiral Shares and 0.15% for the ETF Shares; 0.15% for the Materials Index Fund Admiral Shares and 0.15% for the ETF

Shares; 0.15% for the Telecommunication Services Index Fund Admiral Shares and 0.15% for the ETF Shares; and 0.15% for the Utilities Index Fund Admiral Shares and 0.15% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, and Utilities Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the funds.

The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School (retired July 2011); Chief Investment Officer and co-Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the	You can review and copy information about your fund
fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and	available on the SEC’s website, and you can receive
MSCI bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the prospectus	request in either of two ways: via e-mail addressed to
or the Statement of Additional Information contains a more	publicinfo@sec.gov or via regular mail addressed to the
detailed description of the limited relationship MSCI has	Public Reference Section, Securities and Exchange
with The Vanguard Group and any related funds.	Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4830 102011

Annual Report | August 31, 2011

Vanguard Extended Duration Treasury
Index Fund Annual Report

> For the fiscal year ended August 31, 2011, Vanguard Extended Duration Treasury Index Fund returned 1.33%.

> As concerns about the U.S. economy and geopolitical issues abroad grew in the second six months, investors sought safety in U.S. Treasuries.

> The fund’s return trailed that of its benchmark, the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, by 0.66 percentage point, a variation consistent with the fund’s strategy and differences in the timing of bond prices used for the fund and the index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
About Your Fund’s Expenses.	20
Trustees Approve Advisory Arrangement.	22
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2011

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	3.83%	4.34%	-3.01%	1.33%
ETF Shares	3.81
Market Price				0.94
Net Asset Value				1.33
Barclays Capital U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index				1.99
General U.S. Treasury Funds Average				2.77
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2010 , Through August 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index
Fund
Institutional Shares	$31.18	$30.19	$1.101	$0.068
ETF Shares	103.39	100.09	3.630	0.225

1

Chairman’s Letter

Dear Shareholder,

Vanguard Extended Duration Treasury Index Fund returned 1.33% for the fiscal year ended August 31, 2011. Treasury prices rose and yields fell as the year progressed. The fund’s SEC yield stood at 3.83% as of August 31, 2011, up from 3.71% a year earlier.

Although the fund’s overall movement from start to finish wasn’t substantial, the fluctuations that occurred along the way were dramatic: The fund returned about –21% in the first half of the fiscal year, then rebounded in the second half to return about 28%, as nervous investors flocked to the safety of Treasuries.

Because it focuses on long-term Treasury securities, which are especially sensitive to changes in interest rates, Extended Duration Treasury Index Fund can experience a high degree of short-term volatility. Its return trailed that of its benchmark by 0.66 percentage point. This short-term variance, also not unusual for the fund, is a result of the fund’s sampling technique and expenses, as well as differences in the timing of prices used to calculate fund and benchmark returns.

Treasuries rallied as risk aversion returned
In the first half of the year, yields rose (and prices declined) as the prospect of improved economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

2

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%, and government bonds were among the market’s best performers.

For the full year, the taxable investment-grade U.S. bond market returned 4.62%; the broad municipal bond market returned 2.66%.

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged, with the broad U.S. stock market returning about 29%. As the slow, grinding economic recovery seemed to gather momentum, energy and industrial stocks, which are keenly sensitive to the rhythms of the business cycle, produced the best returns.

In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	-0.97	0.79

CPI
Consumer Price Index	3.77%	1.12%	2.13%

3

U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.) Stock prices retreated, and those sectors that led the market in the first half lost ground in the second, displaced by defensive sectors such as utilities and consumer staples.

Yields rose, then fell as economy faltered
The Extended Duration Treasury Index Fund invests in zero-coupon Treasury securities with maturities ranging from 20 to 30 years. The fund provides investors, primarily institutions, with a low-cost portfolio of high-quality assets that can be used to manage the funding risk associated with long-dated liabilities such as defined benefit pension plan obligations.

Like any long-duration asset, the fund is very sensitive to interest rate changes. Its performance veered from one extreme to another over the fiscal year’s two halves, in keeping with sharp changes in longer-term interest rates.

Yields rose and prices declined in each of the fiscal year’s first five months, reflecting investor concern about higher inflation brought on by the improving economy, as well as some expectation that yields would rise to a naturally higher level at the end of the Federal Reserve’s massive bond-buying program.

Expense Ratios

	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.11%	0.13%

The fund expense ratios shown are from the prospectuses dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the fund’s expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

4

An assortment of problems sent yields lower over the second half. The slumping global economy, policymaking strife, continued debt worries in Europe, and fear of the economic consequences from Japan’s tragedy sent investors scurrying for safety. Yields fell in four of the period’s final six months, and the SEC yield for Institutional Shares of the fund plunged from 4.72% on June 30 to 3.83% on August 31. The fund’s 28.34% six-month return in August reflected the attendant rise in prices.

Perhaps paradoxically, Standard & Poor’s credit rating downgrade of U.S. government bonds from AAA to AA+ created a demand for Treasuries. Typically, yields would be expected to rise in the event of a downgrade or in anticipation of one; in this case, however, they tumbled sharply. Fears of an economic slowdown outweighed S&P’s decision, and investors reaffirmed their confidence in the safety of U.S. debt. Yields fell across the spectrum, most notably for long-term Treasury securities.

Experienced advisor uses sophisticated strategies
Launched on November 28, 2007, Vanguard Extended Duration Treasury Index Fund was designed for investors who need to manage the interest rate risk associated with their long-term liabilities. Since then, the fund has met its objectives

Total Returns
Inception Through August 31, 2011
Average
Annual Return
Extended Duration Treasury Index Fund Institutional Shares (Returns since inception:
11/28/2007)	7.85%
Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	8.40
General U.S. Treasury Funds Average	6.89

General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

through the skilled management of Vanguard Fixed Income Group, whose long experience and indexing expertise have helped the fund capture the performance of extended-duration Treasuries.

Like all Vanguard bond index funds, Extended Duration Treasury Index Fund has benefited from the advisor’s sophisticated portfolio construction and trading techniques, as well as from Vanguard’s low costs, which eliminate some of the friction between what the market produces and what the investor receives.

The fund’s purpose is to manage volatility
Vanguard Extended Duration Treasury Index Fund performed as designed in an investment environment that was filled with a variety of challenges.

For managers of defined benefit pension plans, the fund’s total return is less important than how closely changes in the fund’s performance mirror changes in the value of a pension plan’s liabilities. Extended Duration Treasury Index Fund has thus far distinguished itself as a sensible vehicle for asset-liability matching strategies. When interest rates have risen, reducing the present value of long-dated obligations, the fund has declined in value; when rates have tumbled, inflating the value of these liabilities, fund performance has been strong. An asset whose ups and downs are synchronized with those of a corresponding liability can reduce the volatility in a plan’s funding status.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 12, 2011

6

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VEDTX	EDV
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	3.83%	3.81%

Financial Attributes

		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index
Number of Bonds	54	55
Yield to Maturity
(before expenses)	3.9%	3.9%
Average Coupon	0.0%	0.0%
Average Duration	28.2 years	27.9 years
Average Effective
Maturity	25.5 years	25.2 years
Short-Term
Reserves	0.1%	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.9%
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	1.00
Beta	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.1%
20 - 30 Years	99.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.9%
Aaa	0.1

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

7

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 6, 2007, Through August 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2011
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/6/2007)	Investment
Extended Duration Treasury Index
Fund ETF Shares Net Asset Value	1.33%	8.41%	$13,521
Extended Duration Treasury Index
Fund ETF Shares Market Price	0.94	8.43	13,528
Barclays Capital U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	1.99	9.12	13,854
General U.S. Treasury Funds Average	2.77	7.11	12,923

General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/28/2007)	Investment
Extended Duration Treasury Index Fund
Institutional Shares	1.08%	7.78%	$6,623,994
Barclays Capital U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	1.99	8.40	6,769,201
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

Except for the ETF Shares, Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

Cumulative Returns of ETF Shares: December 6, 2007, Through August 31, 2011

		Since
	One	Inception
	Year	(12/6/2007)
Extended Duration Treasury Index Fund
ETF Shares Market Price	0.94%	35.28%
Extended Duration Treasury Index Fund
ETF Shares Net Asset Value	1.33	35.21
Barclays Capital U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	1.99	38.54
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): December 6, 2007, Through August 31, 2011
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Shares	11/28/2007	-9.28%	4.00%	-1.90%	2.10%
Fee-Adjusted Returns		-9.50			2.03
ETF Shares	12/6/2007
Market Price		-9.12			2.75
Net Asset Value		-9.27			2.63

Except for the ETF Shares, Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to ETF Shares.

9

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	11/15/31	13,055	6,204
United States Treasury Strip Coupon	0.000%	2/15/32	28,295	13,282
United States Treasury Strip Coupon	0.000%	5/15/32	25,690	11,913
United States Treasury Strip Coupon	0.000%	8/15/32	25,860	11,850
United States Treasury Strip Coupon	0.000%	11/15/32	26,125	11,829
United States Treasury Strip Coupon	0.000%	2/15/33	27,460	12,288
United States Treasury Strip Coupon	0.000%	5/15/33	26,470	11,699
United States Treasury Strip Coupon	0.000%	8/15/33	23,170	10,111
United States Treasury Strip Coupon	0.000%	11/15/33	28,055	12,091
United States Treasury Strip Coupon	0.000%	2/15/34	24,940	10,615
United States Treasury Strip Coupon	0.000%	5/15/34	26,010	10,933
United States Treasury Strip Coupon	0.000%	8/15/34	28,350	11,764
United States Treasury Strip Coupon	0.000%	11/15/34	26,575	10,890
United States Treasury Strip Coupon	0.000%	2/15/35	26,845	10,867
United States Treasury Strip Coupon	0.000%	5/15/35	24,345	9,734
United States Treasury Strip Coupon	0.000%	8/15/35	28,080	11,085
United States Treasury Strip Coupon	0.000%	11/15/35	24,115	9,404
United States Treasury Strip Coupon	0.000%	2/15/36	37,275	14,343
United States Treasury Strip Coupon	0.000%	5/15/36	25,515	9,681
United States Treasury Strip Coupon	0.000%	8/15/36	28,200	10,576
United States Treasury Strip Coupon	0.000%	11/15/36	25,820	9,579
United States Treasury Strip Coupon	0.000%	2/15/37	33,285	12,196
United States Treasury Strip Coupon	0.000%	5/15/37	29,500	10,684
United States Treasury Strip Coupon	0.000%	8/15/37	24,950	8,932
United States Treasury Strip Coupon	0.000%	11/15/37	25,120	8,887
United States Treasury Strip Coupon	0.000%	2/15/38	33,900	11,847
United States Treasury Strip Coupon	0.000%	5/15/38	34,335	11,891
United States Treasury Strip Coupon	0.000%	8/15/38	24,160	8,268
United States Treasury Strip Coupon	0.000%	11/15/38	28,450	9,634
United States Treasury Strip Coupon	0.000%	2/15/39	25,500	8,533
United States Treasury Strip Coupon	0.000%	5/15/39	27,200	9,018
United States Treasury Strip Coupon	0.000%	8/15/39	27,115	8,875
United States Treasury Strip Coupon	0.000%	11/15/39	30,560	9,893
United States Treasury Strip Coupon	0.000%	2/15/40	16,600	5,307
United States Treasury Strip Coupon	0.000%	5/15/40	17,145	5,431
United States Treasury Strip Coupon	0.000%	8/15/40	18,500	5,798
United States Treasury Strip Coupon	0.000%	11/15/40	18,000	5,583
United States Treasury Strip Coupon	0.000%	2/15/41	2,250	694
United States Treasury Strip Principal	0.000%	2/15/36	11,835	4,690

10

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Principal	0.000%	2/15/37	20,450	7,694
United States Treasury Strip Principal	0.000%	5/15/37	25,435	9,500
United States Treasury Strip Principal	0.000%	2/15/38	23,700	8,493
United States Treasury Strip Principal	0.000%	5/15/38	18,495	6,565
United States Treasury Strip Principal	0.000%	2/15/39	28,385	9,721
United States Treasury Strip Principal	0.000%	5/15/39	25,690	8,666
United States Treasury Strip Principal	0.000%	8/15/39	23,965	7,982
United States Treasury Strip Principal	0.000%	11/15/39	21,600	7,124
United States Treasury Strip Principal	0.000%	2/15/40	35,080	11,427
United States Treasury Strip Principal	0.000%	5/15/40	39,300	12,632
United States Treasury Strip Principal	0.000%	8/15/40	39,045	12,464
United States Treasury Strip Principal	0.000%	11/15/40	35,105	11,053
United States Treasury Strip Principal	0.000%	2/15/41	58,780	18,368
United States Treasury Strip Principal	0.000%	5/15/41	67,950	21,095
Total U.S. Government and Agency Obligations (Cost $455,757)				529,683

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund (Cost $279)	0.132%		278,983	279
Total Investments (100.1%) (Cost $456,036)				529,962
Other Assets and Liabilities (-0.1%)
Other Assets				21,246
Liabilities				(21,918)
				(672)
Net Assets (100%)				529,290

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	448,594
Undistributed Net Investment Income	3,928
Accumulated Net Realized Gains	2,842
Unrealized Appreciation (Depreciation)	73,926
Net Assets	529,290

Institutional Shares—Net Assets
Applicable to 13,554,468 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	409,184
Net Asset Value Per Share—Institutional Shares	$30.19

ETF Shares—Net Assets
Applicable to 1,200,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	120,106
Net Asset Value Per Share—ETF Shares	$100.09

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Interest[1]	19,740
Total Income	19,740
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative—Institutional Shares	188
Management and Administrative—ETF Shares	89
Marketing and Distribution—Institutional Shares	81
Marketing and Distribution—ETF Shares	43
Custodian Fees	6
Auditing Fees	31
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	8
Total Expenses	503
Net Investment Income	19,237
Realized Net Gain (Loss) on Investment Securities Sold	9,230
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,316)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,151
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,237	12,844
Realized Net Gain (Loss)	9,230	2,320
Change in Unrealized Appreciation (Depreciation)	(1,316)	69,415
Net Increase (Decrease) in Net Assets Resulting from Operations	27,151	84,579
Distributions
Net Investment Income
Institutional Shares	(12,526)	(7,703)
ETF Shares	(5,732)	(3,636)
Realized Capital Gain[1]
Institutional Shares	(675)	(18,983)
ETF Shares	(360)	(9,997)
Total Distributions	(19,293)	(40,319)
Capital Share Transactions
Institutional Shares	103,235	105,367
ETF Shares	(43,815)	115,593
Net Increase (Decrease) from Capital Share Transactions	59,420	220,960
Total Increase (Decrease)	67,278	265,220
Net Assets
Beginning of Period	462,012	196,792
End of Period[2]	529,290	462,012

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $122,000 and $28,980,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $3,928,000 and $2,949,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
				Nov. 28,
				2007,[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.18	$30.69	$29.52	$30.00
Investment Operations
Net Investment Income	1.127[2]	1.173[2]	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(.948)	3.796	1.221	(.928)
Total from Investment Operations	.179	4.969	2.494	.095
Distributions
Dividends from Net Investment Income	(1.101)	(1.134)	(1.324)	(.575)
Distributions from Realized Capital Gains	(.068)	(3.345)	—	—
Total Distributions	(1.169)	(4.479)	(1.324)	(.575)
Net Asset Value, End of Period	$30.19	$31.18	$30.69	$29.52

Total Return[4]	1.33%	20.84%	8.05%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$409	$286	$151	$258
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%[5]
Ratio of Net Investment Income to Average Net Assets	4.42%	4.41%	3.93%	4.55%[5]
Portfolio Turnover Rate[6]	22%	24%	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.02, $0.00, $0.01, and $0.03.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
				Dec. 6,
				2007,[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$103.39	$101.91	$98.11	$97.78
Investment Operations
Net Investment Income	3.723[2]	3.921[2]	4.317[2]	3.166[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(3.168)	12.419	3.880	(.983)
Total from Investment Operations	.555	16.340	8.197	2.183
Distributions
Dividends from Net Investment Income	(3.630)	(3.752)	(4.397)	(1.853)
Distributions from Realized Capital Gains	(.225)	(11.108)	—	—
Total Distributions	(3.855)	(14.860)	(4.397)	(1.853)
Net Asset Value, End of Period	$100.09	$103.39	$101.91	$98.11

Total Return	1.33%	20.80%	7.98%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$120	$176	$46	$5
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	4.40%	4.39%	3.90%	4.52%[4]
Portfolio Turnover Rate[5]	22%	24%	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.07, $0.01, $0.02 and $0.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Plus Shares through August 31, 2011. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $78,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

16

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	529,683	—
Temporary Cash Investments	279	—	—
Total	279	529,683	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $5,817,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $544,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $5,079,000 of ordinary income and $1,902,000 of long-term capital gains available for distribution.

At August 31, 2011, the cost of investment securities for tax purposes was $456,036,000. Net unrealized appreciation of investment securities for tax purposes was $73,926,000, consisting of unrealized gains of $74,811,000 on securities that had risen in value since their purchase and $885,000 in unrealized losses on securities that had fallen in value since their purchase.

17

Extended Duration Treasury Index Fund

E. During the year ended August 31, 2011, the fund purchased $216,501,000 of investment securities and sold $176,541,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	129,441	5,304	94,827	3,768
Issued in Lieu of Cash Distributions	12,810	503	25,988	1,069
Redeemed	(39,016)	(1,434)	(15,448)	(573)
Net Increase (Decrease)—Institutional Shares	103,235	4,373	105,367	4,264
ETF Shares
Issued[1]	34,936	400	124,631	1,350
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(78,751)	(900)	(9,038)	(100)
Net Increase (Decrease)—ETF Shares	(43,815)	(500)	115,593	1,250
1 Includes purchase fees for fiscal 2011 and 2010 of $358,000 and $55,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2011

Special 2011 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,275,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended August 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/28/2011	8/31/2011	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,283.43	$0.63
ETF Shares	1,000.00	1,283.33	0.75
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.11% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2007, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception in 2007, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its target index. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays Capital using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

23

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Vanguard Extended Duration Treasury ETF is not
Fund Information > 800-662-7447	sponsored, endorsed, sold, or promoted by Barclays
Direct Investor Account Services > 800-662-2739	Capital. Barclays Capital makes no representation or
Institutional Investor Services > 800-523-1036	warranty, express or implied, to the owners of
Text Telephone for People	Vanguard Extended Duration Treasury ETF or any
With Hearing Impairment > 800-749-7273	member of the public regarding the advisability of
investing in securities generally or in Vanguard
This material may be used in conjunction	Extended Duration Treasury ETF particularly or the
with the offering of shares of any Vanguard	ability of the Barclays Capital Index to track general
fund only if preceded or accompanied by	bond market performance. Barclays Capital hereby
the fund’s current prospectus.	expressly disclaims all warranties of merchantability
and fitness for a particular purpose with respect to the
All comparative mutual fund data are from Lipper Inc. or	Barclays Capital Index and any data included therein.
Morningstar, Inc., unless otherwise noted.	Barclays Capital’s only relationship to Vanguard and
Vanguard Extended Duration Treasury ETF is the
You can obtain a free copy of Vanguard’s proxy voting	licensing of the Barclays Capital Index, which is
guidelines by visiting vanguard.com/proxyreporting or by	determined, composed, and calculated by Barclays
calling Vanguard at 800-662-2739. The guidelines are	Capital without regard to Vanguard or Vanguard
also available from the SEC’s website, sec.gov. In	Extended Duration Treasury ETF. Barclays Capital is not
addition, you may obtain a free report on how your fund	responsible for, and has not participated in, the
voted the proxies for securities it owned during the 12	determination of the timing of, prices of, or quantities
months ended June 30. To get the report, visit either	of Vanguard Extended Duration Treasury ETF to be
vanguard.com/proxyreporting or sec.gov.	issued.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102011

Annual Report | August 31, 2011

Vanguard Mega Cap 300 Index Funds

Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund

> For the fiscal year ended August 31, 2011, the returns of Vanguard’s Mega Cap 300 Index Funds ranged from about 14% to almost 23%.

> All three funds closely tracked their benchmark indexes. The funds’ returns also surpassed the average returns of their respective peer groups.

> The funds’ top contributors included the information technology and energy sectors; financials was one of the weakest.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap 300 Index Fund.	9
Mega Cap 300 Growth Index Fund.	24
Mega Cap 300 Value Index Fund.	38
Your Fund’s After-Tax Returns.	54
About Your Fund’s Expenses.	55
Trustees Approve Advisory Arrangement.	57
Glossary.	58

Mega Cap 300 Index Fund
Mega Cap 300 Growth Index Fund
Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2011

Total
Returns
Vanguard Mega Cap 300 Index Fund
Institutional Shares	18.38%
ETF Shares
Market Price	18.42
Net Asset Value	18.35
MSCI US Large Cap 300 Index	18.46
Large-Cap Core Funds Average	16.54
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	22.57%
ETF Shares
Market Price	22.72
Net Asset Value	22.54
MSCI US Large Cap Growth Index	22.61
Large-Cap Growth Funds Average	20.64
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	14.33%
ETF Shares
Market Price	14.39
Net Asset Value	14.32
MSCI US Large Cap Value Index	14.34
Large-Cap Value Funds Average	13.70
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended August 31, 2011, Vanguard’s Mega Cap 300 Index Funds produced the strongest fiscal-year returns since their inceptions in December 2007.

The three Mega Cap 300 Index funds, which invest in stocks of the largest companies in the U.S. market, posted returns ranging from about 14% to nearly 23%. Each fund successfully tracked its respective MSCI index of large-capitalization stocks and beat the average return of its peer group.

The Mega Cap 300 Growth Index Fund performed best for the period; its return of almost 23% handily bested the broad market’s return of about 19%, as measured by the Dow Jones U.S. Total Stock Market Index. The Mega Cap 300 Value Index, which has extensive exposure to the still-ailing financial sector, turned in a more modest result of about 14%. The Mega Cap 300 Index, which holds both growth and value stocks, fell in between, with a return of about 18%.

If you hold shares of any of the funds in a taxable account, you may wish to review information on the funds’ after-tax returns that appears later in this report.

2

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged, with the broad U.S. stock market returning about 29%. As the slow, grinding economic recovery seemed to gather momentum, energy and industrial stocks, which are keenly sensitive to the rhythms of the business cycle, produced the best returns.

In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.) Stock prices retreated, and those sectors that led the market in the first half lost ground in the second, displaced by defensive sectors such as utilities and consumer staples.

Treasuries rallied as risk aversion returned
The stock market’s midyear pivot from offense to defense was mirrored in the bond market. In the first half of the year, yields rose (and prices declined) as the prospect of improved economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	-0.97	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

CPI
Consumer Price Index	3.77%	1.12%	2.13%

3

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%, and government bonds were among the market’s best performers. For the full year, the taxable investment-grade U.S. bond market returned 4.62%; the broad municipal bond market returned 2.66%.

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Large-cap growth stocks led the pack
Vanguard’s three Mega Cap 300 Index Funds each posted strong returns in the first half of the fiscal year, but then retreated as stock market volatility spiked in the second half. Despite this second-half setback, large-cap stocks of all flavors managed to generate impressive double-digit gains for the full 12 months.

In general, the Mega Cap 300 Index Funds mirrored trends within the broad stock market. Large-cap growth funds did better than their value counterparts. And large-cap funds that included both growth and value stocks had results somewhere in the middle.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap 300 Index Fund	0.11%	0.13%	1.26%
Mega Cap 300 Growth Index Fund	0.11	0.13	1.37
Mega Cap 300 Value Index Fund	0.11	0.13	1.27

The fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were: for the Mega Cap 300 Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Mega Cap 300 Index Fund, Large-Cap Core Funds; for the Mega Cap 300 Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap 300 Value Index Fund, Large-Cap Value Funds.

4

While each Mega Cap 300 Index Fund focuses on a distinct segment of the market, the results of all three were driven by similar sector themes. For the most part, each fund’s results were determined by the performance of a few key, heavily weighted sectors, including information technology, energy, health care, and consumer-oriented sectors.

The group’s top performer, Mega Cap 300 Growth Index Fund, benefited most from information technology stocks, which represented a little more than a third of its holdings, on average, during the period. Growing demand for smartphones and tablet computers and the components that are needed to make them have been the key drivers behind the sector’s success. Its holdings in the consumer-related

Total Returns
Inception Through August 31, 2011
Average
Annual Return
Mega Cap 300 Index Fund Institutional Shares (Returns since inception: 2/22/2008)	-0.81%
MSCI US Large Cap 300 Index	-0.77
Large-Cap Core Funds Average	-1.64
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Mega Cap 300 Growth Index Fund Institutional Shares (Returns since inception: 4/3/2008)	1.52%
MSCI US Large Cap Growth Index	1.58
Large-Cap Growth Funds Average	-0.18
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Mega Cap 300 Value Index Fund Institutional Shares (Returns since inception: 3/5/2008)	-2.91%
MSCI US Large Cap Value Index	-2.94
Large-Cap Value Funds Average	-2.53
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

sectors also helped boost the fund’s results as more cost-conscious consumers dined at fast food franchises and shopped at super centers and online.

The Mega Cap 300 Index Fund, which also invests a significant amount of its holdings in information technology, turned in the second best results. In addition to tech, this fund benefited from the success of the energy and health care sectors during the period. Energy stocks soared, particularly in the first half of the fiscal year, as political turmoil in North Africa and the Middle East increased fears of shortages and drove up crude oil prices. Since the passage of health care reform legislation last year, investors have been more confident in the financial profile of pharmaceutical companies and health care providers.

The Mega Cap 300 Value Index Fund, which posted the weakest result, invested nearly a quarter of its holdings, on average, in the troubled financial sector. Financials, the only sector in the fund to record a negative return for the period, created a major drag on the fund’s overall performance. While many financial companies have rebuilt their balance sheets and positioned themselves for growth since the 2008 credit crisis, they continue to be plagued by the sluggish housing market and anxieties tied to the global credit market. Despite disappointment in financials, the fund benefited from its substantial holdings in energy and health care stocks.

Funds track indexes despite market conditions
Vanguard’s Mega Cap 300 Index Funds have weathered extreme market volatility since their inceptions nearly four years ago. Stock market volatility can create challenges for index fund advisors, who must manage purchases and sales in the face of fast-changing prices so as to minimize the gap between fund and index returns. Since their inceptions, the three Mega Cap 300 Index Funds have successfully met the challenge.

The funds have benefited from the decades of experience and skill of the advisor, Vanguard Quantitative Equity Group, whose sophisticated portfolio construction and management techniques have kept returns close to those of the funds’ respective benchmarks. The advisor has been aided in this task by the funds’ low expense ratios.

Balance and diversification important in volatile markets
The turbulence in the stock markets at the end of the fiscal year continues to remind us of the markets’ unpredictable nature. On the other hand, the recent turmoil is not altogether unusual.

Vanguard research finds that declines in global stock markets following the U.S. Treasury downgrade in August were similar to declines related to other recent significant macroeconomic events. Although the volatility has been unnerving, it has done nothing to shake our

6

confidence in stocks as an attractive opportunity for long-term investment growth. At the same time, the recent upheaval also shows that a portfolio balanced between stock funds and less-volatile bond and money market funds can limit some of the short-term damage inflicted by these occasional swoons.

Regardless of market conditions, we encourage you to build a balanced and diversified portfolio that aligns with your long-term goals and risk tolerance. The Mega Cap 300 Index Funds can play an important role in such a portfolio by offering a cost-effective way to invest in some of the stock market’s largest companies, whether you choose to invest in the segment as a whole or in its growth or value segments.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 14, 2011

7

Your Fund’s Performance at a Glance
August 31, 2010 , Through August 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap 300 Index Fund
Institutional Shares	$71.03	$82.40	$1.685	$0.000
ETF Shares	36.03	41.80	0.846	0.000
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	$76.74	$92.75	$1.284	$0.000
ETF Shares	38.78	46.87	0.641	0.000
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	$65.97	$73.55	$1.913	$0.000
ETF Shares	33.26	37.09	0.958	0.000

8

Mega Cap 300 Index Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMCTX	MGC
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	2.18%	2.16%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund	300 Index	Index
Number of Stocks	308	308	3,716
Median Market Cap	$58.7B	$58.7B	$30.4B
Price/Earnings Ratio	13.4x	13.4x	14.7x
Price/Book Ratio	2.0x	2.0x	2.0x
Return on Equity	20.9%	20.7%	19.0%
Earnings Growth Rate	7.2%	7.2%	7.0%
Dividend Yield	2.3%	2.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund 300 Index		Index
Consumer
Discretionary	10.1%	10.1%	12.3%
Consumer Staples	11.9	12.0	10.5
Energy	12.9	12.8	10.8
Financials	13.7	13.7	14.8
Health Care	11.9	11.9	11.4
Industrials	10.2	10.2	11.0
Information
Technology	19.5	19.5	18.7
Materials	3.3	3.3	4.4
Telecommunication
Services	3.4	3.4	2.6
Utilities	3.1	3.1	3.5

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Large Cap	Market
	300 Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.7%
Apple Inc.	Computer
	Hardware	3.6
International Business	IT Consulting &
Machines Corp.	Other Services	2.1
Microsoft Corp.	Systems Software	2.0
Chevron Corp.	Integrated Oil &
	Gas	2.0
Johnson & Johnson	Pharmaceuticals	1.8
Procter & Gamble Co.	Household
	Products	1.8
General Electric Co.	Industrial
	Conglomerates	1.7
AT&T Inc.	Integrated
	Telecommunication
	Services	1.7
Pfizer Inc.	Pharmaceuticals	1.5
Top Ten		21.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

9

Mega Cap 300 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2011
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/17/2007)	Investment
Mega Cap 300 Index Fund ETF Shares
Net Asset Value	18.35%	-2.48%	$9,112
Mega Cap 300 Index Fund ETF Shares
Market Price	18.42	-2.49	9,108
Dow Jones U.S. Total Stock Market
Index	19.16	-1.46	9,468

MSCI US Large Cap 300 Index	18.46	-2.41	9,135
Large-Cap Core Funds Average	16.54	-3.32	8,825

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(2/22/2008)	Investment
Mega Cap 300 Index Fund Institutional
Shares	18.38%	-0.81%	$4,859,038
Dow Jones U.S. Total Stock Market
Index	19.16	0.14	5,025,219
MSCI US Large Cap 300 Index	18.46	-0.77	4,865,616
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Mega Cap 300 Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2011
		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Index Fund
ETF Shares Market Price	18.42%	-8.92%
Mega Cap 300 Index Fund
ETF Shares Net Asset Value	18.35	-8.88
MSCI US Large Cap 300 Index	18.46	-8.65
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2011

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	2/22/2008	30.17%	1.33%
ETF Shares	12/17/2007
Market Price		30.21	-0.56
Net Asset Value		30.15	-0.56

11

Mega Cap 300 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (10.1%)
	McDonald’s Corp.	48,701	4,405
*	Amazon.com Inc.	16,847	3,627
	Walt Disney Co.	84,265	2,870
	Home Depot Inc.	74,773	2,496
	Comcast Corp. Class A	96,650	2,079
*	Ford Motor Co.	164,852	1,833
	News Corp. Class A	95,289	1,646
	Time Warner Inc.	50,275	1,592
	Target Corp.	30,732	1,588
*	DIRECTV Class A	36,044	1,585
	NIKE Inc. Class B	17,269	1,496
	Starbucks Corp.	34,918	1,349
*	priceline.com Inc.	2,323	1,248
	Viacom Inc. Class B	25,427	1,227
	Lowe’s Cos. Inc.	61,171	1,219
	Yum! Brands Inc.	21,796	1,185
	Time Warner Cable Inc.	16,011	1,049
	Johnson Controls Inc.	31,582	1,007
	TJX Cos. Inc.	18,065	987
*	General Motors Co.	36,386	874
*	Las Vegas Sands Corp.	16,936	789
	Coach Inc.	13,791	775
	CBS Corp. Class B	29,317	734
	Carnival Corp.	21,257	702
	Comcast Corp.	32,597	690
*	Bed Bath & Beyond Inc.	11,878	675
	McGraw-Hill Cos. Inc.	14,300	602
	Kohl’s Corp.	12,951	600
	Wynn Resorts Ltd.	3,778	585
	Omnicom Group Inc.	13,244	537
	Macy’s Inc.	19,737	512
	Staples Inc.	33,721	497
	VF Corp.	4,046	474
	Ralph Lauren Corp. Class A	3,047	418
	Marriott International Inc.
	Class A	13,739	402
	Best Buy Co. Inc.	15,702	402

			Market
			Value
		Shares	($000)
*	AutoZone Inc.	1,236	379
	Gap Inc.	20,081	332
*	Discovery Communications
	Inc. Class A	6,420	271
*	Discovery Communications
	Inc.	6,601	261
*	DISH Network Corp.
	Class A	9,609	239
	JC Penney Co. Inc.	7,482	199
	News Corp. Class B	10,642	185
*	Dollar General Corp.	4,835	177
*,^	Sears Holdings Corp.	2,057	123
			46,922
Consumer Staples (11.9%)
	Procter & Gamble Co.	130,790	8,329
	Coca-Cola Co.	96,440	6,794
	Philip Morris International
	Inc.	83,284	5,773
	PepsiCo Inc.	74,129	4,776
	Wal-Mart Stores Inc.	89,459	4,760
	Kraft Foods Inc.	78,139	2,737
	Altria Group Inc.	97,733	2,657
	CVS Caremark Corp.	63,938	2,296
	Colgate-Palmolive Co.	22,875	2,058
	Costco Wholesale Corp.	20,419	1,604
	Walgreen Co.	43,155	1,520
	Kimberly-Clark Corp.	18,456	1,277
	General Mills Inc.	29,645	1,124
	Archer-Daniels-Midland Co.	29,715	846
	HJ Heinz Co.	14,955	787
	Sysco Corp.	27,169	759
	Lorillard Inc.	6,787	756
	Mead Johnson Nutrition Co.	9,540	680
	Kellogg Co.	11,919	648
	Kroger Co.	26,957	635
	Reynolds American Inc.	16,313	613
	Estee Lauder Cos. Inc.
	Class A	5,652	552
	Sara Lee Corp.	26,007	469

12

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	ConAgra Foods Inc.	19,131	467
	Hershey Co.	7,812	458
	Avon Products Inc.	20,040	452
	Clorox Co.	6,444	449
	Molson Coors Brewing Co.
	Class B	7,609	333
	Safeway Inc.	17,253	316
	Campbell Soup Co.	9,416	300
	Brown-Forman Corp.
	Class B	3,975	285
			55,510
Energy (12.9%)
	Exxon Mobil Corp.	230,620	17,075
	Chevron Corp.	94,112	9,309
	Schlumberger Ltd.	63,586	4,967
	ConocoPhillips	62,830	4,277
	Occidental Petroleum Corp.	37,955	3,292
	Halliburton Co.	42,691	1,894
	Apache Corp.	17,893	1,844
	Anadarko Petroleum Corp.	23,213	1,712
	National Oilwell Varco Inc.	19,711	1,303
	Devon Energy Corp.	18,992	1,288
	Baker Hughes Inc.	20,248	1,237
	EOG Resources Inc.	12,561	1,163
	Chesapeake Energy Corp.	30,490	988
	Marathon Oil Corp.	33,119	892
	Hess Corp.	14,170	841
	Spectra Energy Corp.	30,243	785
	Williams Cos. Inc.	27,334	738
	Noble Energy Inc.	8,196	724
	Peabody Energy Corp.	12,619	616
*	Southwestern Energy Co.	16,216	615
	Marathon Petroleum Corp.	16,560	614
	Valero Energy Corp.	26,598	604
*	Cameron International Corp.	11,414	593
*	Weatherford International
	Ltd.	34,603	593
	Murphy Oil Corp.	8,582	460
	Noble Corp.	11,805	399
*	Alpha Natural Resources Inc.	10,656	352
*	Ultra Petroleum Corp.	7,178	241
	Diamond Offshore Drilling
	Inc.	3,290	210
	Kinder Morgan Inc.	5,084	131
			59,757
Financials (13.7%)
	JPMorgan Chase & Co.	186,046	6,988
	Wells Fargo & Co.	235,305	6,141
	Citigroup Inc.	135,631	4,211
	Bank of America Corp.	472,532	3,861
*	Berkshire Hathaway Inc.
	Class B	42,230	3,083
	Goldman Sachs Group Inc.	23,097	2,684

		Market
		Value
	Shares	($000)
American Express Co.	50,565	2,514
US Bancorp	89,829	2,085
MetLife Inc.	49,355	1,658
Simon Property Group Inc.	13,705	1,610
PNC Financial Services
Group Inc.	24,515	1,229
Bank of New York Mellon
Corp.	57,900	1,197
Morgan Stanley	64,859	1,135
Prudential Financial Inc.	22,567	1,133
ACE Ltd.	15,646	1,010
Travelers Cos. Inc.	19,598	989
Capital One Financial Corp.	21,461	988
Franklin Resources Inc.	7,280	873
Chubb Corp.	13,766	852
Equity Residential	13,707	839
State Street Corp.	23,415	832
Public Storage	6,708	830
Aflac Inc.	21,924	827
Annaly Capital
Management Inc.	44,344	804
CME Group Inc.	2,971	794
Marsh & McLennan Cos.
Inc.	25,369	754
BB&T Corp.	32,387	722
Boston Properties Inc.	6,813	711
BlackRock Inc.	4,303	709
HCP Inc.	18,721	698
Ventas Inc.	12,770	683
Vornado Realty Trust	7,707	662
AON Corp.	13,979	653
Allstate Corp.	24,702	648
T Rowe Price Group Inc.	12,077	646
Discover Financial Services	25,423	640
Charles Schwab Corp.	47,692	588
Loews Corp.	15,433	581
ProLogis Inc.	21,193	577
Progressive Corp.	29,302	562
American International
Group Inc.	22,112	560
Ameriprise Financial Inc.	11,521	526
SunTrust Banks Inc.	24,977	497
Fifth Third Bancorp	42,841	455
Weyerhaeuser Co.	25,043	451
M&T Bank Corp.	5,278	401
Invesco Ltd.	21,467	393
Northern Trust Corp.	10,196	392
Principal Financial Group Inc.	14,959	379
Hartford Financial Services
Group Inc.	19,731	378
General Growth Properties
Inc.	20,307	277
TD Ameritrade Holding Corp.	10,649	164
		63,874

13

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
Health Care (11.9%)
	Johnson & Johnson	128,336	8,444
	Pfizer Inc.	369,971	7,022
	Merck & Co. Inc.	144,578	4,788
	Abbott Laboratories	72,725	3,819
	Amgen Inc.	43,573	2,414
	UnitedHealth Group Inc.	50,693	2,409
	Bristol-Myers Squibb Co.	79,552	2,367
	Eli Lilly & Co.	48,719	1,827
	Medtronic Inc.	50,199	1,760
	Baxter International Inc.	27,111	1,518
*	Gilead Sciences Inc.	37,211	1,484
*	Celgene Corp.	22,020	1,310
	Covidien plc	23,026	1,201
	Allergan Inc.	14,253	1,166
*	Express Scripts Inc.	23,390	1,098
	WellPoint Inc.	17,179	1,087
*	Medco Health Solutions Inc.	18,857	1,021
*	Biogen Idec Inc.	10,672	1,005
*	Thermo Fisher Scientific Inc.	18,213	1,000
	McKesson Corp.	11,856	948
	Becton Dickinson and Co.	10,311	839
	Aetna Inc.	17,928	718
	St. Jude Medical Inc.	15,386	701
	Cardinal Health Inc.	16,309	693
*	Intuitive Surgical Inc.	1,812	691
	Stryker Corp.	13,682	668
*	Agilent Technologies Inc.	16,243	599
	CIGNA Corp.	12,648	591
*	Zimmer Holdings Inc.	8,959	510
*	Boston Scientific Corp.	71,031	482
*	Forest Laboratories Inc.	13,341	457
	Quest Diagnostics Inc.	7,362	369
*	HCA Holdings Inc.	7,415	149
			55,155
Industrials (10.2%)
	General Electric Co.	495,876	8,088
	United Technologies Corp.	40,871	3,035
	Caterpillar Inc.	30,166	2,745
	3M Co.	31,589	2,621
	United Parcel Service Inc.
	Class B	34,522	2,326
	Boeing Co.	32,693	2,186
	Union Pacific Corp.	22,948	2,115
	Honeywell International Inc.	35,095	1,678
	Emerson Electric Co.	35,274	1,642
	Deere & Co.	19,700	1,592
	Danaher Corp.	26,411	1,210
	CSX Corp.	51,808	1,137
	Norfolk Southern Corp.	16,604	1,124
	FedEx Corp.	13,953	1,098
	Precision Castparts Corp.	6,689	1,096
	Lockheed Martin Corp.	13,867	1,029
	Illinois Tool Works Inc.	20,916	973
	General Dynamics Corp.	14,772	947

			Market
			Value
		Shares	($000)
	Tyco International Ltd.	22,089	919
	Cummins Inc.	8,765	814
	Raytheon Co.	16,772	725
	Northrop Grumman Corp.	12,904	705
	Waste Management Inc.	21,062	696
	Eaton Corp.	14,910	640
	PACCAR Inc.	15,330	577
	Parker Hannifin Corp.	7,573	556
	CH Robinson Worldwide Inc.	7,745	546
	Ingersoll-Rand plc	15,368	515
	Fluor Corp.	8,258	501
	Stanley Black & Decker Inc.	7,424	460
	Expeditors International of
	Washington Inc.	9,926	452
	Republic Services Inc.
	Class A	14,328	435
	Rockwell Automation Inc.	6,639	426
	ITT Corp.	8,153	386
	Rockwell Collins Inc.	7,279	367
	L-3 Communications
	Holdings Inc.	4,965	337
	Southwest Airlines Co.	37,241	321
*	Delta Air Lines Inc.	39,368	296
			47,316
Information Technology (19.5%)
*	Apple Inc.	43,295	16,661
	International Business
	Machines Corp.	56,703	9,748
	Microsoft Corp.	355,315	9,451
*	Google Inc. Class A	11,848	6,409
	Oracle Corp.	189,619	5,323
	Intel Corp.	248,337	4,999
	Cisco Systems Inc.	258,048	4,046
	QUALCOMM Inc.	78,118	4,020
	Hewlett-Packard Co.	101,541	2,643
*	EMC Corp.	96,662	2,184
	Visa Inc. Class A	24,483	2,152
*	eBay Inc.	54,661	1,687
	Mastercard Inc. Class A	5,097	1,681
	Accenture plc Class A	30,479	1,633
	Texas Instruments Inc.	54,845	1,437
*	Dell Inc.	79,759	1,186
	Automatic Data Processing
	Inc.	23,382	1,170
	Corning Inc.	73,002	1,097
*	Cognizant Technology
	Solutions Corp. Class A	14,184	900
	Broadcom Corp. Class A	22,600	806
*	Yahoo! Inc.	58,000	789
*	Salesforce.com Inc.	5,952	766
	Applied Materials Inc.	61,520	696
*	Intuit Inc.	13,760	679
*	NetApp Inc.	17,213	648
	TE Connectivity Ltd.	20,784	636
*	Symantec Corp.	35,589	610

14

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
*	Adobe Systems Inc.	23,617	596
*	Motorola Solutions Inc.	14,130	595
	Altera Corp.	14,919	543
	Xerox Corp.	65,251	542
*	Citrix Systems Inc.	8,749	529
*	Juniper Networks Inc.	24,942	522
	Western Union Co.	30,223	499
	Analog Devices Inc.	13,972	461
	Paychex Inc.	15,178	410
	CA Inc.	19,027	399
*	VMware Inc. Class A	3,888	367
*	Marvell Technology
	Group Ltd.	24,312	320
	Fidelity National Information
	Services Inc.	11,241	317
	Activision Blizzard Inc.	25,126	297
*	First Solar Inc.	2,599	260
			90,714
Materials (3.3%)
	EI du Pont de
	Nemours & Co.	43,455	2,098
	Freeport-McMoRan
	Copper & Gold Inc.	44,325	2,089
	Monsanto Co.	25,085	1,729
	Dow Chemical Co.	55,196	1,570
	Newmont Mining Corp.	23,183	1,452
	Praxair Inc.	14,195	1,398
	Mosaic Co.	12,861	915
	Air Products & Chemicals
	Inc.	10,021	820
	Alcoa Inc.	49,549	635
	Ecolab Inc.	10,848	581
	PPG Industries Inc.	7,488	574
	Nucor Corp.	14,729	531
	International Paper Co.	19,546	531
	LyondellBasell Industries
	NV Class A	13,243	459
			15,382
Telecommunication Services (3.4%)
	AT&T Inc.	277,263	7,897
	Verizon Communications
	Inc.	132,513	4,793
	CenturyLink Inc.	28,664	1,036
*	American Tower Corp.
	Class A	18,540	999
*	Crown Castle International
	Corp.	13,564	589
*	Sprint Nextel Corp.	139,431	524
			15,838
Utilities (3.1%)
	Southern Co.	39,854	1,648
	Exelon Corp.	30,979	1,336
	Dominion Resources Inc.	27,185	1,325
	Duke Energy Corp.	61,972	1,172

		Market
		Value
	Shares	($000)
NextEra Energy Inc.	18,647	1,058
American Electric Power
Co. Inc.	22,418	866
FirstEnergy Corp.	19,499	863
Public Service Enterprise
Group Inc.	23,595	805
PG&E Corp.	18,476	782
PPL Corp.	27,005	780
Consolidated Edison Inc.	13,613	765
Progress Energy Inc.	13,687	668
Sempra Energy	10,661	560
Xcel Energy Inc.	22,506	555
Entergy Corp.	8,365	546
Edison International	14,433	537
* AES Corp.	31,243	339
		14,605
Total Common Stocks
(Cost $453,801)		465,073
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market Liquidity
Fund, 0.132%
(Cost $99)	99,201	99
Total Investments (100.0%)
(Cost $453,900)		465,172
Other Assets and Liabilities (0.0%)
Other Assets		2,429
Liabilities[1]		(2,347)
		82
Net Assets (100%)		465,254

15

Mega Cap 300 Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	473,691
Undistributed Net Investment Income	1,737
Accumulated Net Realized Losses	(21,446)
Unrealized Appreciation (Depreciation)	11,272
Net Assets	465,254

Institutional Shares—Net Assets
Applicable to 1,842,044 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	151,775
Net Asset Value Per Share—
Institutional Shares	$82.40

ETF Shares—Net Assets
Applicable to 7,500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	313,479
Net Asset Value Per Share—
ETF Shares	$41.80

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $96,000.
1 Includes $99,000 of collateral received for securities on loan.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap 300 Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	9,012
Security Lending	19
Total Income	9,031
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative—Institutional Shares	74
Management and Administrative—ETF Shares	171
Marketing and Distribution—Institutional Shares	28
Marketing and Distribution—ETF Shares	85
Custodian Fees	23
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	18
Total Expenses	487
Net Investment Income	8,544
Realized Net Gain (Loss) on Investment Securities Sold	3,860
Change in Unrealized Appreciation (Depreciation) of Investment Securities	41,037
Net Increase (Decrease) in Net Assets Resulting from Operations	53,441

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap 300 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,544	7,178
Realized Net Gain (Loss)	3,860	4,896
Change in Unrealized Appreciation (Depreciation)	41,037	(3,219)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,441	8,855
Distributions
Net Investment Income
Institutional Shares	(2,557)	(2,266)
ETF Shares	(5,669)	(4,660)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(8,226)	(6,926)
Capital Share Transactions
Institutional Shares	47,374	(13,221)
ETF Shares	54,073	28,699
Net Increase (Decrease) from Capital Share Transactions	101,447	15,478
Total Increase (Decrease)	146,662	17,407
Net Assets
Beginning of Period	318,592	301,185
End of Period[1]	465,254	318,592
1 Net Assets—End of Period includes undistributed net investment income of $1,737,000 and $1,419,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap 300 Index Fund

Financial Highlights

Institutional Shares
				Feb. 22,
				2008[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$71.03	$69.95	$87.14	$91.07
Investment Operations
Net Investment Income	1.676	1.657	1.681[2]	.685
Net Realized and Unrealized Gain (Loss) on Investments	11.379	1.033	(17.409)	(4.028)
Total from Investment Operations	13.055	2.690	(15.728)	(3.343)
Distributions
Dividends from Net Investment Income	(1.685)	(1.610)	(1.462)	(. 587)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.685)	(1.610)	(1.462)	(. 587)
Net Asset Value, End of Period	$82.40	$71.03	$69.95	$87.14

Total Return	18.38%	3.74%	-17.84%	-3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$152	$92	$102	$53
Ratio of Total Expenses to Average Net Assets	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.01%	2.24%	2.59%	2.14% [3]
Portfolio Turnover Rate [4]	8%	7%	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap 300 Index Fund

Financial Highlights

ETF Shares
				Dec. 17,
				2007[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$36.03	$35.49	$44.21	$49.24
Investment Operations
Net Investment Income	. 842	. 834	. 822 [2]	.441
Net Realized and Unrealized Gain (Loss) on Investments	5.774	. 517	(8.808)	(5.179)
Total from Investment Operations	6.616	1.351	(7.986)	(4.738)
Distributions
Dividends from Net Investment Income	(. 846)	(. 811)	(.734)	(. 292)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 846)	(. 811)	(.734)	(. 292)
Net Asset Value, End of Period	$41.80	$36.03	$35.49	$44.21

Total Return	18.35%	3.71%	-17.85%	-9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$313	$227	$199	$88
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	1.99%	2.22%	2.57%	2.09% [3]
Portfolio Turnover Rate [4]	8%	7%	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mega Cap 300 Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

21

Mega Cap 300 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $76,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $4,773,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $1,953,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $20,709,000 to offset future net capital gains of $948,000 through August 31, 2017, $13,557,000 through August 31, 2018, and $6,204,000 through August 31, 2019. In addition, the fund realized losses of $733,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $453,905,000. Net unrealized appreciation of investment securities for tax purposes was $11,267,000, consisting of unrealized gains of $46,821,000 on securities that had risen in value since their purchase and $35,554,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Mega Cap 300 Index Fund

E. During the year ended August 31, 2011, the fund purchased $154,235,000 of investment securities and sold $52,811,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	51,121	593	5,107	68
Issued in Lieu of Cash Distributions	2,453	29	2,266	30
Redeemed	(6,200)	(70)	(20,594)	(273)
Net Increase (Decrease)—Institutional Shares	47,374	552	(13,221)	(175)
ETF Shares
Issued	74,109	1,700	80,172	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(20,036)	(500)	(51,473)	(1,400)
Net Increase (Decrease)—ETF Shares	54,073	1,200	28,699	700

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Mega Cap 300 Growth Index Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMGAX	MGK
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	1.42%	1.39%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	191	191	3,716
Median Market Cap $44.8B		$44.8B	$30.4B
Price/Earnings Ratio	15.8x	15.8x	14.7x
Price/Book Ratio	3.3x	3.3x	2.0x
Return on Equity	25.2%	24.8%	19.0%
Earnings Growth Rate 14.1%		14.1%	7.0%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	16.3%	16.4%	12.3%
Consumer Staples	14.9	15.0	10.5
Energy	9.0	9.0	10.8
Financials	4.8	4.8	14.8
Health Care	8.7	8.7	11.4
Industrials	10.4	10.4	11.0
Information
Technology	31.8	31.6	18.7
Materials	3.3	3.3	4.4
Telecommunication
Services	0.7	0.7	2.6
Utilities	0.1	0.1	3.5

Volatility Measures
	MSCI US	DJ
	Large Cap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	7.0%
International Business	IT Consulting &
Machines Corp.	Other Services	4.1
Coca-Cola Co.	Soft Drinks	2.8
Google Inc. Class A	Internet Software &
	Services	2.7
Microsoft Corp.	Systems Software	2.6
Philip Morris
International Inc.	Tobacco	2.4
Oracle Corp.	Systems Software	2.2
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.1
PepsiCo Inc.	Soft Drinks	2.0
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.0
Top Ten		29.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

24

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2011
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/17/2007)	Investment
Mega Cap 300 Growth Index Fund
ETF Shares Net Asset Value	22.54%	-0.01%	$9,997
Mega Cap 300 Growth Index Fund ETF
Shares Market Price	22.72	0.00	10,001
Dow Jones U.S. Total Stock Market
Index	19.16	-1.46	9,468

MSCI US Large Cap Growth Index	22.61	0.07	10,027
Large-Cap Growth Funds Average	20.64	-2.05	9,260

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(4/3/2008)	Investment
Mega Cap 300 Growth Index Fund
Institutional Shares	22.57%	1.52%	$5,263,841
Dow Jones U.S. Total Stock Market
Index	19.16	-0.21	4,964,226
MSCI US Large Cap Growth Index	22.61	1.58	5,273,764
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

25

Mega Cap 300 Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2011
		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Growth Index Fund
ETF Shares Market Price	22.72%	0.01%
Mega Cap 300 Growth Index Fund
ETF Shares Net Asset Value	22.54	-0.03
MSCI US Large Cap Growth Index	22.61	0.27
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2011

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/3/2008	32.35%	3.33%
ETF Shares	12/17/2007
Market Price		32.34	1.55
Net Asset Value		32.32	1.55

26

Mega Cap 300 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (16.3%)
	McDonald’s Corp.	129,992	11,759
*	Amazon.com Inc.	45,332	9,760
	Comcast Corp. Class A	311,463	6,700
*	Ford Motor Co.	443,847	4,936
	Target Corp.	81,976	4,236
*	DIRECTV Class A	96,137	4,227
	NIKE Inc. Class B	45,700	3,960
	News Corp. Class A	223,339	3,857
	Starbucks Corp.	93,998	3,630
*	priceline.com Inc.	6,225	3,344
	Lowe’s Cos. Inc.	163,177	3,252
	Viacom Inc. Class B	67,225	3,243
	Yum! Brands Inc.	58,401	3,175
	Time Warner Cable Inc.	42,114	2,758
	Johnson Controls Inc.	85,049	2,711
	Walt Disney Co.	78,857	2,686
	TJX Cos. Inc.	48,298	2,638
	Home Depot Inc.	70,072	2,339
*	Las Vegas Sands Corp.	45,725	2,129
	Coach Inc.	36,983	2,079
	CBS Corp. Class B	78,560	1,968
*	Bed Bath & Beyond Inc.	31,174	1,773
	McGraw-Hill Cos. Inc.	38,354	1,615
	Kohl’s Corp.	34,733	1,610
	Wynn Resorts Ltd.	10,184	1,576
	Staples Inc.	89,289	1,316
	VF Corp.	10,980	1,285
	Ralph Lauren Corp. Class A	7,930	1,087
	News Corp. Class B	60,862	1,058
	Marriott International Inc.
	Class A	35,963	1,053
*	AutoZone Inc.	3,166	972
	Omnicom Group Inc.	23,149	939
	Gap Inc.	51,109	844
*	General Motors Co.	34,145	820
*	Discovery Communications
	Inc. Class A	17,436	737

			Market
			Value
		Shares	($000)
*	Discovery Communications
	Inc.	16,844	666
*	Dollar General Corp.	12,602	461
	Best Buy Co. Inc.	14,440	370
*	DISH Network Corp. Class A	12,714	316
	Comcast Corp.	4,553	96
			103,981
Consumer Staples (14.9%)
	Coca-Cola Co.	258,152	18,187
	Philip Morris International
	Inc.	222,864	15,449
	PepsiCo Inc.	198,170	12,768
	Wal-Mart Stores Inc.	239,278	12,732
	Colgate-Palmolive Co.	61,235	5,509
	Costco Wholesale Corp.	54,818	4,305
	Walgreen Co.	114,712	4,039
	Kimberly-Clark Corp.	49,183	3,402
	General Mills Inc.	80,068	3,035
	Sysco Corp.	72,811	2,034
	Mead Johnson Nutrition Co.	25,572	1,822
	Kellogg Co.	31,993	1,738
	Kroger Co.	72,139	1,700
	Estee Lauder Cos. Inc.
	Class A	15,145	1,479
	Hershey Co.	20,868	1,224
	Avon Products Inc.	53,719	1,212
	Clorox Co.	16,680	1,163
	HJ Heinz Co.	20,045	1,055
	Sara Lee Corp.	45,237	816
	Campbell Soup Co.	24,017	765
	Brown-Forman Corp.
	Class B	10,593	760
			95,194
Energy (9.0%)
	Schlumberger Ltd.	170,015	13,282
	Occidental Petroleum Corp.	101,880	8,837
	Halliburton Co.	114,734	5,091
	Anadarko Petroleum Corp.	62,423	4,604
	National Oilwell Varco Inc.	53,058	3,508

27

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
	Baker Hughes Inc.	54,567	3,335
	EOG Resources Inc.	33,700	3,120
	Hess Corp.	38,412	2,279
	Williams Cos. Inc.	73,736	1,990
*	Southwestern Energy Co.	43,489	1,650
	Peabody Energy Corp.	33,813	1,650
*	Weatherford International
	Ltd.	93,449	1,601
*	Cameron International Corp.	30,629	1,592
	Murphy Oil Corp.	22,961	1,230
	Noble Energy Inc.	11,118	982
*	Alpha Natural Resources Inc.	28,317	936
*	Ultra Petroleum Corp.	19,156	642
	Diamond Offshore Drilling
	Inc.	8,617	549
	Noble Corp.	15,660	529
	Kinder Morgan Inc.	13,504	349
			57,756
Financials (4.8%)
	American Express Co.	135,676	6,744
	Simon Property Group Inc.	36,816	4,326
*	Berkshire Hathaway Inc.
	Class B	39,656	2,895
	Franklin Resources Inc.	19,380	2,324
	Public Storage	18,272	2,261
	T Rowe Price Group Inc.	32,385	1,732
	Discover Financial
	Services	68,160	1,715
	Charles Schwab Corp.	127,787	1,576
	Boston Properties Inc.	11,890	1,240
	Weyerhaeuser Co.	67,045	1,209
	Invesco Ltd.	57,544	1,053
	Northern Trust Corp.	27,258	1,047
	Equity Residential	12,818	784
	AON Corp.	13,200	617
	Ameriprise Financial Inc.	10,785	493
	TD Ameritrade Holding
	Corp.	28,406	437
	General Growth
	Properties Inc.	26,828	366
			30,819
Health Care (8.7%)
	UnitedHealth Group Inc.	135,776	6,452
	Medtronic Inc.	134,044	4,701
	Amgen Inc.	75,741	4,196
	Baxter International Inc.	71,459	4,000
*	Gilead Sciences Inc.	98,579	3,932
*	Celgene Corp.	57,923	3,445
	Allergan Inc.	38,256	3,130
*	Express Scripts Inc.	63,087	2,961
*	Medco Health Solutions Inc.	50,049	2,710
*	Biogen Idec Inc.	28,664	2,700
*	Thermo Fisher Scientific Inc.	47,948	2,634
	McKesson Corp.	31,511	2,519

			Market
			Value
		Shares	($000)
	Becton Dickinson and Co.	27,334	2,224
*	Intuitive Surgical Inc.	4,933	1,881
	St. Jude Medical Inc.	41,189	1,876
	Stryker Corp.	36,650	1,790
*	Agilent Technologies Inc.	43,550	1,606
*	Zimmer Holdings Inc.	23,998	1,365
	Quest Diagnostics Inc.	19,631	983
*	HCA Holdings Inc.	19,858	398
			55,503
Industrials (10.4%)
	Caterpillar Inc.	80,815	7,354
	United Parcel Service Inc.
	Class B	92,534	6,236
	Boeing Co.	87,956	5,881
	Union Pacific Corp.	61,581	5,676
	Emerson Electric Co.	94,212	4,386
	Deere & Co.	52,620	4,253
	Danaher Corp.	70,816	3,244
	CSX Corp.	138,765	3,044
	Norfolk Southern Corp.	44,254	2,995
	FedEx Corp.	37,652	2,964
	Precision Castparts Corp.	17,935	2,939
	Tyco International Ltd.	58,702	2,441
	Cummins Inc.	23,475	2,181
	Honeywell International Inc.	32,616	1,559
	PACCAR Inc.	41,075	1,546
	CH Robinson Worldwide Inc.	20,353	1,435
	Fluor Corp.	21,813	1,324
	Expeditors International of
	Washington Inc.	26,516	1,206
	Rockwell Automation Inc.	18,167	1,165
	Republic Services Inc.
	Class A	37,943	1,152
	ITT Corp.	21,832	1,033
	Rockwell Collins Inc.	19,437	981
	Parker Hannifin Corp.	10,208	750
	Ingersoll-Rand plc	20,686	693
*	Delta Air Lines Inc.	36,117	272
			66,710
Information Technology (31.8%)
*	Apple Inc.	115,897	44,601
	International Business
	Machines Corp.	151,741	26,086
*	Google Inc. Class A	31,713	17,155
	Microsoft Corp.	618,296	16,447
	Oracle Corp.	507,421	14,243
	Cisco Systems Inc.	689,311	10,808
	QUALCOMM Inc.	209,255	10,768
*	EMC Corp.	258,279	5,835
	Visa Inc. Class A	65,644	5,769
*	eBay Inc.	146,435	4,520
	Mastercard Inc. Class A	13,604	4,485
	Accenture plc Class A	81,424	4,364
	Texas Instruments Inc.	145,457	3,812

28

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
	Automatic Data Processing
	Inc.	62,652	3,135
	Hewlett-Packard Co.	95,050	2,474
*	Cognizant Technology
	Solutions Corp. Class A	38,053	2,414
	Broadcom Corp. Class A	60,571	2,159
*	Salesforce.com Inc.	16,039	2,065
*	Intuit Inc.	35,997	1,776
*	NetApp Inc.	46,147	1,736
*	Symantec Corp.	95,316	1,635
*	Adobe Systems Inc.	63,281	1,597
*	Dell Inc.	106,289	1,580
	Altera Corp.	40,446	1,472
*	Citrix Systems Inc.	23,516	1,421
*	Juniper Networks Inc.	66,869	1,400
	Western Union Co.	79,189	1,308
	Analog Devices Inc.	37,492	1,238
	CA Inc.	51,000	1,071
*	Yahoo! Inc.	77,753	1,058
*	VMware Inc. Class A	10,549	995
*	Marvell Technology
	Group Ltd.	65,096	856
	Activision Blizzard Inc.	64,438	763
	Paychex Inc.	26,272	709
*,^	First Solar Inc.	6,923	692
*	Motorola Solutions Inc.	13,417	565
			203,012
Materials (3.3%)
	Monsanto Co.	67,225	4,634
	Newmont Mining Corp.	61,964	3,880
	Praxair Inc.	38,144	3,757
	Mosaic Co.	34,482	2,453
	EI du Pont de
	Nemours & Co.	40,768	1,968
	Ecolab Inc.	29,129	1,561
	Air Products & Chemicals
	Inc.	13,189	1,080
	LyondellBasell Industries
	NV Class A	22,874	792
	PPG Industries Inc.	9,951	762
			20,887
Telecommunication Services (0.7%)
*	American Tower Corp.
	Class A	49,719	2,678
*	Crown Castle International
	Corp.	36,347	1,578
			4,256
Utilities (0.1%)
*	AES Corp.	83,778	910
Total Common Stocks
(Cost $575,236)			639,028

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market Liquidity
Fund, 0.132%	509,601	510

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3 Freddie Mac Discount
Notes, 0.060%, 9/6/11 100		100
Total Temporary Cash Investments
(Cost $610)		610
Total Investments (100.1%)
(Cost $575,846)		639,638
Other Assets and Liabilities (-0.1%)
Other Assets		3,848
Liabilities[2]		(4,202)
		(354)
Net Assets (100%)		639,284

29

Mega Cap 300 Growth Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	618,620
Undistributed Net Investment Income	1,224
Accumulated Net Realized Losses	(44,352)
Unrealized Appreciation (Depreciation)	63,792
Net Assets	639,284

Institutional Shares—Net Assets
Applicable to 1,333,963 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	123,729
Net Asset Value Per Share—
Institutional Shares	$92.75

ETF Shares—Net Assets
Applicable to 11,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	515,555
Net Asset Value Per Share—
ETF Shares	$46.87

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $490,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $510,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap 300 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	7,801
Interest[1]	2
Security Lending	31
Total Income	7,834
Expenses
The Vanguard Group—Note B
Investment Advisory Services	75
Management and Administrative—Institutional Shares	68
Management and Administrative—ETF Shares	284
Marketing and Distribution—Institutional Shares	18
Marketing and Distribution—ETF Shares	119
Custodian Fees	21
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	9
Total Expenses	622
Net Investment Income	7,212
Realized Net Gain (Loss)
Investment Securities Sold	4,524
Futures Contracts	(40)
Realized Net Gain (Loss)	4,484
Change in Unrealized Appreciation (Depreciation) of Investment Securities	71,074
Net Increase (Decrease) in Net Assets Resulting from Operations	82,770
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,212	5,462
Realized Net Gain (Loss)	4,484	52,781
Change in Unrealized Appreciation (Depreciation)	71,074	(28,108)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,770	30,135
Distributions
Net Investment Income
Institutional Shares	(1,559)	(1,017)
ETF Shares	(5,586)	(4,676)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(7,145)	(5,693)
Capital Share Transactions
Institutional Shares	15,479	26,091
ETF Shares	171,720	(272,394)
Net Increase (Decrease) from Capital Share Transactions	187,199	(246,303)
Total Increase (Decrease)	262,824	(221,861)
Net Assets
Beginning of Period	376,460	598,321
End of Period[1]	639,284	376,460
1 Net Assets—End of Period includes undistributed net investment income of $1,224,000 and $1,157,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
				Apr. 3,
				2008[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$76.74	$74.21	$91.10	$92.21
Investment Operations
Net Investment Income	1.227	1.180	1.053	. 343
Net Realized and Unrealized Gain (Loss) on Investments	16.067	2.465	(16.900)	(1.250)
Total from Investment Operations	17.294	3.645	(15.847)	(. 907)
Distributions
Dividends from Net Investment Income	(1.284)	(1.115)	(1.043)	(. 203)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.284)	(1.115)	(1.043)	(. 203)
Net Asset Value, End of Period	$92.75	$76.74	$74.21	$91.10

Total Return	22.57%	4.84%	-17.25%	-0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$124	$90	$62	$97
Ratio of Total Expenses to Average Net Assets	0.10%	0.11%	0.11%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.35%	1.39%	1.59%	1.16%[2]
Portfolio Turnover Rate [3]	26%	21%	31%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap 300 Growth Index Fund

Financial Highlights

ETF Shares
				Dec. 17,
				2007[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$38.78	$37.50	$46.04	$49.10
Investment Operations
Net Investment Income	. 611	. 586	. 528	. 237
Net Realized and Unrealized Gain (Loss) on Investments	8.120	1.248	(8.548)	(3.139)
Total from Investment Operations	8.731	1.834	(8.020)	(2.902)
Distributions
Dividends from Net Investment Income	(. 641)	(. 554)	(. 520)	(.158)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 641)	(. 554)	(. 520)	(.158)
Net Asset Value, End of Period	$46.87	$38.78	$37.50	$46.04

Total Return	22.54%	4.82%	-17.28%	-5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$516	$287	$536	$161
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.13%	0.13%[2]
Ratio of Net Investment Income to Average Net Assets	1.33%	1.37%	1.57%	1.11%[2]
Portfolio Turnover Rate [3]	26%	21%	31%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

35

Mega Cap 300 Growth Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $103,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	639,028	—	—
Temporary Cash Investments	510	100	—
Total	639,538	100	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

36

Mega Cap 300 Growth Index Fund

During the year ended August 31, 2011, the fund realized $10,527,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $1,534,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $38,182,000 to offset future net capital gains of $7,258,000 through August 31, 2017, $25,747,000 through August 31, 2018, and $5,177,000 through August 31, 2019. In addition, the fund realized losses of $6,166,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $575,849,000. Net unrealized appreciation of investment securities for tax purposes was $63,789,000, consisting of unrealized gains of $89,548,000 on securities that had risen in value since their purchase and $25,759,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2011, the fund purchased $387,085,000 of investment securities and sold $199,515,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	14,556	157	25,101	317
Issued in Lieu of Cash Distributions	1,559	17	1,017	13
Redeemed	(636)	(7)	(27)	—
Net Increase (Decrease)—Institutional Shares	15,479	167	26,091	330
ETF Shares
Issued	237,976	5,000	93,521	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(66,256)	(1,400)	(365,915)	(9,200)
Net Increase (Decrease)—ETF Shares	171,720	3,600	(272,394)	(6,900)

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

37

Mega Cap 300 Value Index Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMVLX	MGV
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	3.03%	3.01%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	149	149	3,716
Median Market Cap	$81.6B	$81.6B	$30.4B
Price/Earnings Ratio	11.6x	11.6x	14.7x
Price/Book Ratio	1.4x	1.4x	2.0x
Return on Equity	16.9%	16.9%	19.0%
Earnings Growth Rate	-0.1%	-0.1%	7.0%
Dividend Yield	3.1%	3.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	24%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	3.5%	3.6%	12.3%
Consumer Staples	8.8	8.8	10.5
Energy	16.9	16.9	10.8
Financials	23.2	23.1	14.8
Health Care	15.2	15.2	11.4
Industrials	9.9	9.9	11.0
Information
Technology	6.6	6.6	18.7
Materials	3.3	3.3	4.4
Telecommunication
Services	6.3	6.3	2.6
Utilities	6.3	6.3	3.5

Volatility Measures
	MSCI US	DJ
	Large Cap	U.S. Total
	Value	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	7.5%
Chevron Corp.	Integrated Oil &
	Gas	4.1
Johnson & Johnson	Pharmaceuticals	3.7
Procter & Gamble Co.	Household
	Products	3.7
General Electric Co.	Industrial
	Conglomerates	3.6
AT&T Inc.	Integrated
	Telecommunication
	Services	3.5
Pfizer Inc.	Pharmaceuticals	3.1
JPMorgan Chase & Co.	Diversified Financial
	Services	3.1
Wells Fargo & Co.	Diversified Banks	2.7
Intel Corp.	Semiconductors	2.2
Top Ten		37.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

38

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2011
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/17/2007)	Investment
Mega Cap 300 Value Index Fund ETF
Shares Net Asset Value	14.32%	-4.95%	$8,287
Mega Cap 300 Value Index Fund ETF
Shares Market Price	14.39	-4.95	8,285
Dow Jones U.S. Total Stock Market
Index	19.16	-1.46	9,468

MSCI US Large Cap Value Index	14.34	-4.95	8,287
Large-Cap Value Funds Average	13.70	-4.66	8,380

Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/5/2008)	Investment
Mega Cap 300 Value Index Fund
Institutional Shares	14.33%	-2.91%	$4,510,853
Dow Jones U.S. Total Stock Market
Index	19.16	0.52	5,092,002
MSCI US Large Cap Value Index	14.34	-2.94	4,505,006
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

39

Mega Cap 300 Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2011
		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Value Index Fund
ETF Shares Market Price	14.39%	-17.15%
Mega Cap 300 Value Index Fund
ETF Shares Net Asset Value	14.32	-17.13
MSCI US Large Cap Value Index	14.34	-17.13
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2011

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/5/2008	28.12%	-0.32%
ETF Shares	12/17/2007
Market Price		28.15	-2.67
Net Asset Value		28.12	-2.66

40

Mega Cap 300 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (3.5%)
Walt Disney Co.	107,751	3,670
Home Depot Inc.	95,685	3,194
Time Warner Inc.	98,662	3,124
Carnival Corp.	42,114	1,391
* General Motors Co.	46,606	1,120
Macy’s Inc.	39,253	1,019
Best Buy Co. Inc.	20,065	513
Comcast Corp.	21,604	457
JC Penney Co. Inc.	14,672	391
Omnicom Group Inc.	9,065	367
* DISH Network Corp. Class A	9,574	238
*,^ Sears Holdings Corp.	3,956	237
		15,721
Consumer Staples (8.8%)
Procter & Gamble Co.	257,604	16,404
Kraft Foods Inc.	153,942	5,391
Altria Group Inc.	193,007	5,248
CVS Caremark Corp.	124,978	4,488
Archer-Daniels-Midland Co.	58,832	1,676
Lorillard Inc.	13,224	1,473
Reynolds American Inc.	32,218	1,211
ConAgra Foods Inc.	37,667	920
HJ Heinz Co.	14,748	776
Molson Coors Brewing Co.
Class B	15,004	656
Safeway Inc.	32,577	597
Sara Lee Corp.	17,902	323
		39,163
Energy (16.9%)
Exxon Mobil Corp.	454,500	33,651
Chevron Corp.	185,533	18,351
ConocoPhillips	123,895	8,433
Apache Corp.	35,435	3,652
Devon Energy Corp.	37,008	2,510
Chesapeake Energy Corp.	60,691	1,966
Marathon Oil Corp.	65,645	1,767

			Market
			Value
		Shares	($000)
	Spectra Energy Corp.	59,960	1,557
	Marathon Petroleum Corp.	32,673	1,211
	Valero Energy Corp.	52,583	1,195
	Noble Energy Inc.	8,224	727
	Noble Corp.	11,488	388
			75,408
Financials (23.2%)
	JPMorgan Chase & Co.	366,594	13,769
	Wells Fargo & Co.	463,541	12,098
	Citigroup Inc.	268,122	8,325
	Bank of America Corp.	934,836	7,638
	Goldman Sachs Group Inc.	45,334	5,269
	US Bancorp	177,682	4,124
*	Berkshire Hathaway Inc.
	Class B	54,083	3,948
	MetLife Inc.	97,435	3,274
	PNC Financial Services
	Group Inc.	48,580	2,436
	Bank of New York Mellon
	Corp.	114,518	2,367
	Prudential Financial Inc.	44,867	2,253
	Morgan Stanley	128,196	2,243
	ACE Ltd.	31,182	2,014
	Travelers Cos. Inc.	38,728	1,954
	Capital One Financial Corp.	42,371	1,951
	Chubb Corp.	27,113	1,678
	State Street Corp.	46,553	1,654
	Aflac Inc.	43,245	1,631
	Annaly Capital Management
	Inc.	87,670	1,590
	CME Group Inc.	5,884	1,572
	Marsh & McLennan Cos.
	Inc.	50,580	1,503
	BB&T Corp.	64,233	1,432
	BlackRock Inc.	8,553	1,409
	HCP Inc.	37,429	1,395
	Ventas Inc.	25,246	1,350
	Vornado Realty Trust	15,334	1,317
	Allstate Corp.	48,096	1,262

41

Mega Cap 300 Value Index Fund

			Market
			Value
		Shares	($000)
	ProLogis Inc.	41,789	1,138
	Loews Corp.	30,136	1,134
	Progressive Corp.	57,619	1,105
	American International
	Group Inc.	43,600	1,104
	Equity Residential	17,636	1,079
	SunTrust Banks Inc.	49,277	981
	Fifth Third Bancorp	84,338	896
	AON Corp.	18,004	841
	M&T Bank Corp.	10,413	792
	Principal Financial Group Inc.	29,512	748
	Hartford Financial Services
	Group Inc.	38,880	744
	Ameriprise Financial Inc.	14,650	670
	Boston Properties Inc.	4,721	492
	General Growth Properties
	Inc.	20,063	274
			103,454
Health Care (15.2%)
	Johnson & Johnson	252,929	16,643
	Pfizer Inc.	728,978	13,836
	Merck & Co. Inc.	284,758	9,431
	Abbott Laboratories	143,475	7,534
	Bristol-Myers Squibb Co.	157,283	4,679
	Eli Lilly & Co.	96,081	3,604
	Covidien plc	45,781	2,389
	WellPoint Inc.	33,945	2,149
	Amgen Inc.	30,064	1,666
	Aetna Inc.	34,950	1,399
	Cardinal Health Inc.	32,382	1,376
	CIGNA Corp.	25,014	1,169
*	Boston Scientific Corp.	140,889	955
*	Forest Laboratories Inc.	26,319	901
			67,731
Industrials (9.9%)
	General Electric Co.	978,432	15,958
	United Technologies Corp.	80,262	5,959
	3M Co.	62,280	5,168
	Honeywell International Inc.	44,838	2,144
	Lockheed Martin Corp.	27,428	2,035
	Illinois Tool Works Inc.	41,488	1,931
	General Dynamics Corp.	29,175	1,870
	Raytheon Co.	32,776	1,417
	Northrop Grumman Corp.	25,638	1,400
	Waste Management Inc.	41,555	1,373
	Eaton Corp.	29,938	1,286
	Stanley Black & Decker Inc.	14,683	910
	L-3 Communications
	Holdings Inc.	9,808	665
	Southwest Airlines Co.	72,797	628
	Parker Hannifin Corp.	7,523	552
	Ingersoll-Rand plc	15,188	509
*	Delta Air Lines Inc.	50,692	382
			44,187

			Market
			Value
		Shares	($000)
Information Technology (6.5%)
	Intel Corp.	489,188	9,847
	Microsoft Corp.	245,148	6,521
	Hewlett-Packard Co.	129,829	3,379
	Corning Inc.	144,746	2,176
	Applied Materials Inc.	121,216	1,372
	TE Connectivity Ltd.	40,450	1,239
*	Dell Inc.	78,156	1,162
	Xerox Corp.	129,360	1,074
*	Yahoo! Inc.	57,250	779
*	Motorola Solutions Inc.	18,392	774
	Fidelity National Information
	Services Inc.	22,570	636
	Paychex Inc.	10,383	280
			29,239
Materials (3.3%)
	Freeport-McMoRan
	Copper & Gold Inc.	87,399	4,120
	Dow Chemical Co.	108,362	3,083
	EI du Pont de
	Nemours & Co.	55,656	2,686
	Alcoa Inc.	97,690	1,251
	Nucor Corp.	29,040	1,048
	International Paper Co.	38,431	1,043
	Air Products & Chemicals Inc.	9,803	803
	PPG Industries Inc.	7,414	568
	LyondellBasell Industries
	NV Class A	9,064	314
			14,916
Telecommunication Services (6.3%)
	AT&T Inc.	546,388	15,561
	Verizon Communications
	Inc.	261,074	9,443
	CenturyLink Inc.	56,729	2,051
*	Sprint Nextel Corp.	274,622	1,032
			28,087
Utilities (6.3%)
	Southern Co.	78,335	3,240
	Exelon Corp.	61,061	2,633
	Dominion Resources Inc.	53,060	2,586
	Duke Energy Corp.	122,738	2,321
	NextEra Energy Inc.	36,981	2,098
	American Electric Power
	Co. Inc.	44,443	1,717
	FirstEnergy Corp.	38,495	1,703
	Public Service Enterprise
	Group Inc.	46,524	1,588
	PG&E Corp.	36,688	1,554
	PPL Corp.	53,235	1,537
	Consolidated Edison Inc.	27,028	1,519
	Progress Energy Inc.	27,214	1,328
	Sempra Energy	21,079	1,107

42

Mega Cap 300 Value Index Fund

		Market
		Value
	Shares	($000)
Xcel Energy Inc.	44,679	1,102
Entergy Corp.	16,450	1,073
Edison International	28,436	1,058
		28,164
Total Common Stocks
(Cost $459,628)		446,070
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity
Fund, 0.132%	241,801	242

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Freddie Mac Discount
Notes, 0.080%, 9/26/11	100	100
Total Temporary Cash Investments
(Cost $342)		342
Total Investments (100.0%)
(Cost $459,970)		446,412
Other Assets and Liabilities (0.0%)
Other Assets		3,147
Liabilities[3]		(3,289)
		(142)
Net Assets (100%)		446,270

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	490,633
Undistributed Net Investment Income	2,623
Accumulated Net Realized Losses	(33,411)
Unrealized Appreciation (Depreciation)
Investment Securities	(13,558)
Futures Contracts	(17)
Net Assets	446,270

Institutional Shares—Net Assets
Applicable to 1,428,564 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	105,065
Net Asset Value Per Share—
Institutional Shares	$73.55

ETF Shares—Net Assets
Applicable to 9,200,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	341,205
Net Asset Value Per Share—
ETF Shares	$37.09

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $234,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $242,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap 300 Value Index Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Dividends	11,463
Interest	1
Security Lending	21
Total Income	11,485
Expenses
The Vanguard Group—Note B
Investment Advisory Services	59
Management and Administrative—Institutional Shares	40
Management and Administrative—ETF Shares	205
Marketing and Distribution—Institutional Shares	29
Marketing and Distribution—ETF Shares	90
Custodian Fees	22
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	6
Total Expenses	480
Net Investment Income	11,005
Realized Net Gain (Loss)
Investment Securities Sold	22,196
Futures Contracts	12
Realized Net Gain (Loss)	22,208
Change in Unrealized Appreciation (Depreciation)
Investment Securities	130
Futures Contracts	(17)
Change in Unrealized Appreciation (Depreciation)	113
Net Increase (Decrease) in Net Assets Resulting from Operations	33,326

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,005	8,090
Realized Net Gain (Loss)	22,208	779
Change in Unrealized Appreciation (Depreciation)	113	(5,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,326	3,341
Distributions
Net Investment Income
Institutional Shares	(2,376)	(2,101)
ETF Shares	(7,751)	(5,508)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(10,127)	(7,609)
Capital Share Transactions
Institutional Shares	21,590	6,114
ETF Shares	99,575	66,952
Net Increase (Decrease) from Capital Share Transactions	121,165	73,066
Total Increase (Decrease)	144,364	68,798
Net Assets
Beginning of Period	301,906	233,108
End of Period[1]	446,270	301,906
1 Net Assets—End of Period includes undistributed net investment income of $2,623,000 and $1,745,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
				Mar. 5,
				2008[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$65.97	$66.02	$83.69	$90.01
Investment Operations
Net Investment Income	1.965	1.932	2.135	1.124 [2]
Net Realized and Unrealized Gain (Loss) on Investments	7.528	(.075)	(17.658)	(6.444)
Total from Investment Operations	9.493	1.857	(15.523)	(5.320)
Distributions
Dividends from Net Investment Income	(1.913)	(1.907)	(2.147)	(1.000)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.913)	(1.907)	(2.147)	(1.000)
Net Asset Value, End of Period	$73.55	$65.97	$66.02	$83.69

Total Return	14.33%	2.69%	-18.29%	-5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$105	$76	$70	$53
Ratio of Total Expenses to Average Net Assets	0.10%	0.11%	0.11%	0.08% [3]
Ratio of Net Investment Income to Average Net Assets	2.65%	2.88%	3.66%	3.19% [3]
Portfolio Turnover Rate [4]	24%	26%	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap 300 Value Index Fund

Financial Highlights

ETF Shares
				Dec. 17,
				2007[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.26	$33.29	$42.21	$49.38
Investment Operations
Net Investment Income	. 983	. 969	1.070	. 886 [2]
Net Realized and Unrealized Gain (Loss) on Investments	3.805	(.042)	(8.915)	(7.560)
Total from Investment Operations	4.788	.927	(7.845)	(6.674)
Distributions
Dividends from Net Investment Income	(.958)	(.957)	(1.075)	(.496)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.958)	(.957)	(1.075)	(.496)
Net Asset Value, End of Period	$37.09	$33.26	$33.29	$42.21

Total Return	14.32%	2.68%	-18.32%	-13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$341	$226	$163	$97
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.63%	2.86%	3.64%	3.14% [3]
Portfolio Turnover Rate [4]	24%	26%	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

48

Mega Cap 300 Value Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $78,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	446,070	—	—
Temporary Cash Investments	242	100	—
Futures Contracts—Assets[1]	3	—	—
Total	446,315	100	—
1 Represents variation margin on the last day of the reporting period.

49

Mega Cap 300 Value Index Fund

D. At August 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2011	4	244	(17)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2011, the fund realized $25,338,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $2,809,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $29,150,000 to offset future net capital gains of $851,000 through August 31, 2017, $18,544,000 through August 31, 2018, and $9,755,000 through August 31, 2019. In addition, the fund realized losses of $4,278,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $459,970,000. Net unrealized depreciation of investment securities for tax purposes was $13,558,000, consisting of unrealized gains of $21,694,000 on securities that had risen in value since their purchase and $35,252,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2011, the fund purchased $331,010,000 of investment securities and sold $209,172,000 of investment securities, other than temporary cash investments.

50

Mega Cap 300 Value Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	34,981	452	14,527	210
Issued in Lieu of Cash Distributions	2,375	31	2,101	30
Redeemed	(15,766)	(203)	(10,514)	(152)
Net Increase (Decrease)—Institutional Shares	21,590	280	6,114	88
ETF Shares
Issued	211,596	5,300	111,531	3,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(112,021)	(2,900)	(44,579)	(1,300)
Net Increase (Decrease)—ETF Shares	99,575	2,400	66,952	1,900

H. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 13, 2011

52

Special 2011 tax information (unaudited) for Vanguard Mega Cap 300 Index Funds

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Index Fund	($000)
Mega Cap 300	8,226
Mega Cap 300 Growth	7,145
Mega Cap 300 Value	10,127

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Mega Cap 300	100.0%
Mega Cap 300 Growth	100.0
Mega Cap 300 Value	99.5

53

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap 300 Index Funds
Periods Ended August 31, 2011
		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Index Fund ETF Shares
Returns Before Taxes	18.35%	-2.48%
Returns After Taxes on Distributions	18.00	-2.76
Returns After Taxes on Distributions and Sale of Fund Shares	12.40	-2.12

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Growth Index Fund ETF Shares
Returns Before Taxes	22.54%	-0.01%
Returns After Taxes on Distributions	22.29	-0.20
Returns After Taxes on Distributions and Sale of Fund Shares	14.98	-0.03

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Value Index Fund ETF Shares
Returns Before Taxes	14.32%	-4.95%
Returns After Taxes on Distributions	13.90	-5.32
Returns After Taxes on Distributions and Sale of Fund Shares	9.90	-4.18

54

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

55

Six Months Ended August 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2011	8/31/2011	Period
Based on Actual Fund Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	930.25	$0.44
ETF Shares	1,000.00	930.11	0.54
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	955.81	$0.44
ETF Shares	1,000.00	955.68	0.54
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	904.81	$0.43
ETF Shares	1,000.00	904.71	0.53
Based on Hypothetical 5% Yearly Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,024.75	$0.46
ETF Shares	1,000.00	1,024.65	0.56
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.75	$0.46
ETF Shares	1,000.00	1,024.65	0.56
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,024.75	$0.46
ETF Shares	1,000.00	1,024.65	0.56

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap 300 Index Fund, 0.09% for Institutional Shares and 0.11% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.09% for Institutional Shares and 0.11% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.09% for Institutional Shares and 0.11% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

56

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Mega Cap 300 Index Fund, Mega Cap 300 Growth Index Fund, and Mega Cap 300 Value Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management since their inception in 2007 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance and underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

57

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

58

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

59

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

The funds or securities referred to herein are not
Fund Information > 800-662-7447	sponsored, endorsed, or promoted by MSCI, and MSCI
Direct Investor Account Services > 800-662-2739	bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. For any such funds or securities, the
Text Telephone for People	prospectus or the Statement of Additional Information
With Hearing Impairment > 800-749-7273	contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
This material may be used in conjunction	any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2011: $492,000
Fiscal Year Ended August 31, 2010: $460,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2011: $3,978,540
Fiscal Year Ended August 31, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2011: $1,341,750
Fiscal Year Ended August 31, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended August 31, 2011: $373,830
Fiscal Year Ended August 31, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended August 31, 2011: $16,000
Fiscal Year Ended August 31, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2011: $389,830
Fiscal Year Ended August 31, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 20, 2011

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 20, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.